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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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NORTONLIFELOCK INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
to be held on:
September 8, 2020
9:00 a.m. Pacific Time

Dear Stockholder:

         You are cordially invited to attend our 2020 Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at 9:00 a.m. (Pacific Time) on Tuesday, September 8, 2020. This year's meeting will again be completely virtual and conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions prior to or during the meeting by visiting www.virtualshareholdermeeting.com/NLOK2020. You will also be able to vote your shares electronically at the Annual Meeting. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and stockholders will have the same rights and opportunities to participate as they would have at an in-person meeting. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world. In addition, the online format will allow us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.virtualshareholdermeeting.com/NLOK2020 and submit questions in advance of the Annual Meeting.

         For your convenience, we are also pleased to offer a re-playable webcast of the Annual Meeting at investor.nortonlifelock.com.

         We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement:

    1.
    To elect the eight nominees named in the proxy statement to NortonLifeLock's Board of Directors;

    2.
    To ratify the appointment of KPMG LLP as NortonLifeLock's independent registered public accounting firm for the 2021 fiscal year;

    3.
    To hold an advisory vote to approve executive compensation;

    4.
    To consider and vote upon a stockholder proposal, if properly presented at the meeting; and

    5.
    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         We are furnishing proxy materials to our stockholders primarily via the internet to expedite stockholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. On or about July 22, 2020, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report, and how to vote through the internet or by telephone.

         Only stockholders of record as of the close of business on July 13, 2020 are entitled to notice of, and vote at, the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote will be available for inspection at our offices for ten days prior to the Annual Meeting. If you would like to view this stockholder list, please contact Investor Relations at (650) 527-8000.

         Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or in the proxy card you received in the mail. You may revoke your proxy at any time before it is voted. Please refer to the "2020 Annual Meeting of Stockholders Meeting Information" section of the proxy statement for additional information.

BY ORDER OF THE BOARD OF DIRECTORS
BRYAN KO Chief Legal Officer, Secretary and Head of Corporate Affairs

Tempe, Arizona
July 22, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 8, 2020.    The proxy statement and NortonLifeLock's Form 10-K for the 2020 fiscal year are available at http://investor.nortonlifelock.com/About/Investors/financial-information/Annual-Reports/default.aspx.

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PROXY SUMMARY

        This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2020 ANNUAL MEETING OF STOCKHOLDERS INFORMATION

Date and Time:	Tuesday, September 8, 2020 at 9:00 a.m. Pacific Time
Location:	Meeting live via the internet by visiting www.virtualshareholdermeeting.com/NLOK2020
Record Date:	July 13, 2020
Admission:
To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/NLOK2020. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

VOTING MATTERS

Proposals	Board Recommendation	Page Number for Additional Information
1. Election of Directors	FOR	18
2. Ratification of Independent Registered Public Accounting Firm	FOR	30
3. Advisory Vote to Approve Executive Compensation	FOR	31
4. Stockholder Proposal regarding Political Spending Disclosure	AGAINST	32

OUR DIRECTOR NOMINEES

								Other Current Public Boards
		Director Since			Committee Memberships*
Name	Age		Principal Occupation	Independent	AC	CC	NGC
Sue Barsamian	61	2019	Director	Yes				1
Eric K. Brandt	58	2020	Director	Yes	**			3
Frank E. Dangeard	62	2007	Managing Partner, Harcourt	Yes				2
Nora M. Denzel	57	2019	Director	Yes				3
Peter A. Feld	41	2018	Managing Member and Head of Research, Starboard Value LP	Yes				2
Kenneth Y. Hao	51	2016	Chairman and Managing Partner, Silver Lake Partners	Yes				2
David W. Humphrey	43	2016	Managing Director, Bain Capital	Yes				0
Vincent Pilette	48	2019	Chief Executive Officer	No				0

AC = Audit Committee         CC = Compensation and Leadership Development Committee         NGC = Nominating and Governance Committee

=	Member	=	Chair

* Reflects our Board and committee composition following the Annual Meeting.

** At the conclusion of our 2020 Annual Meeting, Mr. Brandt will become the chair of the Audit Committee, succeeding Mr. Unruh.

SOUND CORPORATE GOVERNANCE PRACTICES

  ✓
  Separate Independent Chairman and CEO

  ✓
  Board Committees Consist Entirely of Independent Directors

  ✓
  All Current Directors Attended at least 75% of Meetings Held

  ✓
  Independent Directors Meet Regularly in Executive Session

  ✓
  Director Age Limit of 72

  ✓
  Annual Board and Committee Self-Evaluations

  ✓
  Risk Oversight by Full Board and Committees

  ✓
  Annual Election of All Directors

  ✓
  Majority Voting for Directors

  ✓
  Stockholder Ability to Call Special Meetings (15% threshold)

  ✓
  Stockholder Ability to Act by Written Consent

  ✓
  Proxy Access Subject to Standard Eligibility Requirements

  ✓
  Insider Trading Policy Prohibits Short-selling, Hedging and Pledging NortonLifeLock Securities

  ✓
  Robust Stock Ownership Requirements for Directors and Executive Officers

A YEAR OF TRANSFORMATION

        The following timeline outlines the series of transformational events we experienced in fiscal 2020 ("FY20"), a fiscal year in which there were significant changes to both key management and our business and operations:

EXECUTIVE COMPENSATION PHILOSOPHY AND PRACTICES

        As outlined below, we are committed to return to our prior pay philosophy and practices in fiscal year 2021. The overriding principle driving our compensation programs continues to be our belief that it benefits our employees, customers, partners and stockholders to have management's compensation tied to our near- and long-term performance. In general, these pay programs reward achievement of challenging performance goals that align with our business strategy.

Drive Business Success	Pay for Performance
Our executive compensation program is designed to drive our success as a market leader in cybersecurity.

We believe that executive compensation should be tied to our short- and our long-term performance, although we aim to closely align the majority of our executive officers' overall target total compensation via long-term performance-based incentives. Our focus is to reward for both outstanding company and individual performance, team success, and quantitative results that drive our short-and long-term company objectives.
Attract and Retain	Balancing and Aligning Interests with Stockholders
We focus on corporate and individual performance objectives and aim to attract and retain high performing and talented executive officers while maximizing long-term stockholder value.

Equity awards with multi-year vesting and performance requirements help align our executive officers' pay with the creation of long-term shareholder return. In addition, we are sensitive to how equity investments will impact our cost structure and stockholder dilution.

        The sale price of the Company's Enterprise business in the transaction with Broadcom represented 61% of our total market capitalization. Given that the sale represented over half of our Company's value, coupled with the necessary right-sizing of our workforce to achieve the final transformation to a pure-play consumer cyber safety business, many executives experienced the same impact as if a change in control of the Company had occurred, since the sale resulted or would result in the elimination of their roles at the Company. The Company's Board acknowledged this outcome and recognized the need to implement an effective incentive program to motivate executives to complete the transaction and assist in the transition. This included special severance agreements that resulted in cash severance payments and the acceleration of existing equity awards, which was similar to what these executives would have received if the transaction with Broadcom were a traditional "change in control" under the Company's existing severance and retention policies. Furthermore, we also awarded certain one-time new-hire equity awards and signing bonuses to induce certain new executives to join our pure-play consumer Company and drive our new strategy.

        With the transaction with Broadcom closed and the Enterprise divestiture completed, our Compensation Committee is wholly focused on designing and implementing a pay philosophy and practices that are best-in-class and closely aligned with shareholder outcomes, as described below.

        The following factors demonstrate our continued and heightened commitment to pay-for-performance and to corporate governance best practices:

SOUND COMPENSATION POLICIES AND PRACTICES

What We Do:	What We Do Not Do:
The majority of pay for our CEO and other NEOs is at risk, except for our interim CFO who did not receive any equity in connection with his interim CFO role.	We do not pay performance-based cash or equity awards for unsatisfied performance goals.
Our short-term incentive compensation is linked directly to our financial results and is modified by individual performance.	Our compensation plans do not have minimum guaranteed payout levels.
We reward performance that meets our predetermined goals.	We do not provide for automatic salary increases or equity awards grants in offer letters or employment agreements.
We cap payouts under our incentive plans to discourage excessive or inappropriate risk taking by our NEOs.	With very limited exceptions, we do not permit short-sales, hedging or pledging of our stock.
We have a relevant peer group and reevaluate the peer group annually.	We do not provide "golden parachute" excise tax gross-ups.
We have robust stock ownership guidelines for our executive officers and directors.	We do not provide excessive severance payments.
We have adopted a comprehensive "clawback" policy, applicable to all performance-based compensation granted to our executive officers.	We do not provide executive pension plans or SERPs.
We only provide for "double-trigger" change in control payments and benefits.	We do not provide excessive perquisites.
We limit any potential cash severance payments to not more than 1x our executive officers' target total cash compensation and 2x our CEO's total base salary.	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
Our Compensation Committee retains an independent compensation consultant.	We do not permit the payment of dividend or dividend equivalents on unvested equity awards.
We hold an annual advisory vote on named executive officer compensation.
We seek feedback on executive compensation through stockholder engagement.
We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

EFFECTIVELY ALIGNING PAY FOR PERFORMANCE

	Component	Metric(1)	Achievement (as a percent of target)	Funding

	FY20 Executive Annual	FY20 Non-GAAP operating income	114%	114%

	Incentive Plan (EAIP)	FY20 Non-GAAP revenue	75%	75%

FY20 Executive Compensation	FY20 EAIP Total (reduced)(2)			85%

	FY20 Performance-based Restricted Stock Units	3-year total shareholder return ("TSR") relative to the S&P 500	NA	NA

	FY18 Performance-based Restricted Stock Units	3-year total TSR relative to Nasdaq 100	61%	61%

	(1) Please see discussion in the CD&A section of this proxy statement below for more detail regarding how these metrics are calculated.
	(2) Actual achievement and funding of 95% was reduced to 85% at management's request.

MEETING INFORMATION

        We provide information about NortonLifeLock's 2020 Annual Meeting of Stockholders (the "Annual Meeting"), voting and additional information starting on page 78.

CORPORATE GOVERNANCE

        NortonLifeLock is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors (the "Board") and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

        Our Corporate Governance Guidelines generally specify the rights and responsibilities of NortonLifeLock's Board, management and stockholders, and detail the rules and procedures for making decisions on corporate affairs. In general, the stockholders elect the Board and vote on certain extraordinary matters; the Board is responsible for the general governance of our Company, including selection and oversight of key management; and management is responsible for running our day-to-day operations.

        Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at investor.nortonlifelock.com, by clicking on "Company Charters" under "Corporate Governance." The Corporate Governance Guidelines are reviewed at least annually by our Nominating and Governance Committee, and changes are recommended to our Board for approval as appropriate. Our Board represents the interests of the stockholders in perpetuating a successful business and optimizing sustainable long-term stockholder value. The Board is responsible for ensuring that the Company is managed in a manner that is designed to serve those interests.

Code of Conduct and Code of Ethics

        We have adopted a code of conduct that applies to all of our Board members, officers and employees. We have also adopted a code of ethics for our Chief Executive Officer and senior financial officers, including our principal financial officer and principal accounting officer. Our Code of Conduct and Financial Code of Ethics are posted on the Investor Relations section of our website located at investor.nortonlifelock.com, by clicking on "Company Charters" under "Corporate Governance." Any amendments or waivers of our Code of Conduct and Financial Code of Ethics pertaining to a member of our Board or one of our executive officers will be disclosed on our website at the above-referenced address.

Insider Trading, Hedging and Pledging Policies

        With limited exceptions for pre-existing arrangements, our Insider Trading Policy prohibits all directors and employees, including executive officers, from short-selling NortonLifeLock stock or engaging in transactions involving NortonLifeLock-based derivative securities, including, but not limited to, trading in NortonLifeLock-based option contracts or engaging in other hedging transactions (for example, buying and/or writing puts and calls, equity swaps, collars, exchange funds, transacting in straddles and the like). (However, holding and exercising options or other derivative securities granted under the Company's stock option or equity incentive plans is not prohibited by this policy.) It also prohibits pledging NortonLifeLock stock as collateral for a loan or holding company securities in a margin account. Waivers may be granted with respect to arrangements that were in existence before becoming a director or employee. Since our settlement with Starboard Value LP in September 2018, we have agreed to waive these requirements with respect to certain forward contracts held by Starboard on a limited basis.

        In addition, our Insider Trading Policy prohibits our directors, officers, employees and contractors from purchasing or selling NortonLifeLock securities while in possession of material, non-public information. It also requires that our Chief Executive Officer, our President and our Chief Financial Officer conduct any open market sales of our securities only through the use of stock trading plans adopted pursuant to Rule 10b5-1 of the Exchange Act. Rule 10b5-1 allows insiders to sell and diversify their holdings in our stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material nonpublic information about us, and thereafter sell shares of our common stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material nonpublic information about the Company at the time of the sale. All other executives and our non-employee directors are strongly encouraged to trade using Exchange Act Rule 10b5-1 plans.

Stock Ownership Guidelines

        Our Board adopted stock ownership guidelines to better align our directors' and officers' interests with those of our stockholders. Details of our directors' stock ownership guidelines are disclosed under "Summary of Director Qualifications and Experience" on page 27, and details of our executive officers' stock ownership guidelines are disclosed under "Stock Ownership Requirements" in the "Compensation Discussion & Analysis" section on page 38. The Compensation Committee determines the stock ownership guidelines and the Nominating and Governance Committee monitors compliance under such guidelines.

Stockholder Engagement

        We are committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable our Company to address them effectively. During fiscal 2020 we engaged in discussions with stockholders representing a majority of our outstanding shares to discuss among other things, our strategy, and focus on delivering financial results that create significant stockholder value, as well as corporate governance and executive compensation. A significant portion of these discussions involved clarifying the Company's unique circumstances in light of the transaction with Broadcom and the interim executives brought on to lead both strategic and operational execution during this time of change. The insights and feedback obtained from these discussions were shared with the full Board for its review and consideration.

Majority Vote Standard and Director Resignation Policy

        Our Bylaws and Corporate Governance Guidelines provide for a majority voting standard for the election of directors. Under the majority vote standard, each nominee must be elected by a majority of the votes cast with respect to such nominee at any meeting for the election of directors at which a quorum is present. A "majority of the votes cast" means the votes cast "for" a nominee's election must exceed the votes cast "against" that nominee's election. A plurality voting standard will apply instead of the majority voting standard if: (i) a stockholder has provided us with notice of a nominee for director in accordance with our Bylaws; and (ii) that nomination has not been withdrawn as of 10 days before we first deliver proxy materials to stockholders.

        To effectuate this policy with regard to incumbent directors, the Board will not nominate an incumbent director for re-election unless prior to such nomination the director has agreed to promptly tender a resignation if such director fails to receive a sufficient number of votes for re-election at the stockholder meeting with respect to which such nomination is made. Such resignation will be effective upon the earlier of (i) the Board's acceptance of such resignation or (ii) the 90th day after certification of the election results of the meeting; provided, however, that prior to the effectiveness of such resignation, the Board may reject such resignation and permit the director to withdraw such resignation.

        If an incumbent director fails to receive the required vote for re-election, the Nominating and Governance Committee shall act on an expedited basis to determine whether to recommend acceptance or rejection of the director's resignation and will submit such recommendation for prompt consideration by the Board. The Board intends to act promptly on the Committee's recommendation and will decide to accept or reject such resignation and publicly disclose its decision within 90 days from the date of certification of the election results. The Nominating and Governance Committee and the Board may consider such factors they deem relevant in deciding whether to accept or reject a resignation tendered in accordance with this policy. The Board expects a director whose resignation is under consideration to abstain from participating in any decision regarding the resignation.

Proxy Access

        Our Bylaws contain "proxy access" provisions which permit a stockholder, or a group of up to 50 stockholders, owning continuously for at least three years a number of shares of our common stock that constitutes at least 3% of our outstanding shares of common stock, to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Our Bylaws specifically allow funds under common management to be treated as a single stockholder, and permit share lending with a five-day recall. They do not contain any post-meeting holding requirements, do not have any limits on resubmission of failed nominees, and do not contain restrictions on third-party compensation.

Board Leadership Structure

        Our Board does not have a policy on whether the roles of Chief Executive Officer and Chairman should be separate. Instead, it retains the flexibility to determine on a case-by-case basis whether the Chief Executive Officer, or an independent director, should serve as Chairman. During those periods in which the positions of Chairman and Chief Executive Officer are combined, the independent directors appoint an independent director as a Lead Independent Director. Currently, the roles of Chief Executive Officer and Chairman are separate. Frank Dangeard, one of our independent directors, currently serves as Chairman of the Board.

        The Board believes that separating the roles of Chief Executive Officer and Chairman is the appropriate leadership structure for our Company at this time because it results in an effective balancing of responsibilities, experience and perspectives that meets the current corporate governance needs and oversight responsibilities of the Board. The Board also believes that this structure allows our Chief Executive Officer to focus on executing our Company's strategic plan and managing our Company's operations and performance, while allowing the Chairman of the Board to focus on the effectiveness of the Board and independent oversight of our senior management team.

        The duties of the Chairman of the Board and Chief Executive Officer are set forth in the table below:

Chairman of the Board		CEO

•	Sets the agenda of Board meetings	•	Sets strategic direction for the Company
•	Presides over meetings of the full Board	•	Creates and implements the Company's vision and mission
•	Contributes to Board governance and Board processes	•	Leads the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by
•	Communicates with all directors on key issues and concerns outside of Board meetings		the Board and its committees
•	Presides over meetings of stockholders
•	Leads executive sessions of independent directors

Board Independence

        It is the policy of the Board and The Nasdaq Stock Market LLC's ("Nasdaq") rules require that listed companies have a board of directors with at least a majority of independent directors, as defined under Nasdaq's Marketplace Rules. Currently, each member of our Board, other than any person serving on our Board who also serves as our CEO, is an independent director, and all standing committees of the Board are composed entirely of independent directors. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and our Company with regard to each director's business and other activities as they may relate to NortonLifeLock and our management. Based on this review and consistent with our independence criteria, the Board has affirmatively determined that the following current and former directors and director nominees are independent: Sue Barsamian, Eric K. Brandt, Frank E. Dangeard, Nora M. Denzel, Peter A. Feld, Kenneth Y. Hao, David W. Humphrey, V. Paul Unruh, Dale L. Fuller, Richard S. Hill (except during the period that he served as interim CEO), David L. Mahoney, Anita M. Sands and Daniel H. Schulman.

Change in Director Occupation

        Our Corporate Governance Guidelines include a policy that our Board should consider whether a change in any director's professional responsibilities directly or indirectly impacts that person's ability to fulfill his or her directorship obligations. To facilitate the Board's consideration, all directors shall submit a resignation as a matter of course upon retirement, a change in employer, or other significant change in their professional roles and responsibilities. Such resignation may be accepted or rejected in the discretion of the Board.

Board and Committee Effectiveness

        It is important to NortonLifeLock that our Board and its committees are performing effectively and in the best interests of our Company and its stockholders. The Nominating and Governance Committee reviews the size, composition and needs of the Board with established criteria to ensure the Board has the appropriate skills and expertise to effectively carry out its duties and responsibilities. In addition, an evaluation of the Board's and its committees' operations and performance is conducted annually by the Nominating and Governance Committee. Changes are recommended by the Nominating and Governance Committee for approval by the full Board as appropriate.

Board's Role in Risk Oversight

        The Board executes its risk management responsibility directly and through its committees.

        The Board is kept abreast of its committees' risk oversight and other activities via reports of the committee chairs to the full Board during the Board meetings. In addition, the Board participates in regular discussions with our senior management on many core subjects, including strategy, operations and finance, in which risk oversight is an inherent element. The Board believes that its leadership structure, as described above under "Board Leadership Structure," facilitates the Board's oversight of risk management because it allows the Board, with leadership from the independent, non-executive Chairman and each independent committee chair, to participate actively in the oversight of management's actions.

        Additionally, in connection with the recent COVID-19 pandemic, the Board, together with the Audit Committee, the Compensation Committee, and management, has overseen our efforts to mitigate financial and human capital management risk exposures associated with the pandemic.

Board's Role in Oversight of Company Strategy

        One of the Board's most important responsibilities is collaborating with management to establish the Company's long-term strategy and then overseeing and providing guidance to management in the execution of the articulated strategy. Various elements of our strategy are discussed in depth at every quarterly Board meeting, with management providing the Board with an update on performance with an update on execution against short and longer-term elements of strategy. The Board also meets annually for a multi-day session where long-term strategy is the primary topic. While the full Board, with leadership of the Chairman, has responsibility for overseeing overall Company strategy, each of our key Committees provides input to the full Board on strategic and execution-oriented issues related to their respective areas of focus. The Board receives regular updates from the management team (including those below the executive level) regarding the Company's strategy and performance to inform its perspective on progress and ensure that it is able to effectively perform its oversight responsibilities.

Board's Role in Oversight of Human Capital Management

        The Board has long recognized that our employees are one of our most important assets and is engaged with management on ensuring that our Company is an employer of choice for the most talented employees in our industry. While the full Board discusses human capital management with regards to its role in overseeing our overall long-term strategy, our Compensation Committee has responsibility for overseeing human capital management. The Compensation Committee, together with our Nominating and Governance Committee, are tasked with overseeing specific initiatives on a regular basis.

        Our Compensation Committee is responsible for, among other tasks:

  •
  Monitoring employee turnover on a quarterly basis; and

  •
  Overseeing compensation philosophies and incentive plans across our workforce.

        Our Nominating and Governance Committee has regular touchpoints with management on the following topics:

  •
  Employee engagement and work-life integration initiatives;

  •
  Monitoring our workforce planning, including required capabilities and skills development;

  •
  Understanding our workforce demographics and diversity, equity and inclusion strategies; and

  •
  Monitoring our corporate culture.

Outside Advisors

        The Board and its committees are free to engage independent outside financial, legal and other advisors as they deem necessary to provide advice and counsel on various topics or issues, at NortonLifeLock's expense, and are provided full access to our officers and employees.

Board Structure and Meetings

        The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time. Agendas and topics for board and committee meetings are developed through discussions between management and members of the Board and its committees. Information and data that are important to the issues to be considered are distributed in advance of each meeting. Board meetings and background materials focus on key strategic, operational, financial, governance and compliance matters applicable to us, including the following:

  •
  Reviewing annual and longer-term strategic and business plans;

  •
  Reviewing key product, industry and competitive issues;

  •
  Reviewing and determining the independence of our directors;

  •
  Reviewing and determining the qualifications of directors to serve as members of committees, including the financial expertise of members of the Audit Committee;

  •
  Selecting and approving director nominees;

  •
  Selecting, evaluating and compensating the Chief Executive Officer;

  •
  Reviewing and discussing succession planning for the senior management team, and for lower management levels to the extent appropriate;

  •
  Reviewing and approving material investments or divestitures, strategic transactions and other significant transactions that are not in the ordinary course of business;

  •
  Evaluating the performance of the Board;

  •
  Overseeing our compliance with legal requirements and ethical standards; and

  •
  Overseeing our financial results.

Executive Sessions

        After each regularly scheduled Board meeting, the independent members of our Board hold a separate closed meeting, referred to as an "executive session." These executive sessions are used to discuss such topics as the independent directors deem necessary or appropriate. At least annually, the independent directors hold an executive session to evaluate the Chief Executive Officer's performance and compensation. Executive sessions of the Board are led by the independent, non-executive Chairman.

Succession Planning

        Our Board recognizes the importance of effective executive leadership to NortonLifeLock's success, and meets to discuss executive succession planning at least annually. Our Board develops and reviews emergency and long-term succession plans and evaluates succession candidates for the CEO and other senior leadership positions under both. The Board also oversees management's senior executive talent development plans, including ensuring that our succession candidates have regular interactions with the Board.

Attendance of Board Members at Annual Meetings

        We encourage our directors to attend our annual meetings of stockholders. All eight directors who were elected to the Board at our 2019 Annual Meeting attended that meeting.

THE BOARD AND ITS COMMITTEES

        There are three primary committees of the Board: the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Governance Committee. The Board has delegated various responsibilities and authorities to these different committees, as described below and in the committee charters. The Board committees regularly report on their activities and actions to the full Board. Each member of the Audit Committee, Compensation Committee and Nominating and Governance Committee was appointed by the Board. Each of the Board committees has a written charter approved by the Board and available on our website at investor.nortonlifelock.com, by clicking on "Company Charters," under "Corporate Governance."

        The following table shows the proposed composition of the Board of Directors and its committees, and other information, following the Annual Meeting. Current committee composition is provided in the text below the table.

					Committee Memberships*			Other Current Public Boards
		Director Since
Name	Age		Principal Occupation	Independent	AC	CC	NGC
Sue Barsamian	61	2019	Director	Yes				1
Eric K. Brandt	58	2020	Director	Yes	**			3
Frank E. Dangeard	62	2007	Managing Partner, Harcourt	Yes				2
Nora M. Denzel	57	2019	Director	Yes				3
Peter A. Feld	41	2018	Managing Member and Head of Research, Starboard Value LP	Yes				2
Kenneth Y. Hao	51	2016	Chairman and Managing Partner, Silver Lake Partners	Yes				2
David W. Humphrey	43	2016	Managing Director, Bain Capital	Yes				0
Vincent Pilette	48	2019	Chief Executive Officer	No				0

AC = Audit Committee         CC = Compensation and Leadership Development Committee         NGC = Nominating and Governance Committee

 = Member      = Chair

*
Reflects our Board and committee composition following the Annual Meeting.

**
At the conclusion of our 2020 Annual Meeting, Mr. Brandt will become the chair of the Audit Committee, succeeding Mr. Unruh.

        During fiscal 2020, our Board of Directors held 41 meetings, the Audit Committee held 12 meetings, the Compensation Committee held 11 meetings and the Nominating and Governance Committee held 5 meetings. During this time, no current directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which such director served (during the period which such director served).

Audit Committee

        Our Audit Committee is currently comprised of Mr. Unruh, who is the chair of the Audit Committee, Messrs. Brandt and Dangeard, and Ms. Denzel. At the conclusion of our 2020 Annual Meeting, Mr. Brandt will become the chair of the Audit Committee, succeeding Mr. Unruh. Our Audit Committee oversees our Company's accounting and financial reporting processes and the audits of our financial statements, including oversight of our systems of internal control over financial reporting and disclosure controls and procedures, compliance with legal and regulatory requirements, internal audit function and the appointment, retention and compensation of our independent auditors. Its duties and responsibilities include, among other things:

  •
  Reviewing and discussing with management our Company's quarterly and annual financial statements.

  •
  Reviewing the adequacy and effectiveness of our Company's accounting and financial reporting processes.

  •
  Appointing and, if necessary, terminating any registered public accounting firm engaged to render an audit report or to perform other audit, review or attest services for our Company.

  •
  Reviewing and approving processes and procedures to ensure the continuing independence of our Company's independent auditors.

  •
  Reviewing the internal audit function of our Company, including the independence and authority of its reporting obligations and the coordination of our Company's internal audit function with the independent auditors.

  •
  Reviewing our Company's practices with respect to risk assessment and risk management and meet with management and members of internal audit to discuss our Company's significant risk exposures and the steps management has taken to monitor, control and mitigate such exposures.

  •
  Reviewing our Company's ethics compliance program, including policies and procedures for monitoring compliance, and the implementation and effectiveness of our Company's ethics and compliance program.

  •
  Directing and supervising investigations into any matters within the scope of its duties, and authority and funding to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities.

        Our Board has unanimously determined that all Audit Committee members are independent as defined by current Nasdaq listing standards for Audit Committee membership and financially literate under current Nasdaq listing standards, and at least one member has financial sophistication as required pursuant to the Nasdaq listing standards. In addition, our Board has unanimously determined that Mr. Brandt qualifies as an "audit committee financial expert" under the SEC rules and regulations. Designation as an "audit committee financial expert" is an SEC disclosure requirement and does not impose any additional duties, obligations or liability on any person so designated.

Compensation and Leadership Development Committee

        Our Compensation Committee is currently comprised of Mr. Feld, who is the chair of the Compensation Committee, and Mmes. Barsamian and Denzel. Our Compensation Committee oversees our compensation policies and practices so that they align with the interests of our stockholders; encourage a focus on our Company's long-term success and performance; and incorporate sound corporate governance principles. It also oversees our programs to attract, retain and develop our executive officers. Its duties and responsibilities include, among other things:

  •
  Reviewing executive and leadership development practices that support our Company's ability to retain and develop the executive and leadership talent required to deliver against our Company's short term and long-term business strategies, including succession planning for the executive officers.

  •
  Reviewing our Company's compensation policies, plans and programs to confirm they: (i) are designed to attract, motivate and retain talented executive officers; (ii) compensate the executive officers effectively in a manner consistent with the strategy of our Company and the interests of stockholders; (iii) are consistent with a competitive framework; and (iv) support the achievement of our Company's overall financial results and individual contributions.

  •
  Reviewing and recommending to the independent directors of our Board all compensation arrangements for our Chief Executive Officer.

  •
  Determining stock ownership guidelines for our Board and executive officers.

  •
  Reviewing our Company's overall compensation and benefits programs.

  •
  Administering our equity incentive and stock purchase plans.

  •
  Reviewing and recommending to the Board compensation for non-employee members of the Board.

  •
  Reviewing and approving policies and procedures relating to perquisites of our executive officers.

  •
  Reviewing our Company's compensation policies and practices to confirm that such policies and practices are not likely to have a material adverse effect on our Company and do not encourage excessive or inappropriate risk taking by our executives.

  •
  Reviewing and making recommendations regarding Company policies on recoupment of incentive-based compensation.

  •
  Reviewing and making recommendations to the Board with respect to stockholder proposals and stockholder advisory votes related to executive compensation matters.

        Each member of the Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Nominating and Governance Committee

        Our Nominating and Governance Committee is currently comprised of Ms. Barsamian, who is the chair of the Nominating and Governance Committee, and Messrs. Dangeard and Feld. Our Nominating and Governance Committee oversees our Company's corporate governance procedures and policies, and ensures that they represent best practices and are in the best interests of our Company and its stockholders, which includes establishing appropriate criteria for nominating qualified candidates to the Board. Its duties and responsibilities include, among other things:

  •
  Establishing the criteria and determining the desired qualifications, expertise and characteristics of the Board, with the goal of developing a diversity of perspectives, backgrounds, experiences, knowledge and skills on the Board.

  •
  Considering the size, composition and needs of the Board and evaluate and recommending qualified candidates for election to the Board consistent with the established criteria to ensure the Board has the appropriate skills and expertise.

  •
  Advising the Board on corporate governance matters and recommend to the Board appropriate or necessary actions to be taken by our Company, the Board and the Board's committees.

  •
  Identifying best corporate governance practices and develop and recommend to the Board a set of corporate governance guidelines applicable to our Company.

  •
  Reviewing and assessing the adequacy of our Company's corporate governance policies, including our Company's Corporate Governance Guidelines and Code of Conduct, and recommend modifications to the Board as appropriate.

  •
  Overseeing and reviewing our Company's policies and programs concerning: (i) corporate social responsibility; (ii) public policy; (iii) philanthropy; (iv) political activities and expenditures; (v) our Company's participation and visibility as a global corporate citizen; and (vi) our Company's sustainability performance, including impacts to our business of environmental, social and governance issues.

  •
  Monitoring compliance under the stock ownership guidelines as set by the Compensation Committee for the Board and executive officers.

  •
  Implementing and overseeing the processes for evaluating the Board, its committees and the CEO on an annual basis.

  •
  Overseeing the management of risks that may arise in connection with our Company's governance structures and processes.

DIRECTOR NOMINATIONS AND COMMUNICATION WITH DIRECTORS

Criteria for Nomination to the Board

        The Nominating and Governance Committee will consider candidates submitted by NortonLifeLock stockholders, as well as candidates recommended by directors and management, for nomination to the Board. The Nominating and Governance Committee has generally identified nominees based upon recommendations by outside directors, management and executive recruiting firms. The goal of the Nominating and Governance Committee is to assemble a Board that offers a diverse portfolio of perspectives, backgrounds, experiences, knowledge and skills derived from high-quality business and professional experience. The Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders.

        The key attributes, experience and skills we consider important for our directors in light of our current business and structure are:

  •
  Cyber Safety, Technology Expertise.  As a cyber safety and technology company, having experience in cyber safety (including identity threat protection) and related technologies or understanding new technologies and emerging industry trends is useful in understanding our business and the market segments in which we compete, our research and development efforts, competing technologies, the various products and processes that we develop, and evolving customer requirements.

  •
  Leadership Experience.  Directors who have served in a senior leadership position, as a general manager of a business, or as the functional leader of a large-scale sales, marketing or product development organization, including global operating expertise, are important to us, because they bring experience and perspective in analyzing, shaping, and overseeing the execution of important strategic, operational and policy issues at a senior level.

  •
  Public Company Board Experience.  Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relations of a board to the company's chief executive officer and other senior management personnel, the importance of public-company corporate governance, including oversight matters, strategic decisions and operational and compliance-related matters.

  •
  Business Combinations and Partnerships Experience.  Directors who have a background in mergers and acquisitions and strategic partnership transactions can provide insight into developing and implementing strategies for growing our business through combining and/or partnering with other organizations and helping to evaluate operational integration plans.

  •
  Financial Expertise.  Knowledge of financial markets, financing operations, complex financial management and accounting and financial reporting processes is important because it assists our directors in understanding, advising, and overseeing NortonLifeLock's capital structure, financing and investing activities, financial reporting, and internal control of such activities.

  •
  Sales, Marketing and Brand Management.  Extensive career experience in consumer-focused sales management, marketing campaign management, marketing/advertising or public relations.

  •
  Diversity.  In addition to a diverse portfolio of professional background, experiences, knowledge and skills, the composition of the Board should reflect the benefits of diversity as to gender, race, ethnic, cultural and geographic backgrounds that reflect the composition of our global investors, customers, employees and partners.

        The information provided under Proposal No. 1, "Election of Directors — Nominees for Director" below includes the key attributes, experience and skills of each of our director nominees that led to the conclusion that each director nominee should serve as a member of the Board of Directors at this time.

Process for Identifying and Evaluating Nominees

        The Nominating and Governance Committee typically considers candidates by first evaluating the current members of the Board who intend to continue in service, balancing the value of continuity of service with that of obtaining new perspectives, skills and experience. If the Nominating and Governance Committee determines that an opening exists, it identifies the desired skills and experience of a new nominee, including the need to satisfy rules of the SEC and Nasdaq.

        The Nominating and Governance Committee generally will evaluate each candidate based on the extent to which the candidate contributes to the range of talent, skill and expertise appropriate for the Board generally, as well as the candidate's integrity, business acumen, diversity, availability, independence of thought, and overall ability to represent the interests of

NortonLifeLock's stockholders. The Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Although the Nominating and Governance Committee uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees. In addition, we do not have a formal written policy with regard to the consideration of diversity in identifying candidates; however, as discussed above, diversity is one of the numerous criteria the Nominating and Governance Committee reviews before recommending a candidate. We have from time to time engaged, for a fee, a third- party independent search firm to identify and assist the Nominating and Governance Committee with identifying, evaluating and screening Board candidates for NortonLifeLock and may do so in the future.

Stockholder Proposals for Nominees

        The Nominating and Governance Committee will consider potential nominees properly submitted by stockholders. Stockholders seeking to do so should provide the information set forth in our corporate Bylaws regarding director nominations. The Nominating and Governance Committee will apply the same criteria for candidates proposed by stockholders as it does for candidates proposed by management or other directors.

        To be considered for nomination by the Nominating and Governance Committee at next year's annual meeting of stockholders, submissions by stockholders must be submitted by mail and must be received by the Corporate Secretary no later than March 24, 2021 to ensure adequate time for meaningful consideration by the Nominating and Governance Committee. Each submission must include the following information:

  •
  the full name and address of the candidate;

  •
  the number of shares of NortonLifeLock common stock beneficially owned by the candidate;

  •
  a certification that the candidate consents to being named in the proxy statement and intends to serve on the Board if elected; and

  •
  biographical information, including work experience during the past five years, other board positions, and educational background, such as is provided with respect to nominees in this proxy statement.

        Information regarding requirements that must be followed by a stockholder who wishes to make a stockholder nomination for election to the Board for next year's annual meeting is described in this proxy statement under "Additional Information — Stockholder Proposals for the 2021 Annual Meeting."

        Pursuant to the proxy access provisions of our Bylaws, an eligible stockholder or group of stockholders may nominate one or more director candidates to be included in our proxy materials. The nomination notice and other materials required by these provisions must be delivered or mailed to and received by our Corporate Secretary in writing between February 22, 2021 and March 24, 2021 (or, if the 2021 annual meeting is called for a date that is not within 30 calendar days of the anniversary of the date of the 2020 Annual Meeting, by the later of the close of business on the date that is 180 days prior to the date of the 2020 annual meeting or within 10 calendar days after our public announcement of the date of the 2021 annual meeting) to the Corporate Secretary at the address listed below. When submitting nominees for inclusion in our proxy materials pursuant to the proxy access provisions of our Bylaws, stockholders must follow the notice procedures and provide the information required therein.

Contacting the Board of Directors

        Any stockholder who wishes to contact members of our Board may do so by mailing written communications to:

NortonLifeLock Inc.
60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Attn: Corporate Secretary

        The Corporate Secretary will review all such correspondence and provide regular summaries to the Board or to individual directors, as relevant, will retain copies of such correspondence for at least six months, and make copies of such correspondence available to the Board or individual directors upon request. Any correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with our policy regarding accounting complaints and concerns.

Corporate Responsibility

        At NortonLifeLock, we are dedicated to each other, our customers, our business and society, and work each day to create a safe and sustainable future. We bring together our people, passions and powerful technology to support social and environmental priorities and make the world a better, safer place. NortonLifeLock is committed to prioritizing corporate responsibility and appropriately positioning it within the company.

        We invite you to learn more about our corporate responsibility efforts and initiatives at www.nortonlifelock.com/us/en/corporate-responsibility.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the recommendation of the Nominating and Governance Committee, the Board has nominated the following eight persons to serve as directors for the term beginning at the Annual Meeting on September 8, 2020: Sue Barsamian, Eric K. Brandt, Frank E. Dangeard, Nora M. Denzel, Peter A. Feld, Kenneth Y. Hao, David W. Humphrey and Vincent Pilette. Each director will be elected on an annual basis.

        Eric K. Brandt, a director who was appointed in February 2020, was recommended by the Nominating and Governance Committee after an extensive and careful search was conducted by the Committee and numerous candidates were considered. Mr. V. Paul Unruh, a member of our Board of Directors since 2005, is not standing for re-election at the Annual Meeting. The Board thanks Mr. Unruh for his leadership and years of service to NortonLifeLock.

        Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies FOR the election of each nominee named in this section. Proxies submitted to NortonLifeLock cannot be voted at the Annual Meeting for nominees other than those nominees named in this proxy statement. However, if any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee designated by the Board. Alternatively, the Board may reduce the size of the Board. Each nominee has consented to serve as a director if elected, and the Board does not believe that any nominee will be unwilling or unable to serve if elected as a director. Each director will hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

Nominees for Director

        The names of each nominee for director, their ages as of July 1, 2020, and other information about each nominee is shown below.

Name	Age	Principal Occupation	Director Since
Sue Barsamian	61	Director	2019
Eric K. Brandt	58	Director	2020
Frank E. Dangeard	62	Managing Partner, Harcourt	2007
Nora M. Denzel	57	Director	2019
Peter A. Feld	41	Managing Member and Head of Research, Starboard Value LP	2018
Kenneth Y. Hao	51	Chairman and Managing Partner, Silver Lake Partners	2016
David W. Humphrey	43	Managing Director, Bain Capital	2016
Vincent Pilette	48	CEO	2019

Sue Barsamian Director Age: 61 Director Since: 2019 Committee Memberships: • Compensation • Nominating & Governance (Chair) Other Current Public Boards: • Box, Inc.

        Sue Barsamian previously served as the Executive Vice President, Chief Sales and Marketing Officer of Hewlett Packard Enterprise Software, successfully spinning the division out from Hewlett Packard Enterprise Software and merging with Micro Focus International. From 2006 to 2016, Ms. Barsamian served in various executive roles at Hewlett Packard including SVP and GM of Enterprise Security Products, the company's cybersecurity portfolio and SVP of Worldwide Indirect Sales. Prior to joining Hewlett Packard, Ms. Barsamian was Vice President, Global Go-to-Market at Mercury Interactive Corporation and held various leadership positions at Critical Path, Inc. and Verity, Inc. Ms. Barsamian serves on the Board of Directors of Box, Inc. She received a Bachelor of Science degree in Electrical Engineering from Kansas State University and completed her post-graduate studies at the Swiss Federal Institute of Technology.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combination and Partnership Experience

•

Financial Experience

•

Sales, Marketing and Brand Management Experience

Eric K. Brandt

Director

Age: 58

Director Since:
2020

Committee Memberships:

•  Audit*

Other Current Public Boards:

•  Dentsply

Sirona Inc.

•  LAM Research

Corporation

•  The Macerich

Company

* To become Chairman of the Audit Committee following the Annual Meeting

        Eric K. Brandt served as the Executive Vice President and CFO of Broadcom Corporation, a global supplier of semiconductor devices, from February 2010 until February 2016, and he served as its Senior Vice President and CFO from March 2007 until February 2010. From September 2005 until March 2007, Mr. Brandt served as CEO & President, member of the Board of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and CFO. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately-held global business consulting firm, most recently serving as Vice President and Partner.

        Mr. Brandt serves as the Chairman of the Board of Directors of Dentsply Sirona Inc., a dental product solutions company, and as a member of the Board of Directors of LAM Research Corporation, a semiconductor equipment company and The Macerich Company, a real estate investment trust. Mr. Brandt also previously served on the Board of Directors of Altaba Inc. (formerly Yahoo! Inc.) from 2016 to 2017. Mr. Brandt also currently serves as a member of the Georgia Tech President's Advisory Board. Mr. Brandt earned an M.B.A. degree from the Harvard Graduate School of Business and a B.S. degree in chemical engineering from the Massachusetts Institute of Technology.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

•

Financial Experience

•

Sales, Marketing and Brand Management Experience

Frank E. Dangeard

Chairman of the Board

Managing Partner, Harcourt

Age: 62

Director Since:
2007

Committee Memberships:

•  Audit

•  Nominating &

Governance

Other Current Public Boards:

•  NatWest Group

(U.K.)

•  Arqiva (U.K.)

        Frank E. Dangeard joined NortonLifeLock's Board of Directors in January 2007. He was appointed Chairman of the Board of Directors of NortonLifeLock in December 2019. He is Managing Partner of Harcourt. From September 2004 to February 2008 he was Chairman and CEO of Thomson (France). From 2002 to September 2004, he was Deputy CEO of France Telecom (France). He joined Thomson Multimedia (France) in 1997 as Deputy CEO and was appointed Vice Chairman in 2000. Prior to joining Thomson Multimedia, Mr. Dangeard was Managing Director of SG Warburg & Co. Ltd. (U.K.) and Chairman of SG Warburg France. Before joining SG Warburg, Dangeard was a lawyer with Sullivan & Cromwell LLP in New York and London.

        Mr. Dangeard also serves on the Board of Directors of the NatWest Group (ex. RBS Group, U.K.) and Arqiva (U.K). He is Chairman of NatWest Markets (U.K.). He graduated from the Ecole des Hautes Etudes Commerciales, the Paris Institut d'Etudes Politiques and from Harvard Law School. Mr. Dangeard splits his time between Europe and the United States.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

•

Financial Experience

•

Sales, Marketing and Brand Management Experience

Nora M. Denzel Director Age: 57 Director Since: 2019 Committee Memberships: • Audit • Compensation Other Current Public Boards: • Advanced Micro Devices, Inc. • Ericsson • Talend S.A.

        Nora M. Denzel previously served as interim CEO of Outerwall Inc, an automated retail solutions provider, from January to August 2015. Prior to Outerwall, Ms. Denzel held senior executive management positions from February 2008 through August 2012 at Intuit Inc., a consumer/SMB cloud financial management software company, including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise (formerly Hewlett-Packard Company), including Senior Vice President and General Manager, Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to that, Ms. Denzel held executive positions at Legato Systems Inc. and IBM Corporation. Ms. Denzel serves on the Board of Directors of Advanced Micro Devices, Inc., Telefonaktiebolaget LM Ericsson (Sweden) and Talend S.A. She serves on the non-profit board of the Northern California Chapter of the National Association of Corporate Directors. She holds a Master of Business Administration degree from Santa Clara University and a Bachelor of Science degree in Computer Science from the State University of New York.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

•

Financial Experience

•

Sales, Marketing and Brand Management Expertise

Peter A. Feld

Managing Member and Head of Research, Starboard Value LP

Age: 41

Director Since:
2018

Committee Memberships:

•  Compensation

(Chair)

•  Nominating &

Governance

Other Current Public Boards:

•  Magellan

Health, Inc.

•  AECOM

        Peter A. Feld has served as a Managing Member and Head of Research of Starboard since April 2011. Mr. Feld has served on the Boards of Directors of Magellan Health, Inc., a healthcare company, since March 2019 and AECOM, a multinational infrastructure firm, since November 2019. Mr. Feld previously served on the Boards of Directors of several technology companies, including Marvell Technology Group Ltd. from May 2016 to June 2018, The Brink's Company from January 2016 to November 2017, Insperity, Inc. from March 2015 to June 2017, Darden Restaurants, Inc. from October 2014 to September 2015, Tessera Technologies, Inc. (n/k/a Xperi Corporation) from June 2013 to April 2014, and Integrated Device Technology, Inc. from June 2012 to February 2014. Mr. Feld received a Bachelor of Arts degree in Economics from Tufts University.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

•

Financial Experience

•

Sales, Marketing and Brand Management Experience

Kenneth Y. Hao

Chairman and Managing Partner, Silver Lake Partners

Age: 51

Director Since:
2016

Committee Memberships:

•  None

Other Current Public Boards:

•  SMART Global

Holdings, Inc.

•  SolarWinds

Corporation

        Kenneth Hao joined NortonLifeLock's Board of Directors in March 2016. He is Chairman and Managing Partner of Silver Lake. Prior to joining Silver Lake in 2000, Mr. Hao was with Hambrecht & Quist, where he served as a Managing Director. Mr. Hao serves as a director on the Boards of Directors of Silver Lake's portfolio companies including ServiceMax, SMART Global Holdings, and SolarWinds. He also serves on the Executive Council for UCSF Health. Mr. Hao graduated from Harvard College with an A.B. in Economics.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

•

Financial Experience

•

Sales, Marketing and Brand Management Experience

David W. Humphrey Managing Director, Bain Capital Age:43 Director Since: 2016 Committee Memberships: • None Other Current Public Boards: • None	David Humphrey has served as a member of the NortonLifeLock Board of Directors since August 2016 upon the closing of the Blue Coat Acquisition, prior to which he had served on Blue Coat's Board of Directors since May 2015. Mr. Humphrey joined Bain Capital in 2001 and has been a Managing Director of Bain Capital since 2013. Prior to joining Bain Capital, Mr. Humphrey was an investment banker in the mergers and acquisitions group at Lehman Brothers from 1999 to 2001. Mr. Humphrey serves on the Board of Directors of private companies Rocket Software, Inc. and Blue Nile, Inc. Mr. Humphrey previously served on the Boards of Directors of Genpact Ltd., Bright Horizons Family Solutions Inc., Burlington Stores, Inc., BMC Software, Viewpoint Construction Software, Skillsoft plc. and Bloomin' Brands, Inc. Mr. Humphrey received a master's of business administration from Harvard Business School and a bachelor's degree from Harvard University.

        Director Qualifications:

•

Financial Experience

•

Sales, Marketing and Brand Management Experience

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

Vincent Pilette Chief Executive Officer Age:48 Director Since: 2019 Committee Memberships: • None Other Current Public Boards: • None	Vincent Pilette has substantial expertise at technology companies, with over 20 years of financial management experience in the U.S. and EMEA. As Chief Financial Officer, Mr. Pilette played a key role in the sale of the Enterprise Security assets to Broadcom and led key restructuring initiatives at the Company. Upon the closing the Broadcom transaction, Mr. Pilette was named Chief Executive Officer of the Company by the Board. Prior to joining NortonLifeLock in May 2019, Mr. Pilette served as CFO of Logitech International S.A. (Switzerland), a consumer electronics company listed on the Nasdaq Global Market and the SIX Swiss Exchange. From September 2013 to May 2019 he was responsible for the company's financial strategies and worldwide finance organization, managing consolidated revenues of almost three billion dollars. In addition, Mr. Pilette was a key partner to Logitech's CEO to shape and direct the implementation of all aspects of the company's business strategies. Prior to Logitech, Mr. Pilette served as Chief Financial Officer of Electronics for Imaging (EFI), a global technology imaging company, and as Vice President of Finance for Hewlett Packard Enterprise's multi-billion-dollar server, storage and networking business.

        Mr. Pilette holds an M.S. in engineering and business from Université Catholique de Louvain in Belgium and an M.B.A. from Kellogg School of Management at Northwestern University in Chicago.

        Director Qualifications:

•

Cyber Safety, Technology Expertise

•

Leadership Experience

•

Public Company Board Experience

•

Business Combinations and Partnerships Experience

•

Financial Experience

•

Cyber Safety, Technology Expertise

Summary of Director Qualifications and Experience

        Our Board is comprised of directors with complementary skills and qualifications needed to effectively oversee our business strategy. The Nominating and Governance Committee annually reviews the skills and characteristics required of members of the Board in the context of the composition of the Board and the stage of the business of the Company.

Director Compensation

        The policy of the Board is that compensation for independent directors should be a mix of cash and equity-based compensation. NortonLifeLock does not pay employee directors for Board service in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from the Company. The Compensation Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to director compensation.

        Director Stock Ownership Guidelines: The Compensation Committee adopted the following stock ownership guidelines for our non-employee directors to better align our directors' interests with those of our stockholders:

  •
  Directors must maintain a minimum holding of Company stock with a fair market value equal to ten times (10x) such director's total annual cash retainer;

  •
  In the event the annual retainer (or any portion thereof) is paid to a non-employee director in equity instead of cash, the value of such annual retainer for purposes of calculating the minimum holding requirement means the grant date fair value of the annual equity award (or applicable portion thereof);

  •
  New directors will have three years to reach the minimum holding level; and

  •
  Notwithstanding the foregoing, directors may sell enough shares to cover their income tax liability on vested grants.

        NortonLifeLock stock ownership information for each of our directors is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" on page 36 of this proxy statement. As of July 1, 2020, all our directors had either met their stock ownership requirement or had remaining time to do so.

        Annual Fees: In accordance with the recommendation of the Compensation Committee, the Board determined the non-employee directors' compensation for fiscal 2020 as follows. Also, in connection with the Broadcom transaction and the reduced Company size, the Board, upon recommendation of the Compensation Committee, approved certain reductions to these fees for fiscal 2021, as noted below.

  •
  $50,000 annual cash retainer;

  •
  $20,000 annual fee for Audit Committee membership (to be reduced to $15,000 for fiscal 2021); $15,000 for Compensation Committee membership (to be reduced to $10,000 for fiscal 2021); $15,000 for Nominating and Governance Committee membership (to be reduced to $5,000 for fiscal 2021);

  •
  $45,000 annual fee for Audit Committee Chair (to be reduced to $30,000 for fiscal 2021); $40,000 for Compensation Committee chair (to be reduced to $25,000 for fiscal 2021); $30,000 for Nominating and Governance Committee chair (to be reduced to $15,000 for fiscal 2021); and

  •
  $75,000 annual fee for the Lead Independent Director/Independent Chairman.

        The payment of the annual cash retainer is subject to the terms of the 2000 Director Equity Incentive Plan, as amended, which allows directors to choose to receive common stock in lieu of cash for all or a portion of the retainer payable to each director for serving as a member. We pay the annual retainer fee and any additional annual fees to each director at the beginning of the fiscal year. Directors who join the Company after the beginning of the fiscal year receive a prorated cash payment in respect of their annual retainer fee and fees. These payments are considered earned when paid. Accordingly, we do not require them to be repaid in the event a director ceases serving in the capacity for which he or she was compensated.

        Annual Equity Awards. Pursuant to a Non-Employee Director Grant Policy adopted by our Board, each non-employee member of the Board receives an annual award of fully-vested restricted stock units ("RSUs") under the 2013 Plan, having a fair market value on the grant date equal to a pre-determined dollar value, which was $275,000 for fiscal 2020 (to be reduced to $260,000 for fiscal 2021).

        The following table provides information for fiscal year 2020 compensation for all of our current and former non-employee directors:

Fiscal 2020 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)(4)	Total ($)
Susan P. Barsamian(5)(6)	119,659	324,993	444,652
Eric K. Brandt(7)	2,120	34,147	36,267
Frank E. Dangeard(8)	121,636	274,994	396,630
Nora Denzel(9)	22,618	79,309	101,927
Peter A. Feld(5)	55,007	324,993	380,000
Dale Fuller*	85,006	274,994	360,000
Kenneth Y. Hao(5)	7	324,993	325,000
Richard S. Hill(10)	2,243	35,883	38,126
David W. Humphrey(5)	7	324,993	325,000
David L. Mahoney*	95,006	274,994	370,000
Anita Sands*	70,006	274,994	345,000
Daniel H. Schulman*	140,006	274,994	415,000
V. Paul Unruh*	95,006	274,994	370,000
Suzanne M. Vautrinot*	70,006	274,994	345,000

*
Former Director

(1)
For FY20, non-employee directors received an annual retainer fee of $50,000 plus an additional annual fee of $15,000 (Compensation Committee and Nominating and Governance Committee) or $20,000 (Audit Committee) for membership on each committee. The chair of each committee received an additional annual fee of $15,000 (Nominating and Governance Committee) or $25,000 (Audit Committee and Compensation Committee). The Independent Chairman received an annual fee of $75,000.

(2)
Includes payments for fractional shares from stock awards granted and annual retainer fees paid in stock.

(3)
The aggregate full grant date fair value for each director's annual stock award and retainer fee elected to be paid in stock was calculated in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 for awards granted during FY20.

(4)
Each non-employee director, other than Ms. Denzel and Messrs. Brandt and Hill, was granted 14,124 RSUs on May 14, 2019, with a per-share fair value of $19.47 and an aggregate grant date fair value of $274,994. Each such director's fees were paid in cash as reported in the "Fees Earned or Paid in Cash" column in the table above. No non-employee director had any outstanding stock awards as of April 3, 2020.

(5)
In lieu of cash, Ms. Barsamian and Messrs. Feld, Hao and Humphrey elected to receive 100% of their annual retainer fee of $50,000 in the form of our common stock. Accordingly, pursuant to the terms of the 2000 Director Equity Incentive Plan, each was granted 2,568 shares at a per share fair value of $19.47 and an aggregate grant date fair value of $ 49,999. The balance of fees were paid in cash as reported in the "Fees Earned or Paid in Cash" column in the table above.

(6)
Ms. Barsamian received $96,000 in additional fees in connection with her additional Board work during the leadership transition, as approved by the Board of Directors June 6, 2019. Ms. Barsamian's fees have also been prorated to reflect her additional services as the Nominating & Governance Committee chairman and member for the remainder of FY20 from December 19, 2019 to April 3, 2020 and an aggregate grant date fair value of $8,652.

(7)
Mr. Brandt's fees have been prorated to reflect his service as an independent director and audit committee member beginning February 25, 2020 to April 3, 2020. Mr. Brandt was granted 1,151 shares with a per share fair value of $19.71 and an aggregate fair price value of $29,782. In lieu of cash, Mr. Brandt elected to receive the pro-rated portion of his annual retainer fee of $50,000 in the form of our common stock. Accordingly, pursuant to the terms of the 2000 Director Equity Incentive Plan, Mr. Brant was awarded 274 shares at a per share fair value of $19.13 and an aggregate grant date fair value of $5,242.

(8)
Mr. Dangeard's fees have been prorated to reflect his additional services as Chairman of the Board for the remainder of FY20 from December 19, 2019 to April 3, 2020 and an aggregate grant fair value of $21,640.

(9)
Ms. Denzel's fees have been pro-rated to reflect her services as a member of the Board of Directors and Audit Committee beginning December 19, 2019 to April 3, 2020. In lieu of cash, Ms. Denzel elected to receive 80% of the pro-rated portion of her annual retainer fee in the form of our common stock. Accordingly, pursuant to the terms of the 2000 Director Equity Incentive Plan, Ms. Denzel was granted 3,048 shares at a per share fair value of $26.02 and an aggregate grant date fair value of $79,308. Ms. Denzel, in accordance with her annual retainer fee, also received $20,192 cash. Ms. Denzel's fees also include her services as a member of the Compensation and Leadership Development Committee from February 4, 2020 to April 3, 2020.

(10)
Mr. Hill's fees have been pro-rated to reflect his service as an independent director in FY20 from March 30, 2019 to May 9, 2019. Mr. Hill was awarded 1,560 shares at a per share fair value of $19.47 per share and an aggregate grant date fair value of $30,373. Mr. Hill also elected to receive his pro-rated annual cash retainer in the form of our common stock. Accordingly, pursuant to the terms of the 2000 Director Equity Incentive Plan, Mr. Hill was granted 283 shares at a per-share fair value of $19.47 and an aggregate grant date fair value of $5,510. On May 9, 2019, Mr. Hill became our interim President and CEO and received additional employee compensation in the form of cash and stock awards that are described in the Summary Compensation Table, below.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF
EACH OF THE EIGHT NOMINATED DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed KPMG LLP ("KPMG") as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2021. As a matter of good corporate governance, the Audit Committee has decided to submit its selection of independent audit firm to stockholders for ratification. In the event that this appointment of KPMG is not ratified by a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter, the Audit Committee will review its future selection of KPMG as our independent registered public accounting firm.

        The Audit Committee first approved KPMG as our independent auditors in September 2002, and KPMG audited our financial statements for fiscal 2020. Representatives of KPMG are expected to attend the meeting with the opportunity to make a statement and respond to appropriate questions from stockholders present at the meeting with respect to this proposal.

Principal Accountant Fees and Services

        We regularly review the services and fees from our independent registered public accounting firm, KPMG. These services and fees are also reviewed with the Audit Committee annually. In accordance with standard policy, KPMG periodically rotates the individuals who are responsible for our audit. Our Audit Committee has determined that the providing of certain non-audit services, as described below, is compatible with maintaining the independence of KPMG.

        In addition to performing the audit of our consolidated financial statements, KPMG provided various other services during fiscal years 2020 and 2019. Our Audit Committee has determined that KPMG's provisioning of these services, which are described below, does not impair KPMG's independence from NortonLifeLock. The aggregate fees billed for fiscal years 2020 and 2019 for each of the following categories of services are as follows:

Fees Billed to NortonLifeLock	FY20	FY19
Audit fees(1)	$11,256,727	$12,464,329
Audit related fees(2)	67,366	1,142,383
Tax fees(3)	45,059	161,685
All other fees(4)	—	—

Total fees	$11,369,152	$13,768,398

        The categories in the above table have the definitions assigned under Item 9 of Schedule 14A promulgated under the Exchange Act, and these categories include in particular the following components:

(1)
"Audit fees" include fees for audit services principally related to the year-end examination and the quarterly reviews of our consolidated financial statements, consultation on matters that arise during a review or audit, review of SEC filings, audit services performed in connection with our acquisitions and divestitures and statutory audit fees.

(2)
"Audit related fees" include fees which are for assurance and related services other than those included in Audit fees.

(3)
"Tax fees" include fees for tax compliance and advice.

(4)
"All other fees" include fees for all other non-audit services, principally for services in relation to certain information technology audits.

        An accounting firm other than KPMG performs supplemental internal audit services for NortonLifeLock. Another accounting firm provides the majority of NortonLifeLock's outside tax services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

        All of the services relating to the fees described in the table above were approved by the Audit Committee.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        In accordance with Section 14A of the Exchange Act, stockholders are entitled to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to NortonLifeLock Inc.'s named executive officers, as disclosed in this proxy statement pursuant to the SEC's compensation disclosure rules, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, is hereby approved."

        As described more fully in the Compensation Discussion & Analysis section of this proxy statement, our named executive officers are compensated in a manner consistent with our pay-for-performance philosophy and corporate governance best practices. Our executive compensation programs for fiscal 2020 reflect these significant changes to our management team and to our business while promoting our pay-for-performance philosophy and corporate governance best practices. A few highlights, which are discussed further in the Compensation Discussion & Analysis, are:

	Component	Metric(1)	Achievement (as a percent of target)	Funding

	FY20 Executive Annual	FY20 Non-GAAP operating income	114%	114%

	Incentive Plan (EAIP)	FY20 Non-GAAP revenue	75%	75%

	FY20 EAIP Total (reduced)(2)			85%

FY20 Executive Compensation	FY20 Performance-based	3-year total shareholder return ("TSR") relative to the S&P 500	NA	NA

	FY18 Performance-based Restricted Stock Units	3-year total TSR relative to Nasdaq 100	61%	61%

	(1) Please see discussion in the CD&A section of this proxy statement below for more detail regarding how these metrics are calculated.
	(2) Actual achievement and funding of 95% was reduced to 85% at management's request.

        We believe that our compensation program balances the interests of all of our constituencies — our stockholders, our executive officers, the remainder of our employee base, our business partners and our community — by, among other things, focusing on achievement of corporate objectives, attracting and retaining highly-qualified executive management and maximizing long-term stockholder value. We encourage you to read the Compensation Discussion & Analysis, compensation tables and narrative discussion related to executive compensation in this proxy statement.

        The vote to approve the compensation of our named executive officers is advisory and, therefore, not binding. Although the vote is non-binding, the Compensation Committee and the Board value your opinion and will consider the outcome of the vote in establishing its compensation philosophy and making future compensation decisions. Our current policy is to hold such an advisory vote each year, and we expect to hold another advisory vote with respect to approve to executive compensation at the 2021 annual meeting of stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 3

PROPOSAL NO. 4

STOCKHOLDER PROPOSAL REGARDING POLITICAL SPENDING DISCLOSURE

        Proposal 4 is a stockholder proposal. If the stockholder proponent, or representative who is qualified under state law, is present at the Annual Meeting and submits the proposal for a vote, then the proposal will be voted upon. The stockholder proposal is included in this proxy statement exactly as submitted by the stockholder proponent. The Board's recommendation on the proposal is presented immediately following the proposal. We will promptly provide you with the name, address and, to NortonLifeLock's knowledge, the number of voting securities held by the proponent of the stockholder proposal, upon receiving a written or oral request directed to: NortonLifeLock Inc., Attn: Bryan Ko, Corporate Secretary, 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, telephone: (650) 527-8000.

Proposal 4 — Political Spending Disclosure

        Resolved, that the shareholders request that the Company provide a report, updated semiannually, disclosing the Company's:

  1.
  Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

  2.
  Monetary and non-monetary contributions and expenditures (direct and indirect)used in the manner described in section 1 above,including:

  a.
  The identity of the recipient as well as the amount paid to each;and

  b.
  The title(s) of the person(s) in the Company responsible for decision-making.

        The report shall be presented to the board of directors or relevant board committee and posted on the Company's website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement

        As a long-term NortonLifeLock shareholder, I support transparency and accountability in corporate electoral spending. Disclosure is in the best interest of the Company and its shareholders. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.

        Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, "[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages."

        Although NortonLifeLock discloses a brief policy on corporate political spending, this is deficient because the Company does not disclose any of its corporate political expenditures and falls far short of the policies previously in place when the Company was operating as Symantec.

        Relying on publicly available data does not provide a complete picture of the Company's electoral spending. For example, the Company's payments to trade associations that may be used for election-related activities are undisclosed and unknown. This proposal asks the Company to disclose all of its electoral spending, including payments to trade associations and other tax- exempt organizations, which may be used for electoral purposes. This would bring our Company in line with a growing number of leading companies, including Microsoft Corp., Intuit Inc., and Salesforce.com Inc., which present this information on their websites.

        The Company's Board and shareholders need comprehensive disclosure to be able to fully evaluate the use of corporate assets in elections.

Please vote yes:
 Political Spending Disclosure — Proposal 4

Our Board of Directors' Statement in Opposition to Proposal No. 4

        NortonLifeLock's Board of Directors unanimously recommends a vote "AGAINST" the stockholder proposal.

        The Board has considered the stockholder proposal and, for the reasons described below, believes that the proposal is not in the best interests of NortonLifeLock and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL NO. 4 FOR THE FOLLOWING REASONS:

        The Board of Directors has considered this proposal, as well as the views of its long-term stockholders, and believes this proposal does not serve the best interests of the Company or its stockholders and recommends a vote AGAINST it because:

  •
  Most of the information sought by the proposal is already publicly available pursuant to existing laws and regulations, including in the form of public disclosures made by the Company to relevant regulatory bodies.

  •
  Since 2001, NortonLifeLock has maintained the Global Political Contributions Policy, a formal policy regarding political activities, political disclosure and accountability, a description of which is available at investor.nortonlifelock.com under "Corporate Governance" and "Political Disclosure and Accountability." The Board's Nominating and Governance Committee monitors compliance with this policy.

  •
  Following its divestiture of its Enterprise business and transition to a pure-play consumer cyber safety company, NortonLifeLock no longer maintains a political action committee or makes any political contributions. Any future political contributions would require the formation of a new political action committee and we commit to disclosing any such contributions on investor.nortonlifelock.com.

  •
  The portion of NortonLifeLock's membership dues or payments to technology trade organizations, which is used for political lobbying can be found at opensecrets.org and NortonLifeLock will make such information available on its Government Affairs webpage at www.nortonlifelock.com/us/en/government/.

  •
  The additional disclosure required by this proposal would be duplicative and potentially misleading and would not be in the best interests of stockholders.

        While transparency and accountability in public spending is consistent with the Company's values, the Board believes that the Company's current practices are appropriately disclosed, consistent with applicable laws and regulations, as well as similar to the practices of other peer companies.

NortonLifeLock currently does not make any contributions to political candidates and significant disclosure regarding the Company's prior political contributions and related activities is already publicly available

        NortonLifeLock is subject to extensive regulation at the federal, state and local levels, and is committed to complying with applicable campaign finance laws and other laws related to political contributions. Consistent with federal campaign finance laws, NortonLifeLock does not allow use of corporate contributions in federal elections and does not use corporate treasury funds for direct independent political expenditures.

        Following its divestiture of its Enterprise business and transition to a pure-play consumer cyber safety company, as of April 2020, NortonLifeLock no longer maintains the NortonLifeLock Political Action Committee ("SymPAC"), a non-partisan, independent entity through which voluntary individual contributions from employees, directors and others acting on behalf of the Company, including its subsidiaries, were used to support federal candidates and their campaigns. Following the termination of SymPAC, NortonLifeLock is no longer making any political contributions to candidates.

        However, historical information about SymPAC's activities, including a complete list of candidates that received SymPAC contributions, remains available at the Center for Responsive Politics at www.opensecrets.org. Additionally, historical information of all contributions to and expenditures by SymPAC are available on publicly accessible and easily searchable databases maintained by appropriate regulatory bodies, such as the Federal Election Commission (FEC) (http://fec.gov), U.S. Senate (http://www.senate.gov/lobby) and U.S. House of Representatives (http://lobbyingdisclosure.house.gov/). NortonLifeLock's lobbyists are also required to file reports regarding their personal political contributions that are not affiliated with NortonLifeLock, with the FEC, U.S. Senate and U.S. House of Representatives. Such reports can be found at the websites listed above.

        Furthermore, NortonLifeLock does not contribute to state and local candidates. Should that change, any contributions made directly by NortonLifeLock to state and local candidates would generally need be disclosed by the recipient or, in some cases, by NortonLifeLock, and such disclosures would be publicly accessible and searchable via online databases.

        Additionally, any future political contributions to federal, state or local candidates would require the formation of a new political action committee and we commit to disclosing any such contributions on investor.nortonlifelock.com.

The Company has procedures in place to promote transparency and accountability and to effectively oversee decisions regarding political contributions and participation in the U.S. political process

        As noted above, the Board has adopted a formal policy regarding political activities, political disclosure and accountability, a description of which is available at investor.nortonlifelock.com under Corporate Governance and Political Disclosure and Accountability. The policy includes standards for participating in the political process for both the Company and its employees, as well as for appropriate disclosure and reporting of political contributions and political activities.

        Our Chief Legal Officer and the Government Affairs team are responsible for overseeing all of the Company's political engagements, and monitors compliance with the Company's policy on political contributions. For example, prior to the termination of SymPAC, the Committee received a report at least annually from Company management concerning any political contributions made by or on behalf of the Company, including the purpose and benefit of the contributions as well as the Company's policy and practices for determining that a particular contribution would be in the best interests of the Company and its stockholders.

        NortonLifeLock also belongs to various technology trade organizations that focus on matters concerning the Company's interests and interact with government officials. Such matters include public policy around cybersecurity, online safety, privacy, intellectual property, and other issues integral to NortonLifeLock's business. Participation as a member of these organizations comes with the understanding that NortonLifeLock may not always agree with all of their positions, but believes that such organizations take positions and address issues in a meaningful and influential manner on behalf of the collective industry and in a way that will continue to provide strong financial returns for the Company. Management reports the Company's membership and participation in these organizations and other political activities to the Board's Nominating & Governance Committee annually.

        The portion of NortonLifeLock's membership dues or payments to technology trade organizations, which is used for political lobbying can be found at opensecrets.org and NortonLifeLock will make such information available on its Government Affairs webpage at www.nortonlifelock.com/us/en/government/.

Additional disclosures are not necessary and would not be in the best interests of the Company or its stockholders

        The Board believes that the Company is engaging in or has committed to engage in practices and disclosures that are appropriate to provide stockholders with transparency regarding our governance and risk management with respect to political activities.

        For the reasons stated above, the Board recommends a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL NO. 4 WITH RESPECT TO THE POLITICAL SPENDING DISCLOSURE SHAREHOLDER RESOLUTION.

Vote Required

        This Proposal No. 4 is advisory in nature and would constitute a recommendation to our Board if it is approved by stockholders. The affirmative vote of a majority of the stock having voting power present in person or represented by proxy and entitled to vote is required to approve this Proposal No. 4. Unless you indicate otherwise, your proxy will be voted "AGAINST" this proposal.

        For the foregoing reasons, the Board unanimously believes that this proposal is not in the best interests of NortonLifeLock or our stockholders, and recommends that you vote "AGAINST" Proposal No. 4.

THE BOARD RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 4.
PROXIES RECEIVED BY THE COMPANY WILL BE VOTED "AGAINST"
THIS PROPOSAL UNLESS OTHERWISE INSTRUCTED.

OUR EXECUTIVE OFFICERS

        The names of our executive officers at July 1, 2020, their ages as of July 1, 2020 and their positions, after giving effect to the appointment of Natalie Derse as our Chief Financial Officer on July 8, 2020, are shown below.

Name	Age	Position
Vincent Pilette	48	Chief Executive Officer
Natalie M. Derse	42	Chief Financial Officer
Matthew C. Brown	40	Chief Accounting Officer
Samir Kapuria	47	President
Bryan S. Ko	49	Chief Legal Officer, Secretary and Head of Corporate Affairs

        The Board chooses executive officers, who then serve at the Board's discretion. There is no family relationship between any of the directors or executive officers and any other director or executive officer of NortonLifeLock.

        For information regarding Mr. Pilette, please refer to Proposal No. 1, "Election of Directors" above.

        Ms. Derse has served as our Chief Financial Officer since July 2020. Ms. Derse previously served in numerous financial capacities with eBay, Inc., a global commerce marketplace, from July 2011 through July 2020, most recently as its Vice President and Chief Financial Officer, Global Product, Platform, Payments, Risk and Trust. Prior to joining eBay, Ms. Derse served in a variety of capacities at Stanley Black & Decker, Inc., a manufacturer of hand and power tools, from February 2008 through July 2011. Before that, Ms. Derse spent over ten years in numerous financial roles with General Electric Company, a global digital industrial company. Ms. Derse holds a Bachelor of Science degree in finance from the University of Dayton, Ohio.

        Mr. Brown has served as our Vice President of Finance and Chief Accounting Officer since January 2019, and served as our Interim Chief Financial Officer from November 2019 to July 2020. Prior to that, he served as our Vice President, Finance from August 2016 to January 2019 and as Vice President, Corporate Controller of Blue Coat, Inc. from October 2015 until we acquired that company in August 2016. Previously, he served in various positions at NETGEAR, Inc., a computer networking hardware company, from 2010 to October 2015, most recently as Senior Director, Assistant Controller. Mr. Brown holds a Bachelor of Science degree in business administration from the Walter A. Haas School of Business at U.C. Berkeley.

        Mr. Kapuria was appointed to serve as our President, effective November 8, 2019. From May 2018 to November 2019, he served as our Executive Vice President, Consumer Business Unit and Cyber Security Services. Prior to that, he served as our Senior Vice President and General Manager, Cyber Security Services from November 2014 to May 2018, as our Vice President, Products and Services from July 2012 to November 2014, and as our Vice President, Business Strategy and Security Intelligence from April 2011 to July 2012. From October 2004 to April 2011, Mr. Kapuria held numerous other director-level management positions with NortonLifeLock. Mr. Kapuria holds a Bachelor's degree in finance from the University of Massachusetts.

        Mr. Ko was appointed Chief Legal Officer, Secretary and Head of Corporate Affairs effective January 21, 2020. Before joining NortonLifeLock, Mr. Ko served as Logitech International's general counsel, corporate secretary and head of corporate development. Prior to joining Logitech, he was general counsel and corporate secretary for Fuhu, Inc., a late stage startup. From 2000 to 2014, he served in a variety of legal roles at Electronics For Imaging, Inc., including the last six years as general counsel and vice president of strategic relations. Prior to joining EFI, Bryan was an associate at Shearman & Sterling in the firm's Mergers & Acquisitions and Real Property groups. He received his MBA and BA degrees from UC Berkeley and his J.D. from Rutgers University School of Law.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of July 1, 2020, after giving effect to the appointment of Natalie Derse as our Chief Financial Officer on July 8, 2020, with respect to the beneficial ownership of NortonLifeLock common stock by (i) each stockholder known by NortonLifeLock to be the beneficial owner of more than 5% of NortonLifeLock common stock, (ii) each current member of the Board or director nominee, (iii) the named executive officers of NortonLifeLock included in the Summary Compensation Table appearing on page 64 of this Proxy Statement and (iv) all current executive officers and directors of NortonLifeLock as a group.

        Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Percentage ownership is based on 590,936,042 shares of NortonLifeLock common stock outstanding as of July 1, 2020. Shares of common stock subject to stock options and restricted stock units vesting on or before August 30, 2020 (within 60 days of July 1, 2020) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

        Unless otherwise indicated, the address of each of the individuals and entities named below is c/o NortonLifeLock Inc., 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% Beneficial Owners
Capital World Investors(1)	65,370,857	11.1%
Vanguard Group Inc.(2)	64,285,634	10.9%
BlackRock, Inc.(3)	41,798,012	7.1%
Starboard Value LP(4)	32,700,601	5.5%
Directors and Named Executive Officers
Gregory S. Clark *(5)	5,964,117	1.0%
Nicholas R. Noviello *(6)	1,255,035	**
Vincent Pilette(7)	785,906	**
Richard S. Hill *(8)	696,921	**
Amy L. Cappellanti-Wolf *(9)	290,190	**
Samir Kapuria(10)	140.246	**
Frank E. Dangeard	129,259	**
V. Paul Unruh(11)	108,361	**
Kenneth Y. Hao(12)	75,993	**
David W. Humphrey	65,205	**
Matthew C. Brown(13)	46,598	**
Peter A. Feld(14)	40,008	**
Susan P. Barsamian(15)	35,226	**
Bryan S. Ko	23,000	**
Eric K. Brandt(16)	17,108	**
Nora M. Denzel	15,900	**
Current Directors and Executive Officers
As a group (12 people)(17)	1,482,810	**

*
Former officer.

**
Less than 1%.

(1)
Based solely on a Schedule 13G/A filing made by Capital World Investors on February 14, 2020, Capital World Investors has sole voting and sole dispositive power over 65,370,857 shares. This stockholder's address is 333 South Hope Street, Los Angeles, CA 90071.

(2)
Based solely on a Schedule 13G/A filing made by The Vanguard Group on February 12, 2020, The Vanguard Group has sole voting power over 864,482 shares, shared voting power over 169,742 shares, sole dispositive power over 63,305,248 shares and shared dispositive power over 980,386 shares. This stockholder's address is PO Box 2600, V26, Valley Forge, PA 19482-2600.

(3)
Based solely on a Schedule 13G filing made by the BlackRock, Inc. on February 5, 2020, BlackRock, Inc. has sole voting power over 35,714,156 and sole dispositive power over 41,798,012 shares. This stockholder's address is 55 East 52nd Street, New York, NY 10055.

(4)
Based solely on a Schedule 13D/A filing made by Starboard Value LP on June 9, 2020, Starboard Value LP has sole voting and sole dispositive power over 32,700,601 shares. This stockholder's address is 777 Third Avenue, New York, New York 10017. Mr. Feld is a Managing Member of Starboard Value LP and may be deemed to share voting and dispositive power over these shares.

(5)
Beneficial ownership data is current through Mr. Clark's departure date of May 9, 2019 and includes 1,122,938 shares held by the Gregory S. Clark Living Trust, for which Mr. Clark exercises voting and dispositive power, and 3,604,101 shares issued as settlement of options that were exercised after his departure date.

(6)
Beneficial ownership data is current through Mr. Noviello's departure date of May 24, 2019 and includes 775,028 shares issued as settlement of options and 93,778 shares issued as settlement of PRU and RSUs after his departure date.

(7)
Includes 620,477 shares held by the VPJW Revocable Trust for which Mr. Pilette exercises voting and dispositive power.

(8)
Beneficial ownership data is current through Mr. Hill's departure date of December 19, 2019 and includes 600,000 shares issued as settlement of stock options and 19,765 shares issued as settlement of RSUs after his departure date. Also included are 50,000 shares subject to fully exercisable options.

(9)
Beneficial ownership data is current through Ms. Cappellanti-Wolf's departure date of February 14, 2020 and includes 71,939 shares issued as settlement of RSUs after her departure date.

(10)
Includes 97,838 shares issuable upon the settlement of RSUs vested on June 1, 2020.

(11)
Shares held by the Unruh Family Living Trust for which Mr. Unruh exercises voting and dispositive power.

(12)
These securities are held by Mr. Hao for the benefit of Silver Lake Technology Management LLC, certain of its affiliates and certain of the funds they manage ("Silver Lake") and pursuant to Mr. Hao's arrangement with Silver Lake, upon the sale of these securities, the proceeds are expected to be remitted to Silver Lake.

(13)
Includes 15,000 shares subject to fully exercisable options.

(14)
Excludes 32,700,601 shares of common stock beneficially owned by Starboard Value LP and its affiliates. Mr. Feld is a Managing Member of Starboard Value LP and may be deemed to share voting and dispositive power over these shares.

(15)
Shares held by the S. Barsamian and W. Romans Revocable Trust for which Ms. Barsamian exercises voting and dispositive power.

(16)
Shares held by The Brandt Family Trust for which Mr. Brandt exercises voting and dispositive power.

(17)
Includes 15,000 shares subject to fully exercisable options and 97,838 shares issuable upon the settlement of RSUs vested on June 1, 2020.

        NortonLifeLock has adopted a policy that executive officers and members of the Board hold an equity stake in the Company. The policy requires each executive officer to hold a minimum number of shares of NortonLifeLock common stock. Newly appointed executive officers are not required to immediately establish their position but are expected to make regular progress to achieve it. The Nominating and Governance Committee reviews the minimum number of shares held by the executive officers and directors from time to time. The purpose of the policy is to more directly align the interests of our executive officers and directors with our stockholders. See "Stock Ownership Requirements" under the Compensation Discussion & Analysis section for a description of the stock ownership requirements applicable to our executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION & ANALYSIS (CD&A)

        This compensation discussion and analysis ("CD&A") summarizes our executive compensation philosophy, our fiscal 2020 ("FY20") executive compensation program and the FY20 compensation decisions made by the Compensation Leadership and Development Committee (the "Compensation Committee") with respect to the executive officers who are identified in the "Summary Compensation Table" below ("NEOs"), including the following continuing executive officers ("Continuing NEOs"):

  •
  Vincent Pilette, Chief Executive Officer ("CEO");

  •
  Matthew C. Brown, Former Interim Chief Financial Officer ("CFO") and current Chief Accounting Officer ("CAO");

  •
  Samir Kapuria, President; and

  •
  Bryan S. Ko, Chief Legal Officer, Secretary and Head of Corporate Affairs.

        Our NEOs also include, pursuant to applicable SEC rules, the following former executive officers ("Transitioned NEOs"):

  •
  Gregory S. Clark, Former President and CEO;

  •
  Richard S. Hill, Former Interim President and CEO;

  •
  Nicholas R. Noviello, Former Executive Vice President and Chief Financial Officer;

  •
  Amy L. Cappellanti-Wolf, Former Senior Vice President and Chief Human Resources Officer; and

  •
  Arthur W. Gilliland, Former Executive Vice President and General Manager, Enterprise Business Unit.

  Fiscal 2020 — A Transformative Year for NortonLifeLock

        Our FY20 executive compensation program reflects the significant transformation our Company has undergone. During the course of FY20, we announced the sale of certain of our Enterprise Security assets to Broadcom Inc. for a purchase price of $10.7 billion (the "transaction with Broadcom") which represented 61% of our total market capitalization at that time. The Enterprise Security assets were included in our Enterprise Security segment, which represented 49% of our fiscal 2019 ("FY19") revenues and 19% of our FY19 total segment operating income reported in Note 15 to the Consolidated Financial Statements in our FY19 Annual Report on Form 10-K. In connection with announcing the sale agreement terms, we then successfully closed the transaction within a ten-week window and subsequently managed both the removal of stranded costs and the provision of Enterprise Security transition service agreements to Broadcom. Concurrently, we sold our ID Analytics business and investment in DigiCert to position NortonLifeLock as a pure-play consumer cyber safety business. Since the announcement of the sale of the Enterprise Security assets, our dividend-adjusted stock price has appreciated 38% through the end of FY20. Coinciding with and related to these significant changes to our business, our executive team also changed significantly, with the departure of our President and CEO (Greg Clark), the transition and departure of our CFO (Nicholas Noviello) together with the appointment of a new CFO (Vincent Pilette). Additional executive team changes during FY20 included the appointment and subsequent planned departure of our Interim President and CEO (Rick Hill), the appointment of Vincent Pilette, his successor, as our current CEO, the appointment of Samir Kapuria as our current President, the appointment of Matthew Brown as our Interim CFO and the addition of Bryan Ko as our Chief Legal Officer, Secretary and Head of Corporate Affairs. None of the Continuing NEOs (Messrs. Pilette, Brown, Kapuria and Ko) were in their current roles prior to the close of the transaction with Broadcom on November 4, 2019. Furthermore, the composition of our Compensation Committee also changed following our FY19 Annual Meeting of Stockholders.

        The following timeline outlines the series of transformational events we experienced in FY20, a fiscal year in which there were several changes to both key management and our business and operations:

        Given that the purchase price for the sale of our Enterprise Security assets represented over half of our Company's value at the time of announcement, coupled with the necessary right-sizing of our workforce to complete our transformation to a pure-play consumer cyber safety business, many of our executives experienced an impact similar to a change in control of the Company because the asset sale resulted or would result in the elimination of their roles at the Company. Our Board acknowledged this impact and recognized the need to implement an effective incentive program to motivate executives to complete the transaction and assist in the transition. The program they adopted included special severance agreements that resulted in cash severance payments and the vesting of existing equity awards, which was similar to what these executives would have received if the transaction with Broadcom were a traditional "change in control" under the Company's existing severance and retention policies. We also awarded certain one-time new-hire equity awards and signing bonuses to induce certain new executives to join our pure-play consumer cyber safety company and drive our new strategy.

        With the transaction with Broadcom closed and the Enterprise Security divestiture completed, our Compensation Committee is wholly focused on designing and implementing a pay philosophy and practices that are best-in-class and closely aligned with shareholder outcomes, as described below.

FY20 Business Highlights and Executive Compensation Summary

FY20 Business Highlights

•

In November 2019, we completed the transaction with Broadcom under which Broadcom purchased certain of our Enterprise Security assets and assumed certain liabilities for a purchase price of $10.7 billion.

•

The Enterprise Security assets divestiture allowed us to shift our operational focus to our consumer business and represented a strategic shift in our operations.

•

In connection with the Enterprise Security assets divestiture, in January 2020, we paid our stockholders a special dividend of $12 per share of common stock, which amounted to $7.2 billion in total dividend payments and represented the total after tax proceeds of the transaction with Broadcom.

•

In October 2019, we sold our equity interest in DigiCert Parent Inc. for $380 million.

•

In November 2019, we entered into a new credit facility and drew down $500 million of a 5-year term loan to repay an existing term loan of $500 million. The credit facility also provides a revolving line of credit of $1.0 billion and a delayed draw 5-year term loan commitment of $750 million through September 15, 2020.

•

In November 2019, our Board of Directors approved a restructuring plan in connection with the strategic decision to divest our Enterprise Security assets. We incurred costs of $423 million under this plan in fiscal 2020, primarily related to workforce reduction, contract termination, and asset write-offs and impairment charges.

•

In January 2020, we completed the sale of our ID Analytics solutions for $375 million in net cash proceeds further transforming us into a pure-play consumer cyber safety company.

•

In March 2020, we settled $250 million of our 2.5% Convertible Notes for $566 million, which included a cash settlement of the equity conversion feature.

	Component	Metric(1)	Achievement (as a percent of target)	Funding

	FY20 Executive Annual	FY20 Non-GAAP operating income	114%	114%

	Incentive Plan ("EAIP")	FY20 Non-GAAP revenue	75%	75%

FY20 Executive Compensation	FY20 EAIP Total (reduced)(2)			85%

	FY20 Performance-based Restricted Stock Units	3-year total shareholder return ("TSR") relative to the S&P 500	NA	NA

	FY18 Performance-based Restricted Stock Units	3-year total TSR relative to Nasdaq 100	61%	61%

	(1) Please see discussion below for more detail regarding how these metrics are calculated.
	(2) Actual achievement and funding of 95% was reduced to 85% at management's request.

•

FY20 EAIP metric targets were revised as a result of the transaction with Broadcom with the first half based on Symantec (pre-Enterprise Security divestiture) targets and the second half based on NortonLifeLock (post-Enterprise Security divestiture) targets.

•

FY20 EAIP performance achievement resulted in a 95% payout, however at the executive team's request, the Compensation Committee adjusted the amount down to 85% to align with the payout of the Company's general employee Annual Incentive Plan.

•

FY20 PRUs are based on 3-year TSR relative to the S&P 500; assessment as to achievement will be made by our Compensation Committee at the end of the performance period (fiscal 2022).

SAY-ON-PAY AND STOCKHOLDER ENGAGEMENT

        At our 2019 Annual Meeting of Stockholders, we requested that our stockholders cast a non-binding advisory vote on the compensation of our fiscal 2019 NEOs, also known as a "say-on-pay" vote. This proposal passed with approximately 74% of the votes cast (excluding abstentions). In response to this lower than desired level of support, we conducted an extensive engagement effort in FY20 with our stockholders representing a majority of our outstanding shares. A significant portion of the discussions with our stockholders involved clarifying the Company's unique circumstances in light of the transaction with Broadcom, the benefits the Board anticipated as a result of becoming a pure-play consumer cyber safety company by virtue of the transaction with Broadcom, the positive impact the transaction with Broadcom has had on stockholder value to date, and a discussion regarding the compensation for the interim executives brought on to lead both strategic and operational execution during this time of change. We intend to continue engaging in the relationship with our stockholder community moving forward.

        Following the feedback we received from our institutional stockholders and proxy advisory firms, the completion of our transition to a pure-play consumer cyber safety company, and the buildout of our new executive team, our Compensation Committee is fully committed to implementing compensation programs that are aligned with best practices, are market competitive, and primarily reward our executives for performance achievements that drive long-term shareholder value. Our Compensation Committee does not intend to make future special one-time awards to NEOs or provide for additional vesting of equity awards outside of our standard practices.

Compensation Policies and Practices

What We Do:	What We Do Not Do:
The majority of pay for our CEO and other NEOs is at risk, except for our interim CFO who did not receive any equity in connection with his interim CFO role.	We do not pay performance-based cash or equity awards for unsatisfied performance goals.
Our short-term incentive compensation is linked directly to our financial results and is modified by individual performance.	Our compensation plans do not have minimum guaranteed payout levels.
We reward performance that meets our predetermined goals.	We do not provide for automatic salary increases or equity awards grants in offer letters or employment agreements.
We cap payouts under our incentive plans to discourage excessive or inappropriate risk taking by our NEOs.	With very limited exceptions, we do not permit short-sales, hedging or pledging of our stock.
We have a relevant peer group and reevaluate the peer group annually.	We do not provide "golden parachute" excise tax gross-ups.
We have robust stock ownership guidelines for our executive officers and directors.	We do not provide excessive severance payments.
We have adopted a comprehensive "clawback" policy, applicable to all performance-based compensation granted to our executive officers.	We do not provide executive pension plans or SERPs.
We only provide for "double-trigger" change in control payments and benefits.	We do not provide excessive perquisites.
We limit any potential cash severance payments to not more than 1x our executive officers' target total cash compensation and 2x our CEO's total base salary.	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
Our Compensation Committee retains an independent compensation consultant.	We do not permit the payment of dividend or dividend equivalents on unvested equity awards.
We hold an annual advisory vote on named executive officer compensation.
We seek feedback on executive compensation through stockholder engagement.
We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.

FY20 EXECUTIVE COMPENSATION ACTIONS

        Our FY20 executive compensation program reflects the incentives needed to motivate our executives to complete the significant transformation of our business and operations leading up to the Enterprise Security divestiture to Broadcom and through the removal of the stranded costs following the sale. During this time, our Board and Compensation Committee oversaw the transition and compensation of three CEOs and three CFOs, as well as the appointment and compensation of a President separate from our CEO. These leadership changes were necessary to ensure the successful completion of the highly complex transaction with Broadcom and to support the shift in our strategic direction to transform into a pure-play consumer cyber safety company during FY20. Accordingly, several special compensation arrangements were approved for these executives during FY20, including special interim short-term equity awards, vesting of existing equity awards, and bonus arrangements to retain certain executives, which was similar to what these executives would have received if the transaction with Broadcom were a traditional "change in control" under the Company's retention and severance policies. The effectiveness of these executives in executing on these goals can be demonstrated in the value created for our stockholders, which includes dividend-adjusted stock price appreciation of 38% through the end of FY20.

Our Interim CEO Compensation for Fiscal 2020

        In May 2019, we appointed and entered into an at-will employment agreement with Richard S. "Rick" Hill as our Interim President and CEO, who succeeded Gregory Clark who resigned as our President and CEO in the same month. Mr. Hill had served on our Board since January 2019 and had significant prior experience in delivering necessary strategic and transformational support to companies through complex transitions. Mr. Hill served as our Interim President and CEO until November 2019, overseeing and playing an integral role in, among other things, the negotiation and closing of the transaction with Broadcom.

        In determining the appropriate compensation for Mr. Hill for FY20, our Board considered, among other things, the fact that Mr. Hill's role as Interim President and CEO commenced after the start of FY20, and would be of limited duration, thereby reducing the efficacy and the applicability of long-term equity awards. Mr. Hill's role involved a considerable amount of work to oversee the Company's anticipated transformation plan, which ultimately included the transaction with Broadcom.

        Accordingly, in addition to providing Mr. Hill with a $1,000,000 annual base salary and an opportunity to participate in the FY20 Executive Annual Incentive Plan (the "FY20 EAIP"), the Board granted Mr. Hill time-based RSUs with an original value of $1,200,000 representing 50,501 shares and a performance-based stock option ("PSO") to purchase a number of shares equal to $9,000,000 for target level performance at the time of the option grant date and $18,000,000 for maximum performance, with both awards vesting over a twelve-month period to coincide with the interim nature of his appointment, incent timely achievement of strategic imperatives and to avoid creating incentive conflict issues in the event he returned to his prior role on the Board.

        Under the initial terms of Mr. Hill's performance-based stock option, the option would vest and become exercisable upon satisfaction of both time-based and performance-based components. The time-based component would vest on the one-year anniversary of Mr. Hill's start date. The performance component of the option originally tracked the Company's FY20 EAIP metrics.

        In August 2019, we entered into a transition services agreement with Mr. Hill to address his transition from the Company following the closing of the transaction with Broadcom (the "Hill Transition Services Agreement"). Some of the key contributions made by Mr. Hill during his tenure as Interim President and CEO included the following:

  •
  Leading the Company through protracted negotiations with Broadcom.

  •
  Outlining our strategic direction towards a pure-play consumer cyber safety company.

  •
  Navigating our business through the closing of the transaction with Broadcom.

  •
  Spearheading the identification of key Company talent within the Company.

        Under the Hill Transition Services Agreement, Mr. Hill and the Company agreed to amend the exercisability and vesting provisions of the PSO, given that the original performance metrics were no longer applicable following the anticipated closing of the transaction with Broadcom and to reflect both his efforts to effect the transaction with Broadcom as well as the impact of such efforts on our stock price following the closing of the sale of the Enterprise Security assets. Under this agreement, the total number of shares subject to the PSO was adjusted from 1,623,599 to 1,650,000 and 650,000 shares subject to the option became exercisable upon the transaction closing. Up to 975,000 additional shares subject to Mr. Hill's PSO are eligible to vest if our average closing stock price reaches predetermined levels based 50% on each of (a) a 20 consecutive business day measurement from August 20, 2019 and December 31, 2020 and (b) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020 in all cases subject to a release of claims and compliance with certain restrictive covenants. The predetermined closing stock price levels for the vesting of up to 975,000 additional shares are as follows during the time period noted above: (i) 487,500 shares will vest if our stock price is at least $13 per share; (ii) an additional 162,500 will vest if our stock price is at least $16 per share; (iii) an additional 162,500 will vest if our stock price is at least $19 per share; and (iv) an additional 162,500 will vest if our stock price is at least $23 per share (in each case, as adjusted for the Company's special $12 dividend paid in February 2020). Our dividend-adjusted closing stock price on the date of the Hill Transition Services Agreement was $11.25 per share. Any portion of the PSO that does not vest or become exercisable or is not otherwise exercisable as set forth above shall terminate and be forfeited.

        In addition, Mr. Hill's participation in the FY20 EAIP was terminated but he was eligible to receive his annual bonus for FY20 at a target level of $1,500,000, pro-rated through December 31, 2019. See, Executive Annual Incentive Plan, below for more information. For further information on Mr. Hill's compensation for his role as Interim President and CEO and the Hill Transition Services Agreement, please see the description under our Summary Compensation Table for Fiscal 2020 on page 64 and under — Potential Payments Upon Termination or Change-In-Control on page 69.

Our May 2019 CFO Compensation for Fiscal 2020

        We announced in late FY19 that our former CFO had decided to step down from his position. In May 2019, we appointed Vincent Pilette as our new CFO. Pursuant to Mr. Pilette's initial offer letter, in addition to receiving an initial base salary of $650,000 and an opportunity to participate in the FY20 EAIP, he received a $9.0 million new-hire equity award and a $5.0 million annual long-term incentive award, with 70 percent of the value of both awards allocated to PRUs and 30 percent to RSUs. Originally, each award had a standard three-year vesting schedule. Additionally, pursuant to his offer letter, Mr. Pilette purchased $10 million in shares of our common stock in the open market and, as result, received a corresponding restricted share grant ("RSA") of 155,429 shares of our common stock in May 2019. These 155,429 RSAs originally vested over three years to encourage his investment in the Company and further align his interests with those of our stockholders. Following the announcement of the then proposed transaction with Broadcom, our Board removed the vesting conditions on these 155,429 restricted shares to further incentivize Mr. Pilette, who was not named CEO at the time and then considered a "transition" executive, to complete the transaction with Broadcom and to manage the complexity associated with the anticipated Company transition into a pure-play consumer cyber safety business.

Our November 2019 New CEO Compensation for Fiscal 2020

        After the closing of the transaction with Broadcom, and upon recognition of Mr. Pilette's leadership in leading the transaction, in November 2019, our Board promoted Mr. Pilette to be our CEO to lead the Company through the transition of becoming a pure-play consumer cyber safety company. In recognition of his additional responsibilities as CEO, the Board granted Mr. Pilette time-based RSUs representing 81,698 shares, which are scheduled to vest in full on December 31, 2020.

Our November 2019 Interim CFO Compensation for Fiscal 2020

        Upon the appointment of Mr. Pilette as CEO, in November 2019, the Board appointed Matthew C. Brown, our Vice President and Chief Accounting Officer, to the position of Interim CFO. In recognition of Mr. Brown's additional responsibilities, the Board approved an additional cash award for Mr. Brown of $25,000 for each month that Mr. Brown serves as Interim CFO. The cash award will be payable to Mr. Brown in a lump sum upon the appointment of a permanent CFO. In July 2020, Natalie M. Derse was appointed to serve as the Company's Chief Financial Officer effective July 8, 2020, and Mr. Brown returned to his role as the Company's Vice President of Finance and Chief Accounting Officer and received a payment of $194,048 for his services.

Broadcom Special Retention Plan

        In anticipation of the transaction with Broadcom and acknowledging that certain then-serving executive officers would be needed to assist in the post-closing Broadcom transition but would unlikely be retained as officers of the standalone pure-play consumer business, the Board approved an enhanced severance and retention plan (the "Broadcom Retention Plan") in August 2019. The Broadcom Retention Plan reflects the fact that the purchase price for the sale of certain of our Enterprise Security assets to Broadcom represented 61% of our total market capitalization at the time of the announcement, which our Board recognized would be viewed as a "change in control" for many executives whose positions would be eliminated with the Company as a result.

        Mr. Pilette (then CFO) and Ms. Cappellanti-Wolf were subject to the terms of this plan since they were both considered "transition" executives at the time. Pursuant to the Broadcom Retention Plan, if an eligible executive is employed with the Company through the closing of the transaction with Broadcom and is employed with the Company through December 31,

2020 (or is terminated by the Company without cause before then), such executive was entitled to receive: (a) a cash payment equal to such executive's annual base salary, (b) a cash payment equal to such executive's target bonus under the FY20 EAIP, (c) vesting as to 50% of such executive's unvested equity as of the transaction closing (to vest at such executive's termination no later than December 31, 2020), and (d) between 75% and 150% vesting of the additional 50% unvested equity if our average closing stock price reaches predetermined levels based 50% on each of (a) a 20 consecutive business day measurement from August 20, 2019 through December 31, 2020 and (b) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020, subject in each case to the execution of a release of any claims against the Company. The predetermined levels for the vesting of the remaining 50% of unvested equity are as follows: (i) 75% will vest if our stock price is at least $13 per share; (ii) 100% will vest if our stock price is at least $16 per share; (iii) 125% will vest if our stock price is at least $19 per share; and (iv) 150% will vest if our stock price is at least $23 per share (in each case, as adjusted for the Company's special $12 dividend paid in February 2020). Our dividend-adjusted closing stock price on the August 21, 2019, the date the Board approved the Broadcom Retention Plan, was $11.71 per share.

        In designing the Broadcom Retention Plan, the Board acknowledged that the unvested PRU awards held by transitioning executive officers would need to be augmented to provide the requisite motivation to successfully close the transaction with Broadcom and expeditiously position the Company to achieve its new, post-closing, performance goals. For many executives, the transaction with Broadcom was the equivalent of a change in control, as noted above. Accordingly, the Board believed vesting 50% of all of the eligible transitioning executive officers' unvested equity awards held at the time of the transaction with Broadcom closing date would incentivize the engagement needed to meet the accelerated time frame for the closing of the transaction with Broadcom. Furthermore, our Board believed that the opportunity to earn the remaining 50% of their unvested equity based on the achievement of ambitious stock price goals by the end of calendar year 2020 would provide appropriate incentives for the transitioning executive officers to drive critical activities including (i) helping to quickly reduce stranded costs, (ii) helping to facilitate executive and employee talent changes, and (iii) facilitating the rapid change to a pure-play consumer cyber safety company. In setting these incentives, our Board took into account the fact that most of the transitioning executives would not be employed by the Company following the completion of such initiatives.

        At the closing of the transaction with Broadcom, the terms of all outstanding and unvested RSUs and PRUs held by eligible executive officers were amended to reflect the new terms under the Broadcom Retention Plan. The table below outlines the contributions made by each eligible NEO in connection with the transaction with Broadcom and during the months following the transaction:

Eligible NEO	Contributions

Vincent Pilette

•

Developed financial and operating models for us as a pure-play consumer cyber safety company.

•

Outlined and drove aggressive plans to remove all identified stranded costs.

•

Monetized underutilized and non-core assets like our ID Analytics business.

•

Hired and developed a new leadership team.

•

Developed a consumer-focused organization.

Amy Cappellanti-Wolf

•

Assisted in identifying employees needed for transition services following the transaction with Broadcom.

•

Assisted in identifying and positioning a successor.

•

Helped transition the human resources organization to meet the needs of the Company following the transaction with Broadcom.

        The table below sets forth the numbers of shares held by eligible NEOs that were converted to reflect the new terms under the Broadcom Retention Plan:

Eligible NEO	Total unvested PRUs and RSUs held prior to the Broadcom Transaction closing	50% eligible to vest based on service through 12/31/2020		50% eligible to vest on based on stock performance by 12/31/2020(1)

Vincent Pilette(2)	687,370	343,685		343,685
Amy Cappellanti-Wolf	284,209	142,105	(3)	142,104	(4)

(1)
Between 75% and 150% of this 50% unvested equity is eligible to be earned if our average closing stock price reaches predetermined levels based 50% on each of (a) a 20-consecutive business day measurement from August 20, 2019 through December 31, 2020 and (b) a 20-consecutive business day measurement from July 1, 2020 through December 31, 2020. See "Broadcom Special Retention Plan," above, for additional information.

(2)
Excludes Mr. Pilette's RSA and additional equity granted after the transaction with Broadcom closing.

(3)
These shares vested at Ms. Cappellanti-Wolf's termination date.

(4)
As a transitioned employee who left in December 2019, these shares are eligible to be earned on December 31, 2020.

        The Board believes that the Company and its stockholders have benefited from the efforts of participating executives under the Broadcom Retention Plan. As noted above, in connection with the transaction with Broadcom, the Company removed stranded costs and sold its ID Analytics business and investment in DigiCert to position NortonLifeLock as a pure-play consumer cyber safety company. Since the announcement of the transaction with Broadcom, our dividend-adjusted stock has appreciated 38% through the end of FY20.

        For further details about the Broadcom Retention Plan, please see the description under — Potential Payments upon Termination or Change-In-Control on page 69.

Our President's Special Severance Arrangement

        Following the closing of the transaction with Broadcom, our Compensation Committee recognized that Mr. Kapuria would be taking on additional responsibilities as President in helping to support the CEO in transitioning the business to a pure-play consumer cyber safety company. Accordingly, in December 2019 we entered into a severance benefit arrangement with Mr. Kapuria that reflected the structure of the transition programs the other NEOs had been placed on to ensure that an effective and balanced leadership team would at minimum stay in place for the transition. Pursuant to this agreement and taking existing compensation as the baseline, if Mr. Kapuria is terminated without cause or dies before December 31, 2020, he is entitled to receive (a) a cash payment equal to his annual base salary, (b) a cash payment equal to Mr. Kapuria's target bonus, and (c) vesting as to 50% of unvested equity, reduced by any equity that otherwise vests between December 5, 2020 and Mr. Kapuria's termination date.

        If Mr. Kapuria is terminated without cause before December 31, 2020, between 75% and 150% of any additional remaining outstanding and unvested equity awards will vest if our average closing stock price reaches predetermined levels based 50% on each of (a) a 20-consecutive business day measurement from August 20, 2019 through December 31, 2020 and (b) a 20-consecutive business day measurement from July 1, 2020 through December 31, 2020. The predetermined stock prices under Mr. Kapuria's special severance agreement are the same as those under the Broadcom Retention Plan, as discussed above.

        Following our successful transformation into a pure-play consumer cyber safety company, with the elimination of the stranded costs and the return to growth, we amended the special severance benefit arrangement with Mr. Kapuria on May 28, 2020. Under the amendment, we agreed that the stand-alone role of president would no longer be needed by December 31, 2020, with the onboarding of a chief product officer to focus on the product portfolio and a chief commercial officer to focus on go-to-market. Additionally, we agreed that Mr. Kapuria will be entitled to the benefits set forth in the special severance benefit arrangement upon his termination, which will occur before December 31, 2020. For further details on Mr. Kapuria's special severance benefit arrangement, as amended, please see the description under — Potential Payments upon Termination or Change-In-Control on page 69.

We are committed to providing standard equity grants and benefits in the future

        As outlined in the Say-on-Pay and Stockholder Engagement section, we are wholly focused on designing and implementing a pay philosophy and practices that are best-in-class and closely aligned with shareholder outcomes. This includes market competitive cash compensation and granting equity awards that result in long-term vesting and focus on awarding executives for performance-based achievements that align with the creation of shareholder value. We do not currently intend to make future special one-time awards to NEOs or provide for additional vesting of equity awards outside of our standard practices.

ANALYSIS OF COMPENSATION COMPONENTS

        The major components of target compensation for our continuing and transitioned NEOs, with the exception of Mr. Hill as noted above, during FY20 were: (i) base salary, (ii) target annual incentive awards and (iii) long-term equity incentive awards. Other components of compensation include severance and corporate transaction protections and certain health and welfare benefits.

I. Base Salary

FY20 Base Salary

Philosophy	Considerations

• Provide fixed compensation to attract and retain key executives.

•

Salary reviewed and set annually by the Compensation Committee.

•

The factors used to determine the salary levels include skill set, experience performance contribution levels, the executive officer's role, positioning relative to peer group and market and our overall salary budget.

•

For FY20, special consideration was paid to the unique circumstances of the changes in leadership, the transaction with Broadcom and the creation of a consumer-based company.

•

Recommendations of the CEO for other executive officers based upon his annual review of performance.

        The following table presents each NEO's annual base salary for FY20.

NEO	FY19 Annual Salary ($)	Change in Salary (%)	FY20 Annual Salary ($)

Continuing NEOs:
Vincent Pilette	NA	—	650,000
Matthew C. Brown(1)	330,000	—	330,000
Samir Kapuria	450,000	18	550,000
Bryan S. Ko(2)	NA	—	480,000

Transitioned NEOs:
Gregory S. Clark(3)	1,000,000	—	1,000,000
Richard S. Hill(4)	NA	—	1,000,000
Nicholas R. Noviello(5)	650,000	—	650,000
Amy L. Cappellanti-Wolf(6)	440,000	—	440,000
Arthur W. Gilliland(7)	700,000	—	700,000

(1)
In November 2019, Mr. Brown was appointed Interim CFO. In connection with this appointment, the Compensation Committee approved an additional cash award of $25,000 to Mr. Brown for each month he serves as interim CFO, to be paid once a permanent CFO is named. In July 2020, following the appointment of our permanent CFO, Mr. Brown returned to his role as the Company's Vice President of Finance and Chief Accounting Officer.

(2)
Mr. Ko was appointed Chief Legal Officer, Secretary and Head of Corporate Affairs in January 2020.

(3)
Mr. Clark resigned from his position as President and CEO in May 2019.

(4)
Mr. Hill served as interim President and CEO from May 2019 through November 2019.

(5)
Mr. Noviello ceased serving in his position as CFO in May 2019.

(6)
Ms. Cappellanti-Wolf ceased serving in her position as Senior Vice President and Chief Human Resources Officer in December 2019.

(7)
Mr. Gilliland ceased serving in his position as Executive Vice President and General Manager, Enterprise Security in November 2019.

        As presented in the table above, none of the Continuing NEOs received an increase in annual base salary other than for Mr. Kapuria in connection with his promotion. Except for Mr. Kapuria, each of our Continuing NEOs became an executive officer of the Company for the first time in FY20.

II. Executive Annual Incentive Plan

FY20 Annual Cash Incentive Awards

Philosophy	Target Amount Considerations	Award Design Considerations	Performance Conditions

•

Establish appropriate short-term performance measures that the Compensation Committee believes will drive our future growth and profitability.

•

Reward achievement of short-term performance measures.

•

Payout tied to Company performance consistent with FY20 financial plan.

•

Offer market competitive incentive opportunities.

• Factors used to determine target award amounts included: (i) relevant market and peer data; (ii) internal pay equity; and (iii) desired market position for each NEO.

•

Non-GAAP Operating Income and Non-GAAP Revenue were the financial metrics selected because we believe: (i) they strongly correlate with stockholder value creation, are transparent to investors and are calculated on the same basis as described in our quarterly earnings releases and supplemental materials, and balance growth and profitability, and (ii) our executive team can have a direct impact on these metrics through skillful management and oversight.

•

Metrics established based on a range of inputs, including short-term growth objectives for our products, external market economic conditions, the competitive environment, our internal budgets and market expectations.

•

Performance payout curves set to substantially drive increased revenue and operating income and in accordance with our FY20 financial plan.

•

CEO award payout is solely based on Company financial performance.

•

Non-GAAP Operating Income Metric (50%). Non-GAAP Operating Income is defined as GAAP operating income, adjusted, as applicable, to exclude, among other things, stock-based compensation expense, charges related to the amortization of intangible assets, restructuring, separation, transition and other related expenses and contract liabilities fair value adjustment, calculated under 2020 plan exchange rates

•

Non-GAAP Revenue Metric (50%). Non-GAAP Revenue is defined as GAAP revenue adjusted to exclude contract liabilities fair value adjustment calculated under 2020 plan exchange rates.

•

Individual performance assessment modifier (0-150%) except for CEO.

•

Employment through payout date.

•

See below for more information.

        Executive Annual Incentive Plan Target Opportunities: The following table presents each NEO's target incentive opportunity for FY20 under the FY20 Executive Annual Incentive Plan (the "FY20 EAIP") expressed as a percentage of base salary:

NEO	FY20 Individual Annual Incentive Target (%)	FY20 Target ($)

Continuing NEOs:
Vincent Pilette	100	650,000
Matthew C. Brown(1)	40	132,000
Samir Kapuria	100	550,000
Bryan S. Ko(2)	80	384,000

Transitioned NEOs:
Gregory S. Clark(3)	NA	NA
Richard S. Hill(4)	150	1,500,000
Nicholas R. Noviello(5)	100	650,000
Amy L. Cappellanti-Wolf(6)	70	308,000
Arthur W. Gilliland(7)	100	700,000

(1)
In November 2019, Mr. Brown was appointed Interim CFO. In July 2020, following the appointment of our permanent CFO, Mr. Brown returned to his role as the Company's Vice President of Finance and Chief Accounting Officer.

(2)
Mr. Ko was appointed Chief Legal Officer, Secretary and Head of Corporate Affairs in January 2020.

(3)
Mr. Clark resigned from his position as President and CEO in May 2019.

(4)
Mr. Hill served as interim President and CEO from May 2019 through November 2019.

(5)
Mr. Noviello ceased serving in from his position as CFO in May 2019.

(6)
Ms. Cappellanti-Wolf ceased serving in her position as Senior Vice President and Chief Human Resources Officer in December 2019.

(7)
Mr. Gilliland ceased serving in his position as Executive Vice President and General Manager, Enterprise Security in November 2019.

        FY20 EAIP Payout Formula: The determination of each NEO's payout amount under the FY20 EAIP is generally based on the following formula. The Compensation Committee has discretion to adjust individual awards downward as appropriate by up to 25% of the amount of the incentive award that would otherwise be earned.

        The payout curves for each of our metrics for FY20 are set forth in the table below. The non-GAAP operating income and non-GAAP revenue metrics are funded independently of each other and are weighted equally. Except for our CEO, the actual individual payouts could be further modified based on an individual performance factor generally in the range of 0% to 150% based on performance achievement against pre-established individual goals for FY20.

        Following the closing of the transaction with Broadcom, the complete divestiture of the Enterprise business and our transition to a pure-play consumer cyber safety company, the Compensation Committee revised the FY20 EAIP metric targets, recognizing that incentives for the first half of FY20 should be based on Symantec (prior to the transaction with

Broadcom) targets, with incentives for the second half of FY20 based on NortonLifeLock (post the transaction with Broadcom), consumer only business and targets, as set forth below:

Symantec (1H FY20)

	Non-GAAP Revenue Metric(1)		Non-GAAP Operating Margin Metric(1)

	Non-GAAP Revenue ($ millions)	Funding (%)	Non-GAAP Operating Margin (%)	Funding (%)	Individual Performance Modifier (%)	Total Payout as a Percentage of Target (%)
Threshold	$4,810	0%	30.4%	0%	NA	0%
Target	$4,905	100%	34.0%	100%	NA	100%
Maximum	$5,000	200%	36.0%	200%	NA	200%
Projected FY SYMC Performance	$4,953	150%	34.9%	144%	NA	147%

NortonLifeLock (2H FY20)

	Non-GAAP Revenue Metric(1)		Non-GAAP Operating Income Metric(1)

	Non-GAAP Revenue ($ millions)	Funding (%)	Non-GAAP Operating Income ($ millions)	Funding (%)	Individual Performance Modifier (%)	Total Payout as a Percentage of Target (%)
Threshold	$1,245	0%	$568	0%	NA	0%
Target	$1,270	100%	$635	100%	NA	100%
Maximum	$1,295	200%	$672	200%	NA	200%
2H Performance	$1,213	0%	$624	84%	NA	42%

(1)
Funding based on linear interpolation for performance between threshold and target and target and maximum performance.

        As described in the table below, our performance relative to these first- and second-half goals qualified participants for a 95% payout under the FY20 EAIP. See "FY20 EAIP Payout Results" below.

FY20 EAIP Summary Attainment:

	1H	2H	FY20

Revenue	150%	0%	75%
Operating Income / Margin	144%	84%	114%
Weighted	147%	42%	95%

Individual Performance Assessment

        Individual performance is evaluated, and taken into account when determining the FY20 EAIP payout for NEOs other than the CEO, and is based on both quantitative and qualitative results in the following key areas:

Individual Performance Assessment Components

•

Financial and operational goals for the executive's area of responsibility and the entire Company.

•

Leadership qualities as well as functional competencies and knowledge for the executive's area of responsibility.

• Development and management of the executive's team of employees.

        Provided the threshold performance levels for both Company performance metrics are achieved, the CEO evaluates the level of each NEO's individual performance against the pre-determined goals at fiscal year-end and makes a recommendation to the Compensation Committee.

        Unlike prior years, given the tremendous amount of uncertainty regarding the Company's transformation efforts and the amount of contributions continuing NEOs were expected to provide during the transformation and their individual performance to date, no individual performance factor was applied for FY20. Given the transformative and extraordinary activities of this year, it was determined that individual performance factor would be applied at 100% and although the actual performance of the FY20 EAIP performance achievement resulted in a 95% payout, at the executive team's request, the Compensation Committee adjusted the amount down to 85% to align with the payout of the Company's general employee Annual Incentive Plan.

FY20 EAIP Payout Results

FY20 EAIP Payout Results

	1H	2H	FY20

Revenue	150%	0%	75%
Operating Income / Margin	144%	84%	114%
Weighted	147%	42%	95%
Adjustment per Mgmt. Recommendation			(10)%
Funding			85%

FY20 EAIP NEO Payout Amounts

FY20 EAIP NEO Payout Amounts

NEO	Base Salary	Annual Incentive Target (%)	Company Performance Funding (%)	Individual Performance Factor (%)	Individual Payout Amount ($)

Continuing NEOs:
Vincent Pilette	650,000	100	85	NA	552,500
Matthew C. Brown	330,000	40	85	100	112,200
Samir Kapuria	550,000	100	85	100	439,167
Bryan S. Ko(1)	480,000	80	85	100	82,938

Transitioned NEOs:
Gregory S. Clark(2)	1,000,000	NA	NA	NA	0
Richard S. Hill(3)	1,000,000	150	NA	NA	1,076,712
Nicholas R. Noviello(4)	650,000	100	NA	NA	487,500
Amy L. Cappellanti-Wolf(5)	440,000	70	NA	100	199,867
Arthur W. Gilliland(6)	700,000	100	NA	NA	311,321

(1)
Mr. Ko was appointed Chief Legal Officer, Secretary and Head of Corporate Affairs in January 2020.

(2)
Mr. Clark resigned from his position as President and CEO in May 2019.

(3)
Mr. Hill's individual payout amount reflects the amount received pursuant to the Hill Transition Services Agreement (see above).

(4)
Mr. Noviello ceased serving in his position as CFO in May 2019. See Summary Compensation Table, below, for additional information regarding Mr. Noviello's payments.

(5)
Ms. Cappellanti-Wolf ceased serving in her position as Senior Vice President and Chief Human Resources Officer in December 2019, and accordingly under the FY20 EAIP and the Broadcom Retention Plan, was entitled to pro-rated payout.

(6)
Mr. Gilliland ceased serving his position as Executive Vice President and General Manager, Enterprise Security in November 2019, and accordingly under the FY20 EAIP and the Company's retention plan, was entitled to pro-rated payout.

III.    Equity Incentive Awards

        In FY20, we granted our NEOs (other than Messrs. Clark and Noviello who did not receive equity awards in FY20, Mr. Brown who was not an executive officer at the beginning of FY20 and Mr. Hill, who received RSUs and PSOs, as noted above) a mix of RSUs and PRUs ("FY20 RSUs" and "FY20 PRUs", respectively). In FY20, Mr. Kapuria, as a FY19 NEO, and Mr. Pilette, were granted a mix of PRUs and RSUs at 70% and 30%, respectively. All other executive officers, other than Messrs. Clark, Noviello, Brown and Hill, received a mix of PRUs and RSUs at 50% and 50%, respectively. Mr. Brown received only RSUs.

Equity Incentive Awards
Philosophy	Grant Mix	Award Amount Considerations	Award Design Considerations	Vesting Conditions

• Establish appropriate performance measures that the Compensation Committee believes will substantially drive our future growth and profitability.	• Equity awards are a mix of RSUs and PRUs.	• NEOs' responsibilities and anticipated future contributions.	• Long-term payouts should depend on NEOs' ability to drive financial performance, including share price appreciation.	• RSUs granted in FY20 are time-based and vest annually over three years: (30%/ 30% / 40%).
• Meaningful and appropriate incentives for achieving long-term financial goals that the Compensation Committee believes are important for our short- and long-term success.	• For Mr. Kapuria and Mr. Pilette, the mix was 70% PRUs and 30% RSUs.	• NEOs' past award amounts and amount of unvested equity held by each NEO.	• Metrics should align with long-term financial and operational goals a as well as correlate to our short-term strategy and the performance of our peers.	• FY20 revised PRU plan design is measured against relative TSR over a three-year period against the S&P 500 and will vest in full in May of 2022.
• Multi-year vesting and performance requirements that help align our NEOs' pay with the creation of long-term shareholder return.	• For our other NEOs, except Messrs. Clark, Noviello, Brown and Hill, the mix was 50% PRUs and 50% RSUs.	• Competitive market assessment, including practices of peers and similarly situated companies.	• Payout amounts should be designed to promote retention of valuable NEOs.
• Provide meaningful and appropriate incentives for achieving annual financial goals that the Compensation Committee believes are important for our short- and long-term success.	• Mr. Brown received 100% RSUs. • Messrs. Clark and Noviello did not receive FY20 equity awards.	• Gains recognizable by the NEO from equity awards made in prior years.
• Equity awards should attract and retain talent in a highly competitive market for talent.
• Reward NEOs for creating stockholder value over long term.

        Restricted Stock Units (RSUs): RSUs represent the right to receive one share of NortonLifeLock common stock for each vested RSU upon the settlement date, subject to continued employment through each vesting date.

NEO	FY20 RSU Award Amount (#)	Grant Date Fair Value ($)

Continuing NEOs:
Vincent Pilette(1)(2)	287,909	6,108,337
Matthew C. Brown	36,015	697,355
Samir Kapuria	81,317	1,568,542
Bryan S. Ko	68,043	1,802,459

Transitioned NEOs:
Gregory S. Clark	0	0
Richard S. Hill	51,611	1,023,886
Nicholas R. Noviello	0	0
Amy L. Cappellanti-Wolf(2)	66,900	1,289,792
Arthur W. Gilliland	0	0

(1)
Includes RSUs representing 81,698 shares granted in December 2019. Excludes 155,429 restricted shares granted to Mr. Pilette in June 2019. For further information regarding Mr. Pilette's grants and special treatment in connection with the transaction with Broadcom, see "Our May 2019 CFO Compensation for Fiscal 2020," "Our November 2019 New CEO Compensation for Fiscal 2020" and "Broadcom Special Retention Plan," above.

(2)
The unvested portion of these shares became subject to the Broadcom Retention Plan, as described above.

        Performance-based Restricted Stock Units (PRUs): At the time the FY20 PRUs were granted, they included three separate performance metrics (i) one-year non-GAAP earnings per share ("EPS"), (ii) one-year reported billings, and (iii) a three-year relative TSR metric. Following the closing of the transaction with Broadcom, our Compensation Committee determined that one-year non-GAAP EPS and one-year reported billings were no longer relevant given the smaller company size and focus; accordingly, our Compensation Committee revised the FY20 PRUs so that 100% would be eligible to be earned on the basis of relative TSR. The Committee retained relative TSR as a performance metric to promote stockholder alignment and to create an unambiguous link between the compensation of our NEOs and our long-term value creation given the payout is directly linked to the Company's long-term total shareholder appreciation relative to the S&P 500 Index, measured over a three-year performance period ending on the last day of FY22. The decision to use the S&P 500 Index as the relative TSR benchmark for the FY20 PRUs replacing the Nasdaq 100 Index used prior years was predicated by consideration of the broad-based nature of the index, the inclusion of the Company in the S&P 500 Index, and because the S&P 500 Index represents a robust, broad representation of the potential opportunity cost of investing in the Company from an investor's perspective.

FY20 PRU Performance Metrics Overview

Metric	Measurement Period	Metric Objectives	Vesting Conditions(1)

3-Year Total Shareholder Return vs. S&P 500	FY20 through the end of fiscal 2022.	Measure our longer-term performance against comparable companies and drive value creation.	Earned portion vests at end of FY22.

(1)
In addition to the vesting components, the Compensation Committee has broad negative discretion to reduce the amount of the award earned by up to 50% as it determines reasonable and appropriate.

FY20 PRU Design

        Achievement under the FY20 PRUs will not be certified by the Compensation Committee until the end of fiscal 2022. The following table presents threshold, target and maximum performance levels and payouts of the relative TSR metric:

	3-Year TSR Performance
	TSR Performance vs. S&P 500*	Funding (%)

Below Threshold	Below 25th percentile	0
Threshold	25th percentile	50
Target	50th percentile	100
Maximum	75th percentile	200

*
To the extent actual TSR performance falls between two discrete points in the chart above, linear interpolation will be used to determine funding.

        FY20 PRU Award Summary: The following table summarizes the number and grant date fair value of FY20 PRUs granted to each NEO, the number of shares underlying awards that were converted to RSUs or PRUs under the Broadcom Retention Plan and the number of shares that remain subject to PRUs under the FY20 PRU Plan.

FY20 PRUs Granted and Outstanding at FY20 End

NEO	Total FY20 PRUs Granted (#)	Total FY20 PRU Fair Value at Grant ($)	Total FY20 PRUs Converted to Broadcom Retention Plan PRUs at Broadcom Close (#)	Total FY20 PRUs Outstanding at FY20 End that Remain Subject to FY20 PRU Plan (#)

Continuing NEOs:
Vincent Pilette(1)	481,159	9,243,064	343,685	343,685
Matthew C. Brown(2)	0	0	0	0
Samir Kapuria	171,842	3,301,085	0	171,842
Bryan S. Ko	77,764	2,059,968	0	77,764

Transitioned NEOs:
Gregory S. Clark(2)	NA	NA	NA	NA
Richard S. Hill(2)	NA	NA	NA	NA
Nicholas R. Noviello(2)	NA	NA	NA	NA
Amy L. Cappellanti-Wolf(1)	61,370	1,178,956	61,370	61,370
Arthur W. Gilliland(3)	375,598	7,215,238	0	0

(1)
Mr. Pilette's and Ms. Cappellanti-Wolf's unvested FY20 PRUs were converted to RSUs or PRUs under the Broadcom Retention Plan. See "Broadcom Special Retention Plan," above for additional information.

(2)
Messrs. Brown, Clark, Hill and Noviello did not receive a FY20 PRU award.

(3)
Mr. Gilliland ceased serving in his position as Executive Vice President and General Manager, Enterprise Security and left the Company at the close of the transaction with Broadcom.

Additional Equity Awards Granted to Interim CEO and Current CEO

        In connection with his appointment as Interim President and CEO, Mr. Hill received a performance-based stock option to purchase 1,625,000 shares, with vesting based on the achievement of non-GAAP operating income margin and non-GAAP revenue goals over a 12-month period. In August 2019, we entered into a transition services agreement with Mr. Hill to address and provision for his transition from the Company following the successful closing of the transaction with Broadcom. For further information on Mr. Hill's compensation for his role as Interim President and CEO and the Hill Transition Services Agreement, please see the description under our Summary Compensation Table for Fiscal 2020 on page 64 and under — Potential Payments Upon Termination or Change-In-Control on page 69.

        Further, in connection with his appointment as our CFO, Mr. Pilette received a restricted share grant of 155,429 shares of our common stock, the vesting conditions of which were removed in connection with the announcement of the then proposed sale of the Enterprise business to Broadcom. After the successful closing of the transaction with Broadcom, in

November 2019 we promoted Mr. Pilette to be our CEO. In recognition for the additional responsibilities he would assume as CEO in managing and leading the timely reduction of stranded costs and the transformation of the company into a standalone consumer business, the Board granted Mr. Pilette a time-based RSU of 81,698 shares of our common stock, to vest in full by December 31, 2020.

        Additional information regarding these equity awards is disclosed in "FY20 Executive Compensation" above.

Previously Granted Long-Term Incentive Award Pay Outcomes

  FY18 PRU Achievement

        The Compensation Committee chose FY18 non-GAAP EPS (weighted at 50%) and 2- and 3-year relative TSR (each weighted at 25%) against the Nasdaq 100 Index as the applicable performance metrics for the FY18 PRUs. The Compensation Committee selected non-GAAP EPS because it believed this metric could be used to evaluate the execution of our short-term strategy. The one-year EPS metric was intended to be balanced by the 2- and 3-year relative TSR metrics, which required us to match or exceed median market results to achieve a payout at target or greater, and provided alignment with stockholders over a longer-term performance period. Relative TSR was calculated using a 60-trading day average stock price at the beginning and end of the applicable performance period plus the value of dividends paid in the respective period. The three-year performance period for the FY18 PRUs concluded on April 3, 2020 and the overall final payout achievement was 55.86%.

        Below is the summary of the FY18 non-GAAP EPS performance metric achievement level for the FY18 PRUs as of the end of FY18.

	FY18 Non-GAAP EPS Target	FY18 Non-GAAP EPS Actual(1)	Achievement as a Percentage of Target	Eligible Shares as a % of Target Shares at end of FY18 for the non-GAAP EPS Component

FY18 PRUs	$1.64 per share	$1.56 per share	95.20%	50.5% of the FY18 EPS shares (25.25% of the total FY18 PRUs) became eligible to be earned at the end of FY20.

(1)
We define non-GAAP EPS as non-GAAP net income, calculated in the manner consistent with the annual financial plan presented to and approved by our Board, divided by 675 million fully diluted shares. We calculate non-GAAP net income as GAAP profit before tax reflected in the Company's condensed consolidated statements of operations as adjusted for the following items: the impact from business combination accounting entries (such as deferred revenue fair value adjustments, and inventory fair value adjustments), stock-based compensation expense, restructuring, separation, transition and other related charges, integration and acquisition expenses, charges related to the amortization of intangible assets and acquired product rights, impairments of assets, income or loss from discontinued operations, non-cash interest expense and amortization of debt issuance costs and certain other items that are not included in the Company's non-GAAP results, further adjusted to reflect the Company's expected ongoing core tax rate, all calculated based on the applicable fiscal year plan level exchange rates.

        Below is the summary of FY18 2-Year relative TSR performance metric achievement level for the FY18 PRUs as of the end of FY19.

	2-Year Relative TSR Threshold/ Target/Maximum vs. Nasdaq 100	2-Year Relative TSR Actual vs. Nasdaq 100	2-Year Achievement as a Percentage of Target	Eligible Shares as a % of Target Shares at end of FY19 for the 2-Year TSR Component(1)

FY18 PRUs	25th Percentile/ 50th Percentile/ 75th Percentile(1)(2)	8th Percentile	0% because below threshold goal	0

(1)
Under the FY18 PRU plan, any unearned shares below the target level for the 2-Year Relative TSR performance metric were to be added to the shares to be earned under the FY18 3-Year Relative TSR performance metric. See below.

(2)
To the extent actual TSR performance falls between two discrete points in the chart above, linear interpolation will be used to determine funding.

        Below is the summary of FY18 3-Year relative TSR performance metric achievement level for the FY18 PRUs as of the end of FY20. Under the terms of the FY18 PRUs, if the 2-Year TSR performance was below target, any unearned shares below the target level were to be added to the shares eligible to be earned under the FY18 3-Year relative TSR performance metric. Accordingly, since none of the FY18 2-Year TSR shares were earned at the end of FY19 because target levels were not met, all of the FY18 2-Year TSR shares were added to the eligible FY18 3-Year TSR shares to become eligible shares. As a result, a final payout achievement of 61.22% was applied to the shares subject to the 2-year and 3-year relative TSR performance metrics.

	3-Year Relative TSR Threshold/ Target/Maximum vs. Nasdaq 100	3-Year Relative TSR Actual vs. Nasdaq 100	3-Year Achievement as a Percentage of Target	2- and 3-Year Achievement as a Percentage of Target(1)	Eligible Shares as a % of Target Shares at end of FY20 for the 3-Year TSR Component(1)

FY18 PRUs	25th Percentile/ 50th Percentile/ 75th Percentile(1)(2)	31st Percentile	61.22%	61.22%	61.22% of the FY18 3-year relative TSR shares (15.30% of the total FY18 PRUs) became eligible to be earned at the end of FY20.

(1)
Under the FY18 PRU plan, any unearned shares below the target level for the 2-Year Relative TSR performance metric were added to the shares to be earned under the FY18 3-Year Relative TSR performance metric.

(2)
To the extent actual TSR performance falls between two discrete points in the chart above, linear interpolation will be used to determine funding.

FY19 PRUs

        The Compensation Committee chose (1) FY19 non-GAAP Free Cash Flow ("FCF"); (2) FY19 non-GAAP EPS; and (3) three-year relative TSR at the end of fiscal 2021 as measured against the Nasdaq 100 as the applicable performance metrics for the FY19 PRUs. FCF, a non-GAAP financial measure, is defined as cash from operating activities less capital expenditures, as reported in the Company's audited financial statements. Similar to FY18, the Compensation Committee selected EPS to drive increased profit per share and believed adding FCF as an additional metric would align with the Company's priorities to generate strong free cash flow growth. In addition to the 1-year EPS and FCF metrics, 3-year relative

TSR was chosen as a supplement to drive value-building behaviors and stock price appreciation. No FY19 PRUs were earned in FY20, although a portion vested at the end of FY20.

FY19 PRUs Granted, Earned and Vested

NEO(1)	Total FY19 PRUs Granted (#)	Total FY19 PRU Fair Value at Grant ($)	Total FY19 FCF PRUs Earned (#)	Total FY19 EPS PRUs Earned (#)	Total 3-Year TSR PRUs Earned (#)	Total FY19 PRUs Earned	Total FY19 PRUs vested

Nicholas R. Noviello(2)	222,636	4,825,264	40,608	22,530	0	63,138	63,138
Amy L. Cappellanti-Wolf(3)	78,620	1,668,841	23,899	13,258	0	37,157	22,297
Samir Kapuria(3)	238,242	5,057,084	72,424	40,182	0	112,606	67,566

(1)
Only includes NEOs who were granted an FY19 equity award.

(2)
Pursuant to the terms of Mr. Noviello's Transition Services Agreement, he was entitled to vesting and settlement of a portion of his FY19 PRUs, subject to the satisfaction of the applicable performance metrics, without having to satisfy any service requirement.

(3)
Mr. Kapuria and Ms. Cappellanti-Wolf were not NEOs in FY18. Non-NEOs' awards vested as to 60% of the FCF and EPS component at the end of FY19, and as to 40% of the FCF and EPS component at the end of FY20, subject to providing service through such vesting date. For Ms. Cappellanti-Wolf, the unvested portion of the FY19 PRUs were modified under the Broadcom Retention Plan, as described above.

IV.   Benefits

FY20 Benefits

Benefit	Philosophy/Rationale

401(k) plan and matching contributions, health and dental coverage, life insurance, disability insurance, paid time off, and paid holidays.	•	Provide our NEOs with competitive broad-based employee benefits on the same terms as are available to all employees generally.
Nonqualified deferred compensation plan.	•
Provide a standard package of benefits necessary to attract and retain executives. None of our named executive officers participated in this plan during FY20. The plan is described further under "Non-Qualified Deferred Compensation in Fiscal 2020," on page 69.
Reimbursement for up to $10,000 for financial planning services.	•	Provide financial planning assistance given the complexity of executive officer compensation and financial arrangements to allow executives to concentrate on responsibilities and our future success.
Car service for our former CEO (cancelled for current CEO).	•
Helped to ensure the security of our former CEO, provided a more efficient means of transportation and allowed him to concentrate on his responsibilities and our future success. Our current CEO does not use a car service.
Aircraft lease agreement with our former CEO for Company use of his aircraft.	•
Helped to ensure the security of our former CEO, provided a more efficient means of transportation and allowed him to concentrate on his responsibilities and our future success. We do not maintain an aircraft lease arrangement with our current CEO.

V.    Severance and Change in Control Benefits

        The following table provides information regarding the severance arrangements that we have or had with certain of our NEOs:

FY20 Severance and Corporate Transaction Protections

Philosophy	Considerations	Terms

•

Attract and Retain Executives

Intended to ease an NEO's transition due to an unexpected employment termination or retain an NEO through a significant corporate transaction.

•

Align Interests with Stockholders

Mitigate any potential employer liability and avoid future disputes or litigation; retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering or implementing strategic alternatives.

•

The employment of our NEOs is "at will," meaning we can terminate them at any time and they can terminate their employment with us at any time.

•

Severance arrangements should be designed to: (i) provide reasonable compensation to executive officers who leave our Company under certain circumstances to facilitate their transition to new employment and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

•

"Double-trigger" provisions promote morale and productivity, and encourage executive retention in the event of a corporate transaction.

•

Transition or retention arrangements should be designed to: (i) retain and incentivize executive officers until a successor is found; (ii) ensure a smooth transition; (iii) be commensurate with the amount of services that need to be provided; and (iv) reward executive officers for a successful transition.

•

Executive Severance Plan Provides for cash severance and other benefits where the individual's employment is terminated without cause outside of the change in control context, contingent on execution of an acceptable release.

•

Executive Retention Plan Provides for double trigger acceleration of vesting of equity awards and cash severance benefits where the individual's employment is terminated without cause, or is constructively terminated, within 12 months after a change in control, contingent on execution of an acceptable release; no "golden parachute" excise tax gross-ups.

•

Broadcom Retention Plan and Transition Arrangements with Mr. Hill and Mr. Kapuria

Provides for certain vesting and cash payments in the event the individual is employed through a transition period or experiences a qualifying termination before the end of a transition period.

        Details of each individual NEO's severance arrangements, including estimates of amounts payable in specified circumstances in effect as of the end of FY20, are disclosed in "FY20 Executive Compensation," above and under "Potential Payments Upon Termination or Change-in-Control," below.

KEY COMPENSATION AND GOVERNANCE POLICIES

Policy	Considerations	Material Features

Stock Ownership Guidelines	• Promote stock ownership in the Company. • More closely align the interests of our executive officers with those of our stockholders.

•

6x base salary for CEO.

•

CFO and President, 3x base salary.

•

Executive Vice Presidents, 2x base salary.

•

4 years from executive officer designation to comply.

•

During 4-year transition period, must retain at least 50% of net-settled equity award shares until ownership requirement is met.

•

Includes shares owned outright, excludes stock options and unvested RSUs and PRUs.

•

As of July 1, 2020, all continuing NEOs have reached ownership requirements or have remaining time to do so.

Anti-Hedging Policies

•

Permitting hedging is viewed as a poor pay program practice, as it insulates executives from stock price movement and reduces alignment with stockholders.

•

This policy was established in part to avoid potential or apparent conflict of interests resulting from bets against or hedges regarding our performance.

•

With limited exceptions for pre-existing arrangements, all directors and employees, including executive officers, are prohibited from short-selling Company stock or engaging in transactions involving Company-based derivative securities.

•

"Derivative Securities" are options, warrants, convertible securities, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as Company stock.

•

This prohibition includes, but is not limited to, trading in Company-based option contracts or engaging in other hedging transactions (for example, buying and/or writing puts and calls, equity swaps, collars, exchange funds, transacting in straddles and the like).

•

Holding and exercising options or other derivative securities granted under the Company's stock option or equity incentive plans is not prohibited by this policy.

•

Waivers may be granted with respect to arrangements that were in existence before becoming a director or employee

Anti-Pledging Policies	• Pledging raises potential risks to stockholder value, particularly if the pledge is significant.	• Covered persons are prohibited from holding company securities in a margin account or pledging Company securities as collateral for a loan.
Insider Trading Policy	• Prohibit corporate insiders from taking advantage of material non-public information.

•

Prohibits the purchase or sale of securities while in possession of material non-public information.

•

CEO, President and CFO must conduct any open market sales of our securities only through use of Rule 10b5-1 stock trading plans.

Clawback Policy	• Permit us to recoup performance-based cash and equity awards when such awards were not properly earned or when executives have engaged in inappropriate actions

•

Applies to all executive officers.

•

Allows recoupment of performance-based cash and equity awards if (i) we are required to restate our financial statements due to fraud or intentional misconduct or (ii) an executive officer violates certain Company policies, including the Company's code of conduct.

GENERAL APPROACH TO DETERMINING COMPENSATION

        We are committed to return to our prior pay philosophy and practices described below.

Our compensation philosophy

Drive Business Success	Pay for Performance
Our executive compensation program is designed to drive our success as a market leader in cybersecurity.
We believe that executive compensation should be tied to our short- and our long-term performance, although we aim to closely align the majority of our executive officers' overall target total compensation via long-term performance-based incentives. Our focus is to reward for both outstanding company and individual performance, team success, and quantitative results that drive our short- and long-term company objectives.
Attract and Retain	Balancing and Aligning Interests with Stockholders
We focus on corporate and individual performance objectives and aim to attract and retain high performing and talented executive officers while maximizing long-term stockholder value.
Equity awards with multi-year vesting and performance requirements help align our executive officers' pay with the creation of long-term shareholder return. In addition, we are sensitive to how equity investments will impact our cost structure and stockholder dilution.

Compensation Committee Decision Process

        The Compensation Committee oversees the compensation of our NEOs and our executive compensation program and initiatives. The Compensation Committee typically reviews executive officer compensation, including base salary, short-term incentives and long-term incentives in the first half of each fiscal year. This is timed to align to the fiscal year start and to enable evaluation and incorporation of competitive market compensation levels and practices based on the most recently completed year. In connection with this review, the Compensation Committee carefully considers any feedback or input it may receive from our CEO and from other sources when evaluating the performance of each executive officer. The committee then sets each executive officer's target total direct compensation for the (current) year as an outcome of this review and the other factors described below.

        The Compensation Committee has based most, if not all, of its prior compensation determinations, including those made for FY20, on a variety of factors, including:

  •
  A focus on pay-for-performance

  •
  A total rewards approach

  •
  An appropriate pay mix

  •
  Appropriate market positioning

  •
  Avoidance of compensation arrangements that encourage excessive or inappropriate risk taking by our executive officers

  •
  In the case of equity awards, burn rate and dilution

  •
  Company performance and individual performance

  •
  The Company's financial condition and available resources

  •
  The accounting and cash flow implications of various forms of executive compensation

  •
  Our need for a particular position to be filled

  •
  The recommendations of our CEO (other than with respect to his own compensation)

        As discussed under "Role and Independence of Compensation Consultant" below, for FY20, the Compensation Committee engaged a compensation consultant and once again conducted a formal benchmarking review. In establishing compensation for our executive officers other than our CEO, the Compensation Committee gives weight to the recommendations of our CEO, but final decisions about the compensation of our NEOs are made by our Compensation Committee.

        From time to time, special business conditions may warrant additional compensation, such as sign-on bonuses, or equity awards in connection with promotions, in recognition of significant accomplishments, or to attract, retain or incent our executive officers. In these situations, the Compensation Committee considers and weighs our business need with the potential costs and benefits of special rewards.

Role and Independence of Compensation Consultant

        The Compensation Committee retains an independent compensation consultant to help understand competitive compensation levels and incentive designs. The independent compensation consultant is solely hired by, and reports directly to, the Compensation Committee. The Compensation Committee has sole authority to retain and terminate the independent compensation consultant. At the Compensation Committee's discretion, the independent compensation consultant:

  •
  attends Compensation Committee meetings;

  •
  assists the Compensation Committee in determining peer companies and evaluating compensation proposals;

  •
  assists with the design of incentive compensation programs; and

  •
  conducts compensation-related research.

In addition, at the Compensation Committee's direction, Compensia works with our Head of People and Culture and other members of management to obtain information necessary for Compensia to make their own recommendations as to various matters as well as to evaluate management's recommendations.

        We paid Compensia approximately $300,000 for executive compensation services in FY20. We also reimbursed Compensia and its affiliates for reasonable travel and business expenses. The Compensation Committee has determined that the work resulting from Compensia's engagement did not raise any conflicts of interest.

Competitive Market Assessments

        Market competitiveness is one factor that the Compensation Committee considers each year in determining a NEO's overall compensation package, including pay mix. The Compensation Committee relies on various data sources to evaluate the market competitiveness of each pay element. These sources include publicly-disclosed data from a peer group of companies and published survey data from both the peer group companies and a broader set of information technology companies that the Compensation Committee believes represent our competition in the broader talent market, based on the advice of Compensia, the external compensation consulting firm engaged by the Compensation Committee during FY20. The proxy statements of peer group companies provide detailed pay data for the highest-paid executives. Survey data, which we obtain from the Radford Global Technology Survey, provides compensation information on a broader group of executives, with positions matched based on specific job scope and responsibilities. The Compensation Committee considers data from these sources as a framework for making compensation decisions for each NEO's position.

        The Compensation Committee reviews our peer group on an annual basis, with input from its compensation consultant, and the group may be adjusted from time to time based on, among other factors, a comparison of revenues, market capitalization, industry, business model, peer group performance, merger and acquisition activity and stockholder input.

        Toward the end of FY19, the Compensation Committee reviewed our peer group for FY20 and made certain changes to our FY19 peer group based on the following criteria:

  •
  Focus on software development, or software and engineering-driven companies

  •
  Are generally comparable in terms of size (~0.3x — 2.0x revenue, greater variability in market capitalization)

  •
  Are generally comparable in terms of complexity and global reach

  •
  Compete with us for talent

        The Compensation Committee selected the following companies as our initial FY20 peer group, which was used to set the FY20 executive compensation prior to the transaction with Broadcom:

FY20 Symantec Peer Group (Prior to the transaction with Broadcom)

Akamai Technologies Inc.	F5 Networks Inc.*	Proofpoint Inc.*
Autodesk, Inc.	FireEye, Inc.	Red Hat Inc.
CA, Inc.	Fortinet, Inc.*	ServiceNow, Inc.*
Cadence Design Systems Inc.*	Intuit Inc.	Splunk Inc.*
Citrix Systems, Inc.	Juniper Networks Inc.*	Synopsys, Inc.
eBay Inc.	NetApp, Inc.*	VMware, Inc.
Electronic Arts Inc.	Palo Alto Networks Inc.

*
Newly added for FY20.

        Activision Blizzard, Adobe, PayPal Holdings and salesforce.com were removed from our FY20 peer group to better align our peer group with the then appropriate Company revenue and market capitalization size (prior to the transaction with Broadcom).

        In connection with the closing of the transaction with Broadcom, the Compensation Committee reevaluated our FY20 peer group in November 2019 and made certain changes to better align our peers with our smaller, consumer focused, company. The following criteria were used to determine which companies should be included in our revised peer group:

  •
  Business with software development focus including security related businesses where possible;

  •
  Similar breadth, complexity and global reach as us; and

  •
  Annual revenue ~0.5x to 2.0x as a starting point but including companies based on an assessment of overlapping geography, engineering focus and executive talent competition.

        Following the closing of the transaction with Broadcom, the Compensation Committee selected the following companies as our revised peer group in November 2019:

FY20 Revised NortonLifeLock Peer Group (After the closing of the transaction with Broadcom)

Akamai Technologies Inc.	GoDaddy Inc.*	Teradata Corp.*
Citrix Systems, Inc.	j2 Global, Inc.*	TransUnion Corp.*
Dropbox, Inc.*	LogMein, Inc.*	Verint Systems Inc.*
Equifax Inc.*	Juniper Networks Inc.
F5 Networks Inc.	NetApp, Inc.
Fair Isaac Corp.*	PTC Inc.*
Fortinet, Inc.	Splunk Inc.

*
Newly added in November 2019 following the transaction with Broadcom.

        Autodesk, Inc., CA, Inc., Cadence Design Systems Inc., eBay Inc., Electronic Arts Inc., FireEye, Inc., Intuit Inc., Palo Alto Networks Inc., Proofpoint Inc., Red Hat, Inc., ServiceNow, Inc., Synopsys, Inc. and VMware, Inc. were removed from our pre- Broadcom transaction FY20 peer group to better align our peer group with our smaller company's market capitalization and consumer-only focus.

Compensation Risk Assessment

        The Compensation Committee, in consultation with Compensia, has conducted its annual risk analysis of NortonLifeLock's compensation policies and practices, and does not believe that our compensation programs encourage excessive or inappropriate risk taking by our executives or are reasonably likely to have a material adverse effect on NortonLifeLock.

        We believe that the design and objectives of our executive compensation program provide an appropriate balance of incentives for our NEOs, thereby discouraging them from taking inappropriate risks. Among other things, our executive compensation program includes the following design features:

  •
  A balanced mix of cash and equity; as well as appropriately balanced fixed (base salary) and variable compensation (cash incentives and equity-based awards);

  •
  A mix of short-term and long-term incentives, with short-term incentives currently representing a significantly lower proportion of the total mix;

  •
  Cash and equity incentives solely based on achieving Company performance objectives and subject to our "claw-back" right under certain circumstances;

  •
  Caps on annual cash incentive and PRU payouts;

  •
  Stock ownership guidelines which align the interests of our executive officers with those of our stockholders; and

  •
  General alignment with prevalent low-risk pay practices.

Burn Rate and Dilution

        We closely manage how we use our equity to compensate employees. We think of "gross burn rate" as the total number of shares granted under all of our equity incentive plans during a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage. We think of "net burn rate" as the total number of shares granted under all of our equity incentive plans during a period, minus the total number of shares returned to such plans through awards cancelled during that period, divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage. "Overhang" we think of as the total number of shares underlying options and awards outstanding plus shares available for issuance under all of our equity incentive plans at the end of a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage. The Compensation Committee determines the percentage of equity to be made available for our equity programs with reference to the companies in our peer group. For fiscal 2020, our gross burn rate was 2.47%, our net burn rate was 0.52% and our overhang was 5.40%.

Tax and Accounting Considerations

        Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.

        Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. GAAP), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution to our stockholders, we closely monitor the number, share amounts and the fair values of the equity awards that are granted each year.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during FY20 were Sue Barsamian, Frank Dangeard, Nora Denzel, Peter Feld, David L. Mahoney and Daniel H. Schulman. None of the members of the Compensation Committee in FY20 were at any time during FY20 or at any other time an officer or employee of NortonLifeLock or any of its subsidiaries, and none had or have any relationships with NortonLifeLock that are required to be disclosed under Item 404 of Regulation S-K. None of NortonLifeLock's executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation Committee during FY20.

Compensation Committee Report

        The information contained in the following report is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by NortonLifeLock under the Exchange Act or the Securities Act of 1933 unless and only to the extent that NortonLifeLock specifically incorporates it by reference.

        The Compensation Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended April 3, 2020.

  By: The Compensation and Leadership Development Committee of the Board:
  Peter A. Feld (Chair)
  Sue Barsamian
  Nora Denzel

Summary of Compensation

        The following table shows for the fiscal year ended April 3, 2020, compensation awarded to or paid to, or earned by our current CEO, our current CAO who served as interim CFO in FY20 and the two remaining executive officers who were serving as executive officers (other than as our CEO or CFO) at the end of FY20 and five former executive officers, two of whom would have been among our most highly compensated executive officers had they remained an executive officer through the end of the fiscal year, two of whom served as our CEO in FY20 and one of whom served as our CFO in FY20.

Summary Compensation Table for Fiscal 2020

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Continuing NEOs:
Vincent Pilette(4)	2020	568,750	—	19,446,262	—	552,500	28,979	20,596,491
CEO
Matthew C. Brown(5)	2020	330,000	—	565,907	—	112,200	189,617	1,197,724
Former Interim CFO and Current CAO
Samir Kapuria(6)	2020	516,667	—	5,685,892	—	439,167	90,643	6,732,369
President	2019	443,864	—	10,311,650	—	—	220,667	10,976,180
Bryan S. Ko(7)	2020	123,333	1,000,000	4,490,760	—	82,938	4,241	5,701,272
Chief Legal Officer, Secretary and Head of Corporate Affairs
Transitioned NEOs:
Gregory S. Clark(8)(a)	2020	132,925	—	—	—	—	180,816	313,741
Former President and CEO	2019	1,000,000	—	—	—	—	1,921,039	2,921,038
	2018	1,000,000	—	15,982,645	—	—	364,936	17,347,581
Richard S. Hill(9)(b)	2020	557,780	—	1,023,885	7,735,000	1,076,712	392,575	10,785,952
Former Interim President and CEO
Nicholas R. Noviello(10)(c)	2020	114,767	2,145,417	2,092,780	—	487,500	779,442	5,619,907
Former Executive Vice President and CFO	2019	650,000	1,000,000	10,706,470	—	—	943,325	13,229,795
	2018	650,000	—	7,458,549	—	—	47,606	8,156,155
Amy L. Cappellanti-Wolf(11)(d)	2020	385,000	—	4,152,283	—	199,867	2,640,359	7,377,509
Former Senior Vice President and CHRO	2019	440,000	—	3,462,911	—	—	558,163	4,461,075
Arthur W. Gilliland(12)(e)	2020	413,636	—	7,654,685	—	311,321	20,209	8,399,851
Former EVP and GM, Enterprise Security
Business

(a)
Mr. Clark resigned from his role as President and CEO in May 2019.

(b)
Mr. Hill served as our Interim President and CEO from May 2019 until November 2019.

(c)
Mr. Noviello ceased serving from his position as CFO in May 2019.

(d)
Ms. Cappellanti-Wolf ceased serving from her position as Senior Vice President and Chief Human Resources Officer in December 2019.

(e)
Mr. Gilliland ceased serving from his position as Executive Vice President and General Manager, Enterprise Security in November 2019.

(1)
The amounts shown in this column reflect the aggregate grant date fair value of RSUs, RSAs and PRUs and the incremental fair value as of the modification dates for certain modified awards identified in footnotes below, calculated in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. The grant date fair value of each award was determined based on the fair value of our common stock on the grant date except that the fair value of each PRU that contains a market condition was estimated using the Monte Carlo simulation model. For a discussion of the valuation methodology and the metrics used for the FY20 PRUs and RSU, see "Equity Incentive Awards" under "Analysis of Compensation Components" in the Compensation Discussion and Analysis Section, above. For details of the awards granted in FY20, see the table "Grants of Plan-Based Awards," below. See "Previously Granted Long-Term Incentive Award Pay Outcomes," in the CD&A section, above, for descriptions of the FY19 and FY18 equity awards.

The table below sets forth the grant date fair value (prior to any applicable modifications) determined in accordance with ASC Topic 718 principles for the performance-related components of these awards. Also set forth below are the grant date fair values pertaining to the market-related component or the TSR adjustment, determined upon the grant dates for FY20, and which are not subject to probable or maximum outcome assumptions. Additional details of assumptions used in the valuations of the awards are included in Note 15 of our FY20 Annual Report on Form 10-K.

Name	Maximum Outcome of Performance Conditions Fair Value ($)	Market-Related Component Fair Value ($)
Vincent Pilette	9,243,084	5,184,477
Samir Kapuria	3,301,123	1,851,576
Bryan S. Ko	—	2,688,301
Amy L. Cappellanti-Wolf.	1,178,956	661,283
Arthur W. Gilliland	7,215,276	4,047,047
(2)
Represents the executive officer's annual bonus under the FY20 Executive Annual Incentive Plan, which was earned in FY20 and paid the earlier of the executive's termination date, if applicable, or in FY21.

(3)
The FY20 amounts are comprised of the following:

Name	Dividend Equivalent on Stock Awards ($)	Life & Disability Insurance Premiums ($)	Tax Planning Services ($)	401(k) Employer Match ($)	Company- Sponsored Events ($)	Patent Award ($)	Car, Driver & Personal Use of Aircraft ($)	Stipend ($)	Severance ($)	Fitness Subsidy ($)	Total ($)
Vincent Pilette	23,314	1,875	3,790	—	—	—	—	—	—	—	28,979
Matthew C. Brown	181,329	2,177	—	6,111	—	—	—	—	—	—	189,617
Samir Kapuria	61,275	1,770	3,500	6,875	9,023	8,200	—	—	—	—	90,643
Bryan S. Ko	—	1,841	—	2,400	—	—	—	—	—	—	4,241
Gregory S. Clark	144,394	—	—	—	—	—	36,422	—	—	—	180,816
Richard S. Hill	2,718	6,671	103,186	—	—	—	—	280,000	—	—	392,575
Nicholas R. Noviello	105,295	715	8,120	312	—	—	—	—	665,000	—	779,442
Amy L. Cappellanti-Wolf.	1,834,524	4,461	22,937	4,075	11,056	—	—	—	763,000	306	2,640,359
Arthur W. Gilliland	—	2,044	18,165	—	—	—	—	—	—	—	20,209
(4)
For additional information regarding Mr. Pilette's compensation, including information regarding the Broadcom Retention Plan, see CD&A sections "Our May 2019 CFO Compensation for Fiscal 2020," "Our November 2019 New CEO Compensation for Fiscal 2020," "Broadcom Special Retention Plan," and the "Analysis of Compensation Components" section of "Additional Equity Awards Granted to interim CEO and Current CEO," above.

On November 4, 2019, Mr. Pilette's stock awards were modified in connection with the Broadcom Retention Plan, resulting in the incremental fair value of $546,117, calculated in accordance with FASB ASC Topic 718.

(5)
For additional information regarding Mr. Brown's compensation see the CD&A section "Our November 2019 Interim CFO Compensation for Fiscal 2020".

(6)
Mr. Kapuria's base salary increased in FY20 from $450,000 to $550,000 in connection with his promotion to President.

On February 3, 2020, PRUs granted to Mr. Kapuria previously in FY20 that were based on the Company's earnings per share metric and reported billings metric were modified to be based on the 3-year TSR. The modification resulted in the incremental fair value of $768,993, calculated in accordance with FASB ASC Topic 718.

Pursuant to the severance benefit agreement we entered into with Mr. Kapuria in December 2019, and amended in May 2020, on or prior to December 31, 2020 pursuant to a qualifying termination, 50% of Mr. Kapuria's unvested equity on his termination date will vest and the remaining 50% will be eligible to vest after December 31, 2020 if the average closing price of the Company's common stock reaches predetermined levels based 50% on each of (a) a 20 consecutive business day measurement from August 20, 2019 through December 31, 2020 and (b) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020. For additional information regarding Mr. Kapuria's severance benefit arrangement, please see the CD&A section "Our President's Special Severance Arrangement".

(7)
Mr. Ko joined the Company in December 2019 and received a hiring bonus of $1,000,000.

(8)
Mr. Clark did not receive a FY19 or FY20 equity award as part of his regular executive compensation package.

(9)
Mr. Hill served as an independent member of the Company's board of directors from March 30, 2019 to May 9, 2019 and received, pursuant to the Company's Board of Directors Compensation Policy, a pro-rata portion of the FY20 annual grant of RSUs for independent directors of the Board. Mr. Hill was awarded 1,560 shares at a per share fair value of $19.47 per share and an aggregate grant date fair value of $30,373. Mr. Hill also elected to receive his pro-rated annual cash retainer in the form of our common stock. Accordingly, pursuant to the terms of the 2000 Director Equity Incentive Plan, Mr. Hill received 283 shares at a per-share fair value of $19.47 and an aggregate grant date fair value of $5,510. Mr. Hill also received $2,243 in cash for committee fees and fractional shares, which is reflected in the "Salary" column. On May 9, 2019, Mr. Hill became our interim President and CEO and received additional employee compensation in the form of cash and stock awards fully described in the CD&A section "Our Interim CEO Compensation for Fiscal 2020" and "Additional Equity Awards Granted to Interim CEO and Current CEO".

(10)
Mr. Noviello's January 2019 transition services agreement provided for a total of $2,145,417 and $1,000,000 in bonuses in FY20 and FY19, respectively, and stock award modifications resulting in incremental fair value, as calculated in accordance with FASB ASC Topic 718. The stock award amounts in FY20 include the incremental fair value of $632,040, $605,490, and $855,250 as a result of modifications of Mr. Noviello's stock awards granted in FY19, FY18, and FY17, respectively. The stock award amounts in FY19 include the incremental fair value of $3,119,872 and $654,548 as a result of modifications of his stock awards granted in FY19 and FY18, respectively.

(11)
On November 4, 2019, Ms. Cappellanti-Wolf's stock awards were modified in connection with the Broadcom Retention Plan. The stock award amounts in fiscal 2020 include the incremental fair value of $317,302, $1,154,601, and $251,645 as a result of modifications of Ms. Cappellanti-Wolf's stock awards granted in FY20, FY19, and FY18, respectively, calculated in accordance with FASB ASC Topic 718.

(12)
Mr. Gilliland ceased serving as an employee with the Company effective November 4, 2019.

        The following table shows for the fiscal year ended April 3, 2020, certain information regarding grants of plan-based awards to our named executive officers from our incentive plans:

Grants of Plan-Based Awards in Fiscal 2020

														Grant Date Fair Value of Stock and Option Awards(4) ($)
										All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
													Exercise or Base Price of Option Awards ($/Sh)
Name	Award Type	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Continuing NEOs:
Vincent Pilette	FY20 EAIP	N/A	—	650,000	1,300,000	—	—		—	—		—	—	—
	RSU	12/10/2019	—	—	—	—	—		—	81,698	(5)	—	—	2,147,023
	PRU	6/10/2019	—	—	—	240,580	481,159	(6)	962,318	—		—	—	9,806,019
	RSU	6/10/2019	—	—	—	—	—		—	206,211	(7)	—	—	3,961,313
	RSA	6/10/2019	—	—	—	—	—		—	155,429	(8)	—	—	2,985,791
	Modified PRU	11/4/2019	—	—	—	171,843	343,685	(9)	515,528	—		—	—	273,058
	Modified RSU	11/4/2019	—	—	—	—	—		—	343,685	(10)	—	—	273,058
Matthew C. Brown	FY20 EAIP	N/A	—	132,000	264,000	—	—		—	—		—	—	—
	RSU	6/10/2019	—	—	—	—	—		—	29,459	(11)	—	—	565,907
Samir Kapuria	FY20 EAIP	N/A	—	550,000	1,100,000	—	—		—	—		—	—	—
	PRU	6/10/2019	—	—	—	85,921	171,842	(6)	343,684	—		—	—	3,502,140
	RSU	6/10/2019	—	—	—	—	—		—	73,647	(11)	—	—	1,414,759
	Modified PRU	2/3/2020	—	—	—	85,921	171,842	(12)	343,684	—		—	—	768,993
Bryan S. Ko	FY20 EAIP	N/A	—	384,000	768,000	—	—		—	—		—	—	—
	PRU	1/10/2020	—	—	—	38,882	77,764	(13)	155,528	—		—	—	2,688,301
	RSU	1/10/2020	—	—	—	—	—		—	68,043	(14)	—	—	1,802,459
Transitioned NEOs:
Gregory S. Clark.	—	—	—	—	—	—	—		—	—		—	—	—
Richard S. Hill	FY20 EAIP	N/A	—	1,500,000	3,000,000	—	—		—	—		—	—	—
	RSU	5/24/2019	—	—	—	—	—		—	50,051	(15)	—	—	993,512
	PSO	5/24/2019	—	—	—	—	1,623,599	(16)	3,247,198			—	7.85	7,735,000
	RSU	5/14/2019	—	—	—	—	—		—	1,560	(17)	—	—	30,373
Nicholas R. Noviello	FY20 EAIP	N/A	—	650,000	1,300,000	—	—		—	—		—	—	—
	PRU	5/24/2019	—	—	—	—	—		—	184,588	(18)	—	—	2,092,780
Amy L. Cappellanti-Wolf.	FY20 EAIP	N/A	—	308,000	616,000	—	—		—	—		—	—	—
	PRU	6/10/2019	—	—	—	30,686	61,372	(6)	122,744	—		—	—	1,250,761
	RSU	6/10/2019	—	—	—	—	—		—	61,373	(7)	—	—	1,178,975
	Modified PRU	11/4/2019	—	—	—	30,685	61,370	(9)	122,740	—		—	—	281,358
	Modified RSU	11/4/2019	—	—	—	—	—		—	61,375	(19)	—	—	35,943
	Modified PRU	11/4/2019	—	—	—	63,214	126,427	(20)	252,854	—		—	—	57,088
	Modified RSU	11/4/2019	—	—	—	—	—		—	60,758	(21)	—	—	1,348,158
Arthur W. Gilliland	FY20 EAIP	N/A	—	700,000	1,400,000	—	—		—	—		—	—	—
	PRU	6/10/2019	—	—	—	187,799	375,598	(22)	751,196	—		—	—	7,654,685

(1)
The dates in this column reflect original grant dates or modification dates, as applicable.

(2)
The amounts in these columns reflect the potential cash bonus eligible to be earned under the FY20 Executive Annual Incentive Plan ("FY20 EAIP"). Amounts are calculated at 0%, 100% and 200% of each executive's individual target incentive opportunity (as a percentage of base salary) for threshold, target and maximum, respectively. See "Compensation Discussion & Analysis (CD&A) — Analysis of Compensation Components — Executive Annual Incentive Plan," for additional information regarding the FY20 EAIP.

(3)
The amounts in these columns reflect the potential number of PRU and PSO shares eligible to be earned. Levels are calculated to be 50%, 100% and 200% of funding for threshold, target and maximum, respectively, as further described in the CD&A sections "Equity Incentive Awards — Performance-based Restricted Stock Units (PRUs)" for the PRUs and "Our Interim CEO Compensation for Fiscal 2020" for the PSOs.

(4)
The grant date fair value of the equity incentive plan awards is calculated to be the sum of either (i) the target number of PRU shares multiplied by the fair value on grant date, (ii) the number of RSU or Restricted Stock Award ("RSA") shares multiplied by the fair value on grant date, (iii) the number of shares underlying the PSO multiplied by the fair value on the grant date, or (iv) the number of modified stock units multiplied by the incremental fair value of the stock award computed as of the modification date.

(5)
Represents RSUs that vest in full on December 31, 2020, as described in the section "Our November 2019 New CEO Compensation for Fiscal 2020" in CD&A, above

(6)
The original vesting schedule of the FY20 PRUs is described in the CD&A section "Equity Incentive Awards — Performance-based Restricted Stock Units (PRUs)."

(7)
The original vesting schedule of the FY20 RSUs is described in the CD&A section "Equity Incentive Awards — Restricted Stock Units (RSUs)."

(8)
Represents shares of common stock that vested in full on August 21, 2019. The original vesting schedule of the RSAs is described in the CD&A section "Our May 2019 CFO Compensation for Fiscal 2020."

(9)
Represents modified PRUs granted on June 10, 2019 and eligible to be earned on December 31, 2020 based on the achievement of certain performance goals as described in the CD&A section "Broadcom Special Retention Plan", and does not reflect a new grant.

(10)
Represents modified RSUs granted on June 10, 2019 and vests on December 31, 2020 as described in the CD&A section "Broadcom Special Retention Plan", and does not reflect a new grant.

(11)
These RSUs vested as to 30% on June 1, 2020 and will vest as to 30% on June 1, 2021 and 40% on June 1, 2022.

(12)
Represents modified PRUs granted on June 10, 2019 and eligible to be earned based on the achievement of certain performance goals as described in the CD&A section "Our President's Special Severance Arrangement," and does not reflect a new grant.

(13)
Represents FY20 PRU target shares eligible to be earned based on the achievement of certain performance goals as described in the CD&A section "Equity Incentive Awards — Performance-based Restricted Stock Units (PRUs)."

(14)
These RSUs vest as to 30% on December 1, 2020; 30% on December 1, 2021; and 40% on December 1, 2022.

(15)
These RSUs vested in full on December 19, 2020 under the terms of a transition service agreement with Mr. Hill (the "Transition Agreement") as described in the CD&A section "Our Interim CEO Compensation for Fiscal 2020," which includes a description of the original vesting schedule.

(16)
Represents FY20 PSO target shares eligible to be earned based on the achievement of certain performance goals as described in the CD&A section "Our Interim CEO Compensation for Fiscal 2020." Following Mr. Hill's entry into the Hill Transition Services Agreement, the total number of shares subject to the PSO was adjusted from 1,623,599 to 1,650,000 and a total of 650,000 shares issuable upon exercise of the PSOs vested on November 4, 2019 and the remaining 975,000 shares issuable upon exercise of the PSOs are eligible to vest on December 31, 2020 based on the achievement of certain modified performance goals as described in the CD&A section "Our Interim CEO Compensation for Fiscal 2020" and does not reflect a new grant. Mr. Hill's exercise price was reduced from $19.85 to $7.85 per share in connection to the payment of the Company's $12 special dividend on January 31, 2020.

(17)
These RSUs vested in full upon grant on May 14, 2019. Mr. Hill served as an independent member of the Company's board of directors from March 30, 2019 to May 9, 2019 and received, pursuant to the Company's Board of Directors Compensation Policy, a pro-rata portion of the FY20 annual grant of RSUs for independent directors of the Board.

(18)
Represents modified RSUs granted on July 29, 2016, June 9, 2017 and December 10, 2018 under the terms of Mr. Noviello's Transition Service Agreement dated January 31, 2019. Mr. Noviello separated from the Company and these RSUs vested in full on May 24, 2019 pursuant to the modified terms.

(19)
Represents modified RSUs granted on June 10, 2019 and vests on December 31, 2020 as described in the CD&A section "Broadcom Special Retention Plan," and does not reflect a new grant. Ms. Cappellanti-Wolf separated from the Company and these RSUs vested in full on February 14, 2020, pursuant to the modified terms.

(20)
Represents modified PRUs granted on June 9, 2017 and July 10, 2018 and eligible to be earned on December 31, 2020 based on the achievement of certain performance goals as described in the CD&A section "Broadcom Special Retention Plan," and does not reflect a new grant.

(21)
Represents modified RSUs granted on June 9, 2017 and July 10, 2018 and vests on December 31, 2020 as described in the CD&A section "Broadcom Special Retention Plan," and does not reflect a new grant.

(22)
Represents FY20 PRU target shares eligible to be earned based on the achievement of certain performance goals as described in the CD&A section "Equity Incentive Awards — Performance-based Restricted Stock Units (PRUs)." Mr. Gilliland separated from the Company and these PRUs were cancelled on November 4, 2019.

        For a summary of the terms of the FY20 Executive Annual Incentive Plan, see "Compensation Discussion & Analysis (CD&A) — Compensation Components — Executive Annual Incentive Plans," above. For a summary of the circumstances in which the equity awards described above will accelerate, see "Compensation Discussion & Analysis (CD&A) — Health and Welfare Benefits; Perquisites — Change in Control and Severance Arrangements," above, and "Potential Payments Upon Termination or Change-in-Control," below.

        The following table shows for the fiscal year ended April 3, 2020, certain information regarding outstanding equity awards at fiscal year-end for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2020

		Option Awards						Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Yet Vested (#)		Equity Incentive Plan Awards: Value of Unearned Shares, Units or Other Rights that Have Not Yet Vested(1) ($)
Continuing NEOs:
Vincent Pilette	12/10/2019								81,698	(2)	1,494,256
	06/10/2019								343,685	(2)	6,285,999	343,685	(3)	6,285,999
Matthew C. Brown	06/10/2019								29,459	(4)	538,805
	02/08/2019								17,556	(5)	321,099
	06/08/2018								10,625	(6)	194,331
	12/08/2017								2,799	(7)	51,194
	06/09/2017								4,205	(8)	76,909
	10/20/2015	15,000				0.01	(9)	10/20/25
Samir Kapuria	06/10/2019								73,647	(10)	1,347,004	171,842	(11)	3,142,990
	07/10/2018								142,945	(12)	2,614,464	79,414	(13)	1,452,482
	06/09/2017								4,270	(8)	78,098
Bryan S. Ko	01/10/2020								68,043	(14)	1,244,506	77,764	(11)	1,422,304
Transitioned NEOs:
Richard S. Hill	05/24/2019	150,000		975,000	(15)	7.85		05/24/2022
Amy L.	06/10/2019											61,370	(3)	1,122,457
Cappellanti-	07/10/2018											44,121	(16)	806,973
Wolf	06/09/2017											36,613	(17)	669,652

(1)
The market value of the equity awards that have not vested is calculated by multiplying the number of units that have not vested by the closing price of the Company's stock on April 3, 2020, which was $18.29 per share.

(2)
These shares vests in full on December 31, 2020.

(3)
These FY20 PRUs are eligible to be earned on December 31, 2020 based on the achievement of certain performance goals as described in the CD&A section "Broadcom Special Retention Plan," above.

(4)
8,838 shares vested on June 1, 2020; 8,838 shares vest on June 1, 2021; and 11,783 shares vest on June 1, 2022.

(5)
7,524 shares vest on March 1, 2021; and 10,032 shares vest on March 1, 2022.

(6)
5,313 shares vested on June 1, 2020 and 5,312 shares vest on June 1, 2021.

(7)
These shares vests in full on December 1, 2020.

(8)
These shares vests in full on June 1, 2020.

(9)
The exercise price was decreased from $6.73 to $0.01 per share in connection to the payment of the Company's $12 special dividend on January 31, 2020. The remaining $5.28 per share was paid in the form of a cash dividend equivalent.

(10)
22,095 shares vested on June 1, 2020; 22,094 shares vest on June 1, 2021; and 29,458 shares vest on June 1, 2022.

(11)
Vests on April 1, 2022 based on, and subject to, further adjustment as a result of the achievement of the TSR ranking for our company as compared to the S&P 500. The number of shares and payout value for the FY20 PRUs reflect the target potential payout. Each PRU is subject to the Compensation Committee's certification when approving the settlement thereof.

(12)
71,473 shares vested on June 1, 2020 and 71,472 shares vest on June 1, 2021.

(13)
Vests on April 2, 2021 based on, and subject to further adjustment as a result of, the achievement of the TSR ranking for our company as compared to the Nasdaq 100. The number of shares and payout value for the FY19 PRUs reflect the target potential payout. Each PRU is subject to the Compensation Committee's certification when approving the settlement thereof.

(14)
20,413 shares vest on December 1, 2020; 20,413 shares vest on December 1, 2021; and 27,217 shares vest on December 1, 2022.

(15)
The remaining 975,000 shares are eligible to vest on December 31, 2020 based on the achievement of certain performance goals as described in the CD&A section "Our Interim CEO Compensation for Fiscal 2020."

(16)
These FY19 PRUs are eligible to be earned on December 31, 2020 based on the achievement of certain performance goals as described in the CD&A section "Broadcom Special Retention Plan."

(17)
These FY18 PRUs are eligible to be earned on December 31, 2020 based on the achievement of certain performance goals as described in the CD&A section "Broadcom Special Retention Plan."

        The following table shows for the fiscal year ended April 3, 2020, certain information regarding option exercises and stock vested during the last fiscal year with respect to our named executive officers:

Option Exercises and Stock Vested in Fiscal 2020

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting ($)
Continuing NEOs:
Vincent Pilette	—	—	155,429	3,685,222
Matthew C. Brown	—	—	29,885	584,699
Samir Kapuria	—	—	167,624	3,143,545
Bryan S. Ko	—	—	—	—
Transitioned NEOs:
Gregory S. Clark	3,665,271	47,149,388	—	—
Richard S. Hill	500,000	5,275,828	51,611	1,193,580
Nicholas R. Noviello	775,028	10,981,275	186,003	3,622,380
Amy L. Cappellanti-Wolf	—	—	197,947	3,750,179
Arthur W. Gilliland	—	—	—	—

(1)
The value realized upon option exercises is based on the difference between the closing price of our common stock at exercise and the option exercise price.

(2)
The number of shares and value realized for stock awards set forth above reflect (i) RSUs and RSAs that vested and settled in fiscal 2020, and (ii) PRUs that vested in fiscal 2020 and subsequently settled in fiscal 2021.

 Non-Qualified Deferred Compensation in Fiscal 2020

        The table below provides information on the non-qualified deferred compensation of the named executive officers for the fiscal year ended April 3, 2020.

Non-Qualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last Fiscal Year-End ($)
Continuing NEOs:	—	—	—	—	—
Vincent Pilette	—	—	—	—	—
Matthew C. Brown	—	—	—	—	—
Samir Kapuria	—	—	—	—	—
Bryan S. Ko	—	—	—	—	—
Transitioned NEOs:
Gregory S. Clark	—	—	—	—	—
Richard S. Hill	—	—	—	—	—
Nicholas R. Noviello	19,410	—	6,027	214,158	—
Amy L. Cappellanti-Wolf	—	—	—	—	—
Arthur W. Gilliland	—	—	—	—	—

(1)
The amounts reflected include FY20 salary and is included in the amount reported as "Salary" in the "Summary Compensation Table for FY20.

(2)
The amounts reflected are not included in the Summary Compensation Table for FY20. These amounts consist of dividends, interest and change in market value attributed to each executive officer's entire account balance during FY20, which balance may include deferred compensation from previous periods. The amounts do not include the deferred compensation themselves. Such earnings were not preferential or above-market.

(3)
Pursuant to the terms of the NortonLifeLock Inc. Deferred Compensation Plan and in connection with Mr. Noviello's separation from service, Mr. Noviello's account was liquidated in full and he received a distribution of $214,157.86 on January 1, 2020.

        In FY20, certain management employees on our U.S. payroll with a base salary of $180,000 or greater, including each of the named executive officers, were eligible to participate in the NortonLifeLock Inc. Deferred Compensation Plan. The plan provides for the opportunity for participants to defer up to 75% of base salary and 100% of variable pay each year and up to 100% of sales commissions as a separate election. Variable pay included annual incentive plan and commission payments. Deferral elections must be made prior to the beginning of a calendar year and cannot be revoked as of the day immediately prior to commencement of that year. Participants have the opportunity to elect each year whether to receive that year's deferrals upon a specified date or upon termination of employment, and the form of payment elected will be honored regardless of a participant's length of service.

        The plan is "unfunded" and all deferrals are general assets of NortonLifeLock. Amounts deferred by each participant under the plan are credited to a bookkeeping account maintained on behalf of each participant. The bookkeeping account under the plan will then be adjusted based on the performance of the measurement funds that have been selected by the participant. The measurement funds available under the plan include the investment funds available under our 401(k) plan as well as additional asset classes. Each participant may change their measurement fund selections on a daily basis. The plan requires that benefits accumulated in the bookkeeping accounts for each participant not meeting a 5-year service requirement be distributed to the participant following his or her termination of employment with us for any reason. If a 5-year service requirement is met, accumulated benefits in the participant's account will be distributed according to the participant's designated payment election.

        Upon first entering the Deferred Compensation Plan, a participant has the option to make a one-time election, which will apply to all future account balances to determine how they will be paid in the event of a change in control. By making the one-time election a participant will receive all remaining account balances in a lump sum in the month following the month of termination, if termination occurs within two (2) years following a change in control. If a participant's employment ended before the change in control, any remaining balances will be distributed in a lump sum within 90 days of the change in control.

Potential Payments Upon Termination or Change-In-Control

        Set forth below is a description of the plans and agreements (other than the Deferred Compensation Plan) that could result in potential payouts to our named executive officers in the case of their termination of employment and/or a change in control of NortonLifeLock. For information regarding potential payouts upon termination under the Deferred Compensation Plan, in which certain of executive officers participate, see "Non-Qualified Deferred Compensation in Fiscal 2020," above.

  NortonLifeLock Executive Retention Plan

        In January 2001, the Board approved the NortonLifeLock Executive Retention Plan, to deal with employment termination resulting from a change in control of the Company. The plan was modified by the Board in July 2002, April 2006, June 2007, April 2012, February 2016 and January 2018. Under the terms of the plan, all equity compensation awards (including, among others, stock options, RSUs and PRUs) granted by the Company to the Company's Section 16(b) officers (including our named executive officers) would become fully vested (at target or to the extent of achievement for PRUs) and, if applicable, exercisable following a change in control of the Company (as defined in the plan) after which the officer's employment is terminated without cause or constructively terminated by the acquirer within 12 months after the change in control.

        The plan also provides for the payment of a cash severance benefit for our named executive officers equal to one times such officer's base salary and target payout under the Executive Annual Incentive Plan applicable to such named executive officer in the circumstances described above (i.e., following a change in control of the Company after which the officer's employment is terminated without cause or constructively terminated by the acquirer within 12 months after the change in control).

  NortonLifeLock Executive Severance Plan

        In April 2012, the Compensation Committee adopted the NortonLifeLock Executive Severance Plan to provide severance benefits to specified officers of NortonLifeLock. The plan was amended and restated by the Board in January 2018. Executive officers must meet certain criteria in order to participate in the plan, including, among other criteria, (i) the executive officer was involuntarily terminated from active employment other than for cause (as defined in the plan); (ii) the executive officer was not terminated due to the sale of a business, part of a business, divestiture or spin-off and offered employment upon terms and conditions substantially identical to those in effect immediately prior to such sale, divestiture or spin-off; and (iii) the executive officer is not entitled to severance under any other plan, fund, program, policy, arrangement or individualized written agreement providing for severance benefits that is sponsored or funded by NortonLifeLock.

        Under the terms of the plan, the executive officer will receive severance payments equal to one times the sum of his or her base salary in effect at the time of his or her involuntary termination, a one-time bonus of $15,000, minus taxes and other legally required deductions, and is also entitled to receive six months of outplacement services, including counseling and guidance. The executive officer is solely responsible for all COBRA premiums for his or her continuation coverage. In addition, the executive officer will receive an additional payment equivalent to 75% of the executive officer's prorated target cash incentive award under the Executive Annual Incentive Plan in effect for such fiscal year to the executive officer who was terminated in the second half of such fiscal year and was employed in good standing for a minimum of six (6) months prior to his or her termination date. This payment was added to standardize benefits to all our executive officers and to be competitive with overall market practices.

        Payment of severance payments, one-time bonus payment, outplacement services and 75% of the prorated target cash incentive award under the Executive Annual Incentive Plan pursuant to the NortonLifeLock Executive Severance Plan is subject to the applicable executive officer returning a release of claims against NortonLifeLock.

  Broadcom Special Retention Plan

        In anticipation of the transaction with Broadcom and acknowledging that certain then-serving executive officers would be needed to assist in the post Broadcom transaction transition but would unlikely be retained as officers of the standalone pure-play consumer business, the Board the Broadcom Retention Plan in August 2019. Mr. Pilette (then CFO) and Ms. Cappellanti-Wolf were subject to the terms of this plan. Pursuant to the Broadcom Retention Plan, if an eligible executive is employed with the Company through the closing of the transaction with Broadcom and is employed (i) through a transition period, or (ii) is terminated by us without cause prior to the end of the transition period, such executive was entitled to receive: (a) a cash payment equal to such executive's annual base salary, (b) a cash payment equal to such executive's target bonus under the FY20 EAIP, (c) vesting as to 50% of such executive's unvested equity as of the Broadcom transaction closing (to vest at such executive's termination no later than December 31, 2020), and (d) between 75% and 150% acceleration of the additional 50% unvested equity if our average closing stock price reaches predetermined levels based 50% on each of (y) a 20 consecutive business day measurement from August 20, 2019 through December 31, 2020 and (z) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020, subject in each case to the execution of a release of any claims against the Company. For additional details, see "Broadcom Special Retention Plan" in the CD&A section, above.

        For those NEOs participating in the Broadcom Retention Plan, the Broadcom Retention replaces the benefits that would have otherwise received under the Executive Retention Plan and Executive Severance Plan.

Samir Kapuria Severance Arrangement

        Following the closing of the Broadcom transaction, our Compensation Committee recognized that Mr. Kapuria would be taking on additional responsibilities as President in helping to support the CEO in transitioning the Company to a pure-play consumer cyber safety company. Accordingly, in December 2019 we entered into a severance benefit arrangement with Mr. Kapuria. Pursuant to this agreement and taking existing compensation as the baseline, if Mr. Kapuria is terminated without cause or dies before December 31, 2020, he is entitled to receive (a) a cash payment equal to annual base salary, (b) a cash payment equal to Mr. Kapuria's target bonus (increased pro rata for additional months worked more than 12 months following the Effective Date), and (c) vesting as to 50% of unvested equity, reduced by any equity that otherwise vests between December 5, 2020 and Mr. Kapuria's termination date, and (d) between 75% and 150% acceleration of the additional 50% unvested equity if our average closing stock price reaches predetermined levels based 50% on each of (y) a 20 consecutive business day measurement from August 20, 2019 through December 31, 2020 and (z) a 20 consecutive business day measurement from July 1, 2020 through December 31, 2020, subject in each case to the execution of a release of any claims against the Company.

        On May 28, 2020, we entered into an amendment agreement to the special severance benefit arrangement with Mr. Kapuria, pursuant to which he will be entitled to the severance benefits when his service ends on or before December 31, 2020. See "Our President's Special Severance Arrangement" in CD&A, above, for additional information.

Richard S. Hill Transition Services Agreement

        In August 2019, we entered into the Hill Transition Services Agreement with Richard S. "Rick" Hill. Under the Hill Transition Services Agreement, if Mr. Hill (i) continued to serve as the Company's Chief Executive Officer until the closing of the Broadcom transaction and (ii) provided reasonable transition services to the Company, or such other services as the Company may request, including, but not limited to, the transitioning his responsibilities and assistance in the hiring of a new Chief Executive Officer of the Company, he would be entitled to receive (a) a cash payment equal to his target bonus (pro-rated through December 31, 2019), (b) full acceleration of any unvested RSUs, (c) accelerated vesting of 650,000 performance options, and (d) up to an additional vesting of 975,000 performance options if the average closing price of the Company's common stock reaches predetermined levels during two performance periods (y) from August 20, 2019 through December 31, 2020 (z) from July 1, 2020 through December 31, 2020. See "Our Interim CEO Compensation for Fiscal 2020" in CD&A, above, for additional information.

Continuing NEOs:

Vincent Pilette

        The following table summarizes the value of the payouts to Mr. Pilette pursuant to the Broadcom Retention Plan, the NortonLifeLock Executive Retention Plan and the NortonLifeLock Executive Severance Plan, assuming a qualifying termination as of April 3, 2020 (intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.29 on April 3, 2020 minus the exercise price):

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Because of Market Conditions or Division Performance	1,156,336	—	—	10,410,219
Termination Without Cause or Constructive Termination Within 12 Months of a Change of Control	1,300,000	—	12,884,851	10,410,219
Termination Without Cause	1,156,336	—	12,884,851	10,410,219
Termination Due to Death or Disability	—	—	—	10,410,219

Matthew C. Brown

        The following table summarizes the value of the payouts to Mr. Brown pursuant to the Broadcom Retention Plan, NortonLifeLock Executive Retention Plan and the NortonLifeLock Executive Severance Plan, assuming a qualifying termination as of April 3, 2020 (intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.29 on April 3, 2020 minus the exercise price):

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Because of Market Conditions or Division Performance	572,836	—	—	—
Termination Without Cause or Constructive Termination Within 12 Months of a Change of Control	587,000	—	1,958,067	—
Termination Without Cause	572,836	—	1,958,067	—
Termination Due to Death or Disability	—	—	—	—

Samir Kapuria

        The following table summarizes the value of the payouts to Mr. Kapuria pursuant to his severance arrangement and the NortonLifeLock Executive Retention Plan, assuming a qualifying termination as of April 3, 2020 (intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.29 on April 3, 2020 minus the exercise price):

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Because of Market Conditions or Division Performance	981,336	—	—	7,150,227
Termination Without Cause or Constructive Termination Within 12 Months of a Change of Control	1,100,000	—	7,150,227	7,150,227
Termination Without Cause	981,336	—	7,150,227	7,150,227
Termination Due to Death or Disability	—	—	—	7,150,227

Bryan S. Ko

        The following table summarizes the value of the payouts to Mr. Ko pursuant to the NortonLifeLock Executive Retention Plan and the NortonLifeLock Executive Severance Plan, assuming a qualifying termination as of April 3, 2020 (intrinsic values of equity awards are based upon the closing price for a share of our common stock of $18.29 on April 3, 2020 minus the exercise price):

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination Because of Market Conditions or Division Performance	786,836	—	—	2,355,472
Termination Without Cause or Constructive Termination Within 12 Months of a Change of Control	864,000	—	2,061,022	2,355,472
Termination Without Cause	786,836	—	2,061,022	2,355,472
Termination Due to Death or Disability	—	—	—	2,355,472

Transitioned NEOs:

  Gregory S. Clark

        Mr. Clark served as our President and CEO through May 9, 2019. In connection with Mr. Clark's departure, he and the Company entered into a separation agreement dated May 9, 2019. Pursuant to the separation agreement, Mr. Clark was not entitled to and did not receive any payouts under his employment agreement, the NortonLifeLock Executive Retention Plan, the NortonLifeLock Executive Severance Plan or any other arrangement

  Richard S. Hill

        The following table summarizes the value of payments to Mr. Hill in accordance with the Hill Transition Services Agreement. Equity award values are based upon the closing price for a share of our common stock of $18.29 on April 3, 2020, less the exercise price.

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination	1,076,712	6,786,000	478,945	—

  Nicholas R. Noviello

        The following table summarizes the value of payments to Mr. Noviello in accordance with his transition services agreement. Equity award values are based upon the closing price for a share of our common stock of $19.85 on May 24, 2019 minus the exercise price.

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination	3,152,500	—	1,798,867	2,770,345

  Amy Cappellanti-Wolf

        The following table summarizes the value of payments to Ms. Cappellanti-Wolf pursuant to the Broadcom Retention Plan. Equity award values are based upon the closing price for a share of our common stock of $20.66 on February 14, 2020 minus the exercise price.

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination	962,868	—	4,641,149	—

  Arthur W. Gilliland

        The following table summarizes the value of payments to Mr. Gilliland pursuant to the NortonLifeLock Executive Retention Plan.

	Severance Pay ($)	Option Vesting ($)	RSU Vesting ($)	PRU Vesting ($)
Involuntary Termination	311,321	—	—	—

CEO Pay Ratio

        As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the ratio of the annual total compensation of Mr. Pilette, our CEO, to the median of the annual total compensation of our employees, and have annualized his base salary as required under Item 402(u) of Regulation S-K. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

        As of the end of fiscal 2020, April 3, 2020, we employed 3,659 employees globally, with approximately 47% based in the United States and 53% based outside of the United States. Our compensation programs and reward offerings are designed to reflect local market practices across our global operations.

        In light of the higher than normal equity compensation Mr. Pilette was granted in fiscal year 2020 in connection with his new hire and transition awards, our fiscal 2020 pay ratio is higher than expected, and we anticipate the ratio will decline in future years when these new-hire and transition grants are no longer included in the calculation. In addition, another major contributing factor to the size of the pay ratio is that a majority of our employee population resides in lower cost locations outside the United States.

  Pay Ratio:

  •
  Mr. Pilette's fiscal 2020 annual total compensation was $20,596,491 which was calculated in the same manner as the amounts reported in the "Total" column of the "2020 Summary Compensation Table" in this proxy statement, except that Mr. Pilette's base salary was annualized.

  •
  The fiscal 2020 annual total compensation of our median employee (other than our CEO) was $92,914.

  •
  Based on this information, the pay ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees is 222.5 to 1.

  Identification of the Median Employee:

        For purposes of identifying our median employee, we used our global employee population as of April 3, 2020, identified based on our global human resources system of record, inclusive of all regular employees employed by the Company as of that date. We used total direct compensation as our consistently applied compensation measure. In this context, total direct compensation is the sum of the value of base salary or wages earned, which has been annualized with respect to permanent employees, the annual incentive target amount or annual commission target amount in effect as of April 3, 2020, and the grant date fair value of all equity awards granted during fiscal 2020, excluding the value of any modifications. Cash compensation figures were converted from local currency to U.S. dollars using the exchange rate the Company used for 2020 internal budgeting purposes. We did not make any cost-of-living adjustments or utilize the de minimis exemption to eliminate countries representing no more than 5% of our global population in the aggregate as allowed by SEC rules.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Person Transactions Policy and Procedure

        NortonLifeLock has adopted a written related person transactions policy which provides for the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related person transactions." The Nominating and Governance Committee reviews transactions that may be "related person transactions," which are transactions between NortonLifeLock and any related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000, and in which the related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is any NortonLifeLock executive officer, director, nominee for director, or stockholder holding more than 5% of any class of NortonLifeLock's voting securities, in each case, since the beginning of the previous fiscal year, and their immediate family members.

        Under the policy, absent any facts or circumstances indicating special or unusual benefits to the related person, the following transactions are deemed not to be "related person transactions" (meaning the related person is deemed to not have a direct or indirect material interest in the transaction):

  •
  compensation to executive officers determined by NortonLifeLock's Compensation Committee;

  •
  any transaction with another company at which a related person is a director or an employee (other than an executive officer) if the aggregate amount involved does not exceed the greater of $2,000,000, or three percent of that company's total annual gross revenues, provided that the transaction involves the purchase of either company's goods and services and the transaction is subject to usual trade terms and is in the ordinary course of business and the related person is not involved in the negotiation of the transaction;

  •
  any compensation paid to a director if the compensation is required to be reported in NortonLifeLock's proxy statement;

  •
  any transaction where the related person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis;

  •
  any charitable contribution, grant or endowment by NortonLifeLock or the NortonLifeLock Foundation to a charitable organization, foundation or university at which a related person's only relationship is as a director or an employee (other than an executive officer), if the aggregate amount involved does not exceed $120,000, or any non-discretionary matching contribution, grant or endowment made pursuant to a matching gift program;

  •
  any transaction where the rates or charges involved are determined by competitive bids;

  •
  any transaction involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; or

  •
  any transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

        Under the policy, members of NortonLifeLock's legal department review transactions involving related persons that do not fall into one of the above categories. If they determine that a related person could have a significant interest in a transaction, the transaction is referred to the Nominating and Governance Committee. In addition, transactions may be identified through NortonLifeLock's Code of Conduct or other NortonLifeLock policies and procedures, and reported to the Nominating and Governance Committee. The Nominating and Governance Committee determines whether the related person has a material interest in a transaction and may approve, ratify, rescind or take other action with respect to the transaction.

Certain Related Person Transactions

  Investments by Firms Affiliated with our Directors

        On February 3, 2016, NortonLifeLock entered into an investment agreement with investment entities affiliated with Silver Lake, a private equity firm, relating to the issuance to Silver Lake of $500 million principal amount of 2.5% convertible unsecured notes, due in 2021. In connection with the investment, Kenneth Y. Hao, a managing partner and managing director of Silver Lake, was appointed to our Board.

        On June 12, 2016, NortonLifeLock entered into an investment agreement with investment entities affiliated with Silver Lake and Bain Capital relating to the issuance of $1.25 billion aggregate principal amount of 2.0% convertible unsecured notes due in 2021. Pursuant to the investment agreement, Silver Lake has agreed to purchase $500 million aggregate principal amount of the notes, and Bain Capital, a private equity firm, agreed to purchase $750 million aggregate principal amount of the notes. The transactions contemplated by this investment agreement closed concurrently with the closing of the Blue Coat acquisition on August 1, 2016. In connection with the investment, David W. Humphrey, a managing director of Bain, was appointed to our Board.

        The 2.5% convertible unsecured notes, due in 2021 (the "2.5% Notes"), bear interest at a rate of 2.5% per annum. The 2.0% convertible unsecured notes, due in 2021 (the "2.0% Notes" and, together with the 2.5% Notes, collectively, the "Notes"), bear interest at a rate of 2.0% per annum. Interest is payable semiannually in cash under the Notes. In February 2020, we exchanged $250 million of our 2.5% Convertible Notes and $625 million of our 2.0% Convertible Notes for new convertible notes of the same principal amounts (the "New Notes") and paid the holders of the new convertible notes a total cash consideration of $546 million in lieu of conversion price adjustments related to our $12 special dividend to the exchanged notes. We adjusted the conversion price of the remaining $250 million of our 2.5% Convertible Notes and the remaining $625 million of our 2.0% Convertible Notes and extended the maturity date by one year.

        In March 2020, we settled $250 million of our 2.5% Convertible Notes for $566 million, which included a cash settlement of the equity conversion feature.

        As of April 3, 2020, $4.3 billion in aggregate principal amount of the indebtedness was outstanding. During FY20, we paid an aggregate of $179 million in interest on aggregate debt.

        In May 2020, we settled the principal and conversion rights of $625 million of our 2.0% Convertible Notes for $1.18 billion in cash, and as of the date of this proxy statement, only the New Notes remain outstanding.

        NortonLifeLock also entered into a Registration Rights Agreement pursuant to which holders of the Notes have certain registration rights with respect to the Notes and the shares of our common stock issuable upon conversion of the Notes.

  Transactions with Starboard Value LP

        In September 2018, the Company entered into an agreement with Starboard Value LP and certain of its affiliates (collectively, "Starboard") regarding, among other things, the membership and composition of the Board and committees thereof (the "Starboard Agreement"). Pursuant to the Starboard Agreement, if at any time Starboard beneficially owns less than 3.0% of the Company's then-outstanding common stock (the "Minimum Ownership Threshold"), Mr. Feld (or, if Mr. Feld is no longer serving on the Board, the substitute Starboard employee director who replaced Mr. Feld) will immediately resign from the Board.

  Aircraft Lease Agreement

        On November 9, 2017, the Company and Mr. Clark, our former CEO, entered into an Aircraft Lease Agreement (the "Aircraft Lease Agreement") for the occasional lease by the Company of an aircraft owned by Mr. Clark. Under the Aircraft Lease Agreement, the Company will reimburse Mr. Clark for business travel on his aircraft at a rate of $2,500 per flight hour plus additional operating costs. The Nominating and Governance Committee of our Board of Directors approved the Aircraft Lease Agreement after completing a competitive analysis of comparable chartered aircraft rates, which showed that the reimbursement rate is at or below market rates for the charter of similar aircraft. The Nominating and Governance Committee during FY18 also adopted a Company-wide Aircraft Usage Policy, which governs the approved business usage of corporate aircraft, including Mr. Clark's, and set an annual cap on the amount of expenses to be incurred by the Company under the policy at two million dollars. During FY20, we incurred approximately $321,710 in fees for the aircraft owned by Mr. Clark. Please see "Executive Compensation and Related Information — Summary Compensation Table" on page 64 for more information.

REPORT OF THE AUDIT COMMITTEE

        The information contained in the following report of NortonLifeLock's Audit Committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by NortonLifeLock under the Exchange Act or the Securities Act of 1933 unless and only to the extent that NortonLifeLock specifically incorporates it by reference.

        The information contained in the following report of NortonLifeLock's Audit Committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by NortonLifeLock under the Exchange Act or the Securities Act of 1933 unless and only to the extent that NortonLifeLock specifically incorporates it by reference.

        The Audit Committee is comprised solely of independent directors, as defined by current NASDAQ listing standards, and operates under a written charter which was most recently amended by the Board on February 3, 2020. The Audit Committee oversees NortonLifeLock's financial reporting process on behalf of the Board. Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements that were included in NortonLifeLock's Annual Report on Form 10-K for the fiscal year ended April 3, 2020 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        The Audit Committee reviewed with NortonLifeLock's independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of NortonLifeLock's accounting principles and discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 (Communications with Audit Committees). In addition, the Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the registered public accounting firm's communications with the Audit Committee concerning independence from management and NortonLifeLock, and has discussed with the independent registered public accounting firm the registered public accounting firm's independence from management and NortonLifeLock.

        The Audit Committee discussed with NortonLifeLock's internal accountants and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal accountants and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of NortonLifeLock's internal controls, and the overall quality of NortonLifeLock's financial reporting. The Audit Committee also received the report of management contained in NortonLifeLock's Annual Report on Form 10-K for the fiscal year ended April 3, 2020, as well as KPMG's Report of Independent Registered Public Accounting Firm included in NortonLifeLock's Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee NortonLifeLock's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2021.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in NortonLifeLock's Annual Report on Form 10-K for the fiscal year ended April 3, 2020 for filing with the SEC.

        By: The Audit Committee of the Board of Directors:

  V. Paul Unruh (Chair)
  Eric K. Brandt
  Frank E. Dangeard
  Nora Denzel

 NORTONLIFELOCK INC.
2020 ANNUAL MEETING OF STOCKHOLDERS
MEETING INFORMATION

Information About Solicitation and Voting

        This proxy is solicited on behalf of the Board for use at the Annual Meeting, which will be conducted via live webcast on September 8, 2020, at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof. We will provide a re-playable webcast of the Annual Meeting, which will be available on the events section of our investor relations website at investor.nortonlifelock.com.

About the Annual Meeting

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the meeting, management will report on the performance of NortonLifeLock and respond to questions from stockholders.

What proposals are scheduled to be voted on at the Annual Meeting?

        Stockholders will be asked to vote on four proposals. The proposals are:

    1.
    Election to the Board of the eight nominees named in this proxy statement;

    2.
    Ratification of the appointment of KPMG as our independent registered public accounting firm for the 2021 fiscal year;

    3.
    An advisory vote to approve executive compensation;

    4.
    Stockholder proposal regarding political contribution disclosure; and

    5.
    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

What is the recommendation of the Board on each of the proposals scheduled to be voted on at the Annual Meeting?

        The Board recommends that you vote FOR each of the nominees to the Board (Proposal No. 1), FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the 2021 fiscal year (Proposal No. 2); FOR the approval of compensation to our named executive officers (Proposal No. 3); and AGAINST the stockholder proposal regarding political spending disclosure (Proposal No. 4).

Could other matters be decided at the Annual Meeting?

        Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by stockholders of NortonLifeLock, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you.

Who can vote at the Annual Meeting?

        Stockholders as of the record date for the Annual Meeting, July 13, 2020, are entitled to vote at the Annual Meeting. At the close of business on the record date, there were 590,945,042 shares of NortonLifeLock common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

  Stockholder of Record: Shares Registered in Your Name

        If on July 13, 2020 your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote over the internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card.

        For questions regarding your stock ownership, you may contact our transfer agent, Computershare Investor Services, by email through their website at www.computershare.com/contactus or by phone at (877) 282-1168 (within the U.S. and Canada) or (781) 575-2879 (outside the U.S. and Canada).

  Beneficial Owner: Shares Registered in the Name of a Broker or Nominee

        If on July 13, 2020 your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

How do I vote?

        If you are a stockholder of record, you may:

  •
  vote at the virtual annual meeting — to participate in and vote at the virtual annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials;

  •
  vote via the internet or via telephone — instructions are shown on your Notice of Internet Availability or proxy card; or

  •
  vote by mail — if you received a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the envelope provided.

        Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 7, 2020. Submitting your proxy, whether via the internet, by telephone or by mail if you received a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to virtually attend the meeting.

        If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

        Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still virtually attend the Annual Meeting if you have already voted by proxy.

What is the quorum requirement for the Annual Meeting?

        A majority of our outstanding shares as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you virtually attend and vote at the Annual Meeting or if you have properly submitted a proxy.

How are abstentions and broker non-votes treated?

        Abstentions (shares present at the meeting and voted "abstain") are counted for purposes of determining whether a quorum is present, and have no effect on the election of directors. For the purpose of determining whether the stockholders have approved all other matters, abstentions have the same effect as an "against" vote.

        Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the matters voted upon. If you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote your shares on any of the proposals, except for Proposal No. 2, ratification of the appointment of KPMG as our independent public accounting firm for the 2021 fiscal year. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to virtually attend the Annual Meeting.

What is the vote required for each proposal?

        The votes required to approve each proposal are as follows:

  •
  Proposal No. 1.  Each director must be elected by a majority of the votes cast, meaning the votes "FOR" a director must exceed the number of votes "AGAINST" a director.

  •
  Proposal Nos. 2, 3 and 4.  Approval of each of Proposals Nos. 2, 3 and 4 requires the affirmative "FOR" vote of a majority of the shares entitled to vote on these proposals at the Annual Meeting and virtually attending the Annual Meeting or represented by proxy.

What if I return a proxy card but do not make specific choices?

        All proxies will be voted in accordance with the instructions specified on the proxy card. If you vote over the internet or by telephone, please follow the instructions included on the Notice of Internet Availability, proxy card or proxy materials on how to vote over the internet or by telephone. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.

        If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute "broker non-votes" (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting.

Who is paying for this proxy solicitation?

        NortonLifeLock is paying the costs of the solicitation of proxies. We have retained D.F. King & Co., Inc. to help us solicit proxies from brokers, bank nominees and other institutions for a fee of $10,000, plus reasonable out-of-pocket expenses. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.

What does it mean if I receive more than one proxy card or Notice of Internet Availability?

        If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on your proxy card or Notice of Internet Availability on how to access each proxy card and vote each proxy card over the internet or by telephone. If you received paper proxy materials by mail, you can also complete, sign and return each proxy card to ensure that all of your shares are voted.

How can I change my vote after submitting my proxy?

        You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

  •
  delivering to the Corporate Secretary of NortonLifeLock (by any means, including facsimile) a written notice stating that the proxy is revoked;

  •
  signing and delivering a proxy bearing a later date;

  •
  voting again over the internet or by telephone; or

  •
  virtually attending and voting at the Annual Meeting (although attendance at the meeting will not, by itself, revoke a proxy).

        Please note, however, that if you are a beneficial owner and you wish to change or revoke your proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by virtually attending and voting at the Annual Meeting.

How can I attend the Annual Meeting and submit questions?

        To attend the Annual Meeting and submit your questions prior to or during the Annual Meeting, please visit www.virtualshareholdermeeting.com/NLOK2020. To participate in the Annual Meeting or to submit questions in advance of the meeting, you will need the 16-digit control number included with your proxy materials, on your proxy card, Notice of Internet Availability or on the instructions that accompanied your proxy materials.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

        We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

  1-855-449-0991 (U.S. Domestic Toll Free)

  1-720-378-5962 (International)

Why are you not holding the Annual Meeting in a physical location?

        We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. In addition, the online format will allow us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.virtualshareholdermeeting.com/NLOK2020.

How can I get electronic access to the proxy materials?

        The proxy materials will provide you with instructions regarding how to:

  •
  view our proxy materials for the Annual Meeting over the internet; and

  •
  instruct us to send our future proxy materials to you electronically by email.

        Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Where can I find the voting results?

        The preliminary voting results will be announced at the Annual Meeting and posted on our website at investor.nortonlifelock.com. The final results will be tallied by the inspector of elections and filed with the U.S. Securities and Exchange Commission in a current report on Form 8-K within four business days of the Annual Meeting.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2021 Annual Meeting

        Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    NortonLifeLock's Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at NortonLifeLock Inc., 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, Attn: Corporate Secretary.

        To be timely for the 2021 annual meeting of stockholders, a stockholder's notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between May 11, 2021 and June 10, 2021 (or, if the 2021 annual meeting is called for a date that is more than 30 calendar days before or more than 60 calendar days after the anniversary of the date of the 2020 Annual Meeting, then by no later than 10 calendar days after our public announcement of the date of the 2021 annual meeting). A stockholder's notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by NortonLifeLock's Bylaws.

        Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.    Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at NortonLifeLock's 2021 annual meeting must be received by us not later than March 24, 2021 in order to be considered for inclusion in NortonLifeLock's proxy materials for that meeting.

Available Information

        NortonLifeLock will mail without charge, upon written request, a copy of NortonLifeLock's Annual Report on Form 10-K for fiscal year 2020, including the financial statements, schedule and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

NortonLifeLock Inc.
60 E. Rio Salado Parkway, Suite 1000
Tempe, Arizona 85281
Attn: Investor Relations

        The Annual Report is also available at investor.nortonlifelock.com.

"Householding" — Stockholders Sharing the Same Last Name and Address

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

        This year, a number of brokers with account holders who are NortonLifeLock stockholders will be "householding" our annual report and proxy materials. A single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061, or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

        Upon written or oral request, NortonLifeLock will promptly deliver a separate copy of the annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the annual report and other proxy materials, you may write or call NortonLifeLock's Investor Relations department at 60 E. Rio Salado Parkway, Suite 1000, Tempe, Arizona 85281, Attn: Investor Relations, telephone number (650) 527-8000.

        Any stockholders who share the same address and currently receive multiple copies of NortonLifeLock's annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or NortonLifeLock's Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

        The Board does not presently intend to bring any other business before the meeting and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

        In this proxy statement, the Company has disclosed information which may be considered forward-looking within the meaning of the U.S. federal securities laws. Forward-looking statements may appear throughout this proxy statement, including in the CD&A. In some cases, you can identify these forward-looking statements by the use of terms such as "believe," "will," "expect" anticipate," "estimate," "intend," "strategy," "future," "plan," "may," "should," "would," and "continue to," or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to statements regarding our executive compensation program and our commitment to not make future special one-time awards to NEOs or provide acceleration of equity awards outside of our standard practices. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in "Risk Factors," "Quantitative and Qualitative Disclosures about Market Risk," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

INFORMATION REFERENCED IN THIS PROXY STATEMENT

        The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. NORTONLIFELOCK INC. (FORMERLY SYMANTEC CORPORATION) 60 EAST RIO SALADO PARKWAY SUITE 1000 TEMPE, ARIZONA 85281 During The Meeting - Go to www.virtualshareholdermeeting.com/NLOK2020 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D20250-P42719 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NORTONLIFELOCK INC. The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors recommends that you vote FOR proposals 2 and 3. 1a. Sue Barsamian For Against Abstain 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2021 fiscal year. Advisory vote to approve executive compensation. ! ! For ! ! Against ! ! Abstain 1b. Eric K. Brandt 1c. Frank E. Dangeard 3. The Board of Directors recommends you vote AGAINST the following proposal: 1d. Nora M. Denzel ! ! ! 1e. Peter A. Feld 4. Stockholder proposal regarding political spending disclosure. 1f. Kenneth Y. Hao NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1g. David W. Humphrey 1h. Vincent Pilette Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D20251-P42719 This Proxy is Solicited on Behalf of the Board of Directors of NortonLifeLock Inc. 2020 Annual Meeting of Stockholders The undersigned stockholder(s) appoint(s) Vincent Pilette, Natalie Derse, and Bryan Ko (the "Proxies") and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Common Stock of NortonLifeLock Inc. that are held of record by the undersigned as of July 13, 2020, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NortonLifeLock Inc. to be held on September 8, 2020 at 9:00 A.M. (Pacific Time), and at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES IDENTIFIED HEREIN TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side